Exhibit 10.1

Dated 26th May 2006

(1) TALISMAN ENERGY (UK) LIMITED

(2) TALISMAN ENERGY ALPHA LIMITED

(3) TALISMAN NORTH SEA LIMITED

(4) TALISMAN OIL TRADING LIMITED

(5) TALISMAN EXPRO LIMITED

HIVE-IN AGREEMENT

in respect of interests in United Kingdom Continental Shelf Petroleum Production
Licence Nos.
P.218, P.588, P.140, P.226, P.339 and P.213

CMS Cameron McKenna LLP

Mitre House
North Silver Street
Aberdeen AB10 1RJ

T +44(0)1224 622002

F +44(0)1224 622066

Ref: SMLR/0Z6417.00139

Table of Contents

1.	Definitions and interpretation

2.	Sale and Purchase of the Interests

3.	Consideration

4.	Interim Period

5.	Completion

6.	Post Completion

7.	Indemnities

8.	Warranties

9.	Confidentiality and Announcements

10.	Notices

11.	Costs and Expenses

12.	Taxation

13.	[Not Used]

14.	Further Assurance

15.	Variation

16.	Severance

17.	Assignment

18.	General

19.	Rights of Third Parties

20.	Governing law

Schedule 1 Interests – Part 1

Schedule 1 Interests – Part 2

Schedule 2 Allocation of Final Consideration

Schedule 3 Working Capital

Schedule 4 Interim and Final Completion Statement Formats

Schedule 5 Seller’s Warranties

Schedule 6 Purchaser’s Warranties

THIS AGREEMENT is made the 26th day of May 2006

BETWEEN

(1)	TALISMAN ENERGY (UK) LIMITED, a company incorporated in England and Wales (registered number 00825828) whose registered office is at 20-22 Bedford Row, London WC1R 4JS (“TEUK”);

(2)	TALISMAN ENERGY ALPHA LIMITED, a company incorporated in England and Wales (registered number 04796268) whose registered office is at 20-22 Bedford Row, London WC1R 4JS (“TEAL”);

(3)	TALISMAN NORTH SEA LIMITED, a company incorporated in England and Wales (registered number 01061863) whose registered office is at 20-22 Bedford Row, London WC1R 4JS (“TNSL”);

(4)	TALISMAN OIL TRADING LIMITED, a company incorporated in England and Wales (registered number 02307374) whose registered office is at 20-22 Bedford Row, London WC1R 4JS (“TOTL”);

(each a “Seller” and together the “Sellers”); and

(5)	TALISMAN EXPRO LIMITED, a company incorporated in England and Wales (registered number 3518803) whose registered office is at 20-22 Bedford Row, London WC1R 4JS (the “Purchaser”).

WHEREAS the Sellers wish to sell and the Purchaser wishes to buy the Interests on the terms and conditions set out herein.

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.	Definitions and interpretation

Definitions

1.1	In this Agreement the following expressions shall, except where the context otherwise requires, have the following respective meanings:

“Accruals Basis” means that basis of accounting under which costs and benefits are regarded as applicable to the period in which the liability for the cost is incurred or the right to the benefit arises regardless of when invoiced, paid or received;

“Adjustment” means any or all (as the context may require) of the Working Capital Adjustment, the Cash Calls Adjustment, the NPR Adjustment, the Petroleum Sales Adjustment and the Interim Period Adjustment together with such amounts (if any) equivalent to interest payable in accordance with Clause 3.16;

“Adjustment Clauses” has the meaning given in Clause 3.5.1;

“AFE” means an authorisation for expenditure pursuant to an agreement relating to the Interests;

“Affiliate” means in relation to a Party, any company or legal entity that controls or is controlled by, or which is controlled by an entity which controls, such Party, where “control” means the ownership, directly or indirectly, of more than fifty percent (50%) of the voting rights in a company or other legal entity, the right to appoint the majority of the board of directors (or equivalent body) of a company or legal entity or the contractual right to exercise a controlling influence over a company or other legal entity;

“Agreed Rate” means one (1) percentage point above LIBOR;

“Agreement” means this agreement including the recital and the Schedules attached hereto;

“Assignment Documents” means the assignment and novation agreements in respect of the Interests Documents, which shall (to the extent appropriate) be executed as execution deeds in accordance with the Master Deed issued by UKOOA and dated 28 April 2003 together with any other documents the Sellers (acting reasonably) consider necessary to effect the assignment and transfer of the Interests to the Purchaser and to release the Sellers and their respective Affiliates from contractual liability to the Relevant Third Parties and any other third parties with respect to the Interests;

“Backstop Date” has the meaning given in Clause 2.4;

“Benefits” means income, receipts, rebates, credits and other benefits of whatsoever nature and howsoever arising;

“Block” means a licence block on the United Kingdom Continental Shelf;

“Business Day” means a day (other than a Saturday, a Sunday or a legal bank or public holiday) on which clearing banks are or, as the context may require, were generally open for business in England;

“Cash Calls Adjustment” has the meaning given in Clause 3.7;

“Chargeable Period” means a period of six months ending at the end of June or December as applicable;

“Claim Threshold” has the meaning given in Clause 8.7.2;

“Completion” means the completion of the sale and purchase of the Interests in accordance with the provisions of this Agreement;

“Completion Date” means the date on which Completion takes place;

“Conditions Precedent” means the conditions precedent to Completion set out in Clause 2.2;

“Confidential Information” has the meaning given in Clause 9.1;

“Consideration” has the meaning given in Clause 3.1;

“CT” or “Corporation Tax” means corporation tax as charged under the Income and Corporation Taxes Act 1988 (as amended) including, unless otherwise expressly stated, the supplementary charge in respect of ring fence trades under section 501A Income and Corporation Taxes Act 1988;

“Data” means all data in the possession of the Sellers relating directly to the Interests and forming part of the property jointly owned by the Sellers and the other parties to the JOAs including petroleum engineering, reservoir engineering, drilling, geological, geophysical and all other kinds of technical data and reports, samples, well-logs and analyses in whatever form the same are maintained, but excluding internal memoranda, reports, interpretations and documents created for the relevant Seller’s (or its Affiliates’) own use and Traded Data;

“Decommissioning Liabilities” means any Obligations incurred in relation to abandonment and/or decommissioning and/or removing and making safe all property (whether or not in existence as at the date of this Agreement) related to the Interests (including platforms, pipelines, plant, machinery, wells, facilities and all other offshore and onshore installations and structures and drill cuttings) whether such Obligations are incurred under or pursuant to any of the Interests Documents or under statutory, common law or other obligation (whether or not in existence as at the date of this Agreement) and including any residual liability for anticipated and/or necessary continuing insurance, maintenance and monitoring costs;

“Default Rate” means three (3) percentage points above LIBOR;

“Disclosure Letter” means the letter of even date herewith delivered to the Purchaser by the Sellers which sets out certain disclosures against the Warranties;

“Dollars” or “$” means the lawful currency for the time being of the United States of America;

“Economic Date” means 00:01 hours (London time) on 1 January 2006;

“Encumbrances” means all liens, charges (fixed or floating), security interests, pledges, options, net profit interests, rights of pre-emption, mortgages and other third party rights;

“Environment” means all or any of the following, alone or in combination: the air (including the air within buildings and the air within any other natural or man-made structures above or below ground or above or below water), water (including seawater inside or outside any territorial limits, freshwater and water under or within land or in pipes or sewerage systems), soil and land (including the seabed and land under water) and any ecological systems and living organisms supported by those media including man;

“Environmental Law” means all United Kingdom and European Union acts and laws, international treaties, national, federal, provincial, state or local statutes, the common law, and any codes of law (having legal effect), in any relevant jurisdiction concerning:

(a)	harm or damage to or protection of the Environment and/or the provision of remedies in respect of or compensation for harm or damage to the Environment; and/or

(b)	emissions, discharges, releases or escapes into or the presence in the Environment of Hazardous Substances or the production, processing, management, treatment, storage, transport, handling or disposal of Hazardous Substances or the disposal or abandonment of any fixed or floating offshore installation; and/or

(c) worker or public health and safety,

and any bylaws, regulations or subordinate legislation, judgements, decisions, notices, orders, circulars, technical instructions, licences or permits and codes of practice from time to time issued or made thereunder;

“Environmental Liabilities” means any Obligations in respect of the Interests under any Environmental Law or in relation to cleaning up, decontamination of, removing and disposing of debris or any property (including platforms, pipelines, plant, machinery, wells, facilities and all other offshore and onshore installations and structures and drill cuttings) from and for reinstating any area of land, foreshore or seabed, wherever situated, whether such Obligations are incurred under or pursuant to any of the Interests Documents or under any Environmental Law or other obligation and including any residual liability for anticipated and/or necessary continuing insurance, maintenance and monitoring costs;

“Field” means an oil field referred to at Part A, Part B, Part D, Part G, Part I and Part J of Part 1 of Schedule 1;

“Field Facilities” means the hydrocarbon production, processing and transportation facilities and the interconnecting pipelines used in relation to a Field and wholly owned by the Field Group;

“Field Group” means the parties to a JOA;

“Final Completion Statement” has the meaning given in Clause 3.13;

“Final Consideration” has the meaning given in Clause 3.4;

“Government” means the government of the United Kingdom;

“Hazardous Substances” means any wastes, pollutants, contaminants and any other natural or artificial substances (whether in the form of a solid, liquid, gas or vapour, and whether alone or in combination) which are capable of causing harm or damage to the Environment;

“HMRC” means Her Majesty’s Revenue and Customs;

“Indemnified Party” has the meaning given in Clause 7.9.1;

“Indemnifying Party” has the meaning given in Clause 7.9.1;

“Interests” means

(a)	the relevant Seller’s undivided legal and beneficial interest in each Licence;

(b)	the relevant Seller’s entire interest in and under the JOA in relation to each Licence;

(c)	the relevant Seller’s entire interest in the Field Facilities; and

(d)	the relevant Seller’s entire interest in the Data

together in each case with all rights and obligations attaching thereto and including but not limited to (i) the right to take and receive a consequent share of all Petroleum produced under the Licences on and after the Economic Date and (subject to Clauses 3.9 and 12) to receive the gross proceeds from the sale or other disposition thereof; (ii) a consequent share of the relevant Seller’s right, title and interest in and to jointly-owned funds, jointly owned property and all other assets which are or may be owned pursuant to or under any of the Interests Documents; and (iii) all rights, liabilities and obligations associated with such interest under the Interests Documents;

“Interests Documents” means those documents listed as such in Schedule 1 which relate to each part of the Interests or, where the context so requires, any one or more of such documents;

“Interim Completion Statement” has the meaning given in Clause 3.11;

“Interim Period” means the period from and including the Economic Date up to and including the Completion Date;

“Interim Period Adjustment” has the meaning given in Clause 3.10;

IVRRH Assets” has the meaning given in Clause 2.5;

“IVRRH JOA” means the JOA in respect of the Ivanhoe, Rob Roy and Hamish Fields as set out in Parts A and B of Schedule 1, Part 1;

“IVRRH Licences” means Licences P.218 and P.588, as set out in Parts A and B of Schedule 1, Part 1;

“JOA” means the joint operating agreement currently in force in respect of operations pursuant to a Licence and identified as such in Schedule 1, Part 1;

“LIBOR” means the one month London inter-bank offered rate for Dollars as published electronically on Reuters as the official quotation at closing (last trade) London time on the relevant day of the relevant period in respect of which interest (or an amount equivalent thereto) is to be calculated, or the next day thereafter for which a rate is so published;

“Licence” means each or any of the licences of which details are set out in Part 1 of Schedule 1;

“Licence Operator” means the entity appointed operator pursuant to a JOA and in the case of each Licence the current Licence Operator is identified in the relevant Part of Part 1 of Schedule 1;

“Natural Gas” means any hydrocarbons or mixture of hydrocarbons and other gases transported in a gaseous state;

“Notification Date” means the date on which the last of the Conditions Precedent has been fulfilled or waived;

“Notional CT” means an amount calculated in accordance with the principles of corporation tax as defined in Income and Corporation Taxes Act 1988 (“ICTA88”) including supplementary charge in accordance with sections 501A to 501B ICTA88 arising in respect of profits from ring fence trades in accordance with section 502 ICTA88. Provided that any changes in the statutory rate of corporation tax and/or supplementary charge applicable after the Economic Date shall require the basic rate of 30% and/or the percentage in section 501A ICTA 1988 to be amended for the purposes of this Agreement to reflect the amended rate(s);

“NPR Adjustment” (being the Adjustment in respect of non-Petroleum receipts) has the meaning given in Clause 3.8;

“Obligations” means costs, charges, expenses, liabilities and obligations of whatsoever nature and howsoever arising;

“Operator” means a Licence Operator;

“Person” means any person, company, consortium, association, entity, Government, Government Entity, or any agency or subdivision of the Government;

“Party” or “Parties” means a party or parties to this Agreement;

“Petroleum” shall have the meaning given in the Licences;

“Petroleum Sales Adjustment” has the meaning given in Clause 3.9;

“Pounds Sterling” or “£” means the lawful currency for the time being of the United Kingdom;

“PRT” or “Petroleum Revenue Tax” means petroleum revenue tax charged under the Oil Taxation Act 1975;

“Relevant Claim” means:

(a)	any claim by the Purchaser against the Sellers for breach of the Warranties; and/or

(b)	any other claim whether by law, in contract, tort, delict or otherwise against the Sellers arising out of any of the other provisions of this Agreement or matters the subject hereof;

“Relevant Third Parties” means the parties (other than the relevant Seller(s) and the Purchaser) to any or all of the Interests Documents;

“Representations” has the meaning given in Clause 8.5;

“Securities and Exchange Commission” means the Securities and Exchange Commission of the United States of America;

“Secretary” means the Secretary of State for Trade and Industry of Her Majesty’s Government of the United Kingdom and any successor in relevant function in relation to the Licences;

“Taxation” means all forms of taxation, duties, levies, imposts, charges and withholdings, direct or indirect, created or imposed as a form of taxation by any taxing, fiscal or other appropriate authority of the United Kingdom or any other relevant jurisdiction and (without prejudice to the generality of the foregoing) includes:

(a)	corporation tax, the supplementary charge, capital gains tax, PRT, royalty, inheritance tax, value added tax, customs and other import or export duties, excise duties, stamp duty land tax, social security or withholdings similar to or supplementing or replacing the foregoing or any of them; and

(b)	all penalties, charges, interest, fines, costs and expenses, loss of relief, allowance or credit relating to any form of, or claim for, taxation or other imposition referred to in paragraph (a);

“Tax Authority” means any revenue, customs or fiscal, governmental, state, community, municipal or regional authority or Person competent to impose, administer or collect any Taxation;

“Third Party” has the meaning given in Clause 7.9.1;

“Third Party Claim” has the meaning given in Clause 7.9.1;

“Traded Data” means, with respect to a Block comprised within the Interests, data which relates to an area outside such Block and which has been acquired by trade, purchase or otherwise by and on behalf of a Seller (either alone or in conjunction with third parties) from a third party or parties, and/or data which relates to such a Block and has been acquired as aforesaid which in both cases cannot be provided to the Purchaser because such transfer is prohibited by the agreement under which it was acquired;

“Transfer Period” means the Chargeable Period during which Completion takes place;

“UKOOA” means the UK Offshore Operators Association;

“VAT” or “Value Added Tax” means value added tax as charged under the Value Added Tax Act 1994;

“Warranties” means the warranties given by the Sellers to the Purchaser set out in Schedule 5; and

“Working Capital Adjustment” has the meaning given in Clause 3.6.

Interpretation

1.2	All references to Clauses and Schedules (and Parts thereof) are, unless otherwise expressly stated, references to clauses of and schedules (and parts thereof) to this Agreement.

1.3	The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

1.4	Unless the context otherwise requires in this Agreement the singular shall include the plural and vice versa.

1.5	References in this Agreement to any statute, statutory provision or other legislation include a reference to that statute, statutory provision or legislation as amended, extended, re-enacted, consolidated or replaced from time to time (whether before or after the date of this Agreement) and include any order, regulation, instrument or other subordinate legislation made under the relevant statute, statutory provision or legislation.

1.6	Unless the context otherwise requires references to persons shall include natural persons, bodies corporate, unincorporated associations and partnerships and shall include such person’s successors and permitted assigns.

1.7	Unless the context otherwise requires, references to documents and agreements shall be construed as references to those documents or agreements as may have been amended, supplemented and/or novated from time to time.

1.8	Any reference to “writing” or “written” includes faxes and any legible reproduction of words delivered in permanent and tangible form (but does not include e-mail).

1.9	References in this Agreement to the words “include”, “including” and “other” shall be construed without limitation.

1.10	Reference to any document as being “in the agreed form” shall mean that it is in the form agreed between the Sellers and the Purchaser and signed for the purposes of identification by or on behalf of the Sellers and the Purchaser before the execution of this Agreement.

1.11	The obligations of the Sellers under this Agreement shall be joint and several.

2.	Sale and Purchase of the Interests

2.1	Subject to the terms of this Agreement, each Seller hereby agrees to transfer to the Purchaser and the Purchaser hereby agrees to acquire from the Sellers the Interests with full title guarantee and free from all Encumbrances (subject to the terms of the Interest Documents).

2.2	The obligations of the Parties to complete the sale and purchase of the Interests under this Agreement are conditional on fulfilment or waiver, in accordance with the terms of this Agreement, of the following conditions (“Conditions Precedent”):

2.2.1	all necessary written consents, approvals or waivers, as the case may be, by the Relevant Third Parties in relation to the transfer by the Sellers to the Purchaser of the Interests being obtained (including the waiver, non-exercise or expiry of any pre-emption rights), in form and substance reasonably acceptable to the Sellers and the Purchaser, and the execution of the Assignment Documents by such Relevant Third Parties (other than the Secretary); and

2.2.2	the Secretary’s consent to the assignment of the Licences being obtained; in form and substance reasonably acceptable to the Sellers and the Purchaser.

2.3	The Purchaser shall provide and/or procure the provision of such parent company guarantee and/or alternative security as may be required by:

2.3.1	the Secretary, in order to obtain fulfilment of the Conditions Precedent; and

2.3.2	the parties (or any of them) to any Interests Document(s) in order to obtain the release of the Sellers from their obligations thereunder.

Each Party shall, and shall procure that each of its Affiliates shall, use reasonable endeavours to procure the satisfaction of the Conditions Precedent including the execution of all such other documents, acts and things as may be reasonably required in order to satisfy the Conditions Precedent.

2.4	Without prejudice to the provisions of Clause 2.6, the Parties shall each use all reasonable endeavours to obtain fulfilment of the Conditions Precedent as soon as practicable and in any event by 30 November 2006 (or such later date as the Sellers may agree in writing) (the “Backstop Date”).

2.5	In the event that either (i) any of the Conditions Precedent set out in Clause 2.2 have not been fulfilled or waived or (ii) a Relevant Third Party is entitled to require a reassignment to the Seller in the event that the Purchaser ceases to be an affiliate of the Seller and has not waived or has been deemed not to have waived such rights in each case by 15 November 2006 (or such later date as the Parties may agree) in respect of the IVRRH JOA, then the IVRRH Licences and the IVRRH JOA and its related agreements, Field Facilities and Data (“IVRRH Assets”) shall cease to be part of the Interests for the purpose of this Agreement and this Agreement shall be deemed amended accordingly. In such event, the Parties shall be freed and discharged from all liability with respect thereto under this Agreement (save in respect of any breach of Clause 2.3) and all right title and interest thereto shall remain with the relevant Seller. On the IVRRH Assets ceasing to form part of the Interests under this Clause 2.5, the Consideration shall be reduced by the amount allocated to the IVRRH Assets and associated Plant and Machinery Allowance in Schedule 2 and the amount of Working Capital Adjustment shall be determined without reference to the IVRRH Assets.

2.6	If the Conditions Precedent are not satisfied or waived on or before the Backstop Date except as provided in Clause 2.5 then, subject to Clause 9.3, this Agreement shall automatically terminate without liability to either the Sellers or the Purchaser in respect of any such termination, save in respect of any prior breach of this Agreement.

2.7	Each Party shall promptly provide to the other Parties all such information and documentation concerning that Party as may be necessary to enable the other Parties to prepare and submit all necessary filings required by the Government in connection with the transaction contemplated by this Agreement and otherwise to satisfy the Conditions Precedent.

2.8	Waiver of any of the Conditions Precedent set out in Clause 2.2 shall require the mutual written consent of the Sellers and the Purchaser.

2.9	Subject to Clause 2.5, neither the Purchaser nor the Sellers shall be obliged to complete the purchase of any of the assets comprising the Interests unless the sale of all of the assets comprising the Interests are completed simultaneously.

3.	Consideration

3.1	The consideration for the transfer of the Interests shall be the payment by the Purchaser to the Sellers of the sum of one hundred and thirty five million Dollars ($ 135,000,000) (the “Consideration”) as adjusted pursuant to this Agreement.

3.2	[Not Used]

3.3	Subject to Clause 12, the Final Consideration shall be allocated as set out in Schedule 2. The Sellers and the Purchaser agree that the said allocation is a just and reasonable apportionment of the Final Consideration.

3.4	The consideration payable by the Purchaser to the Sellers for the transfer of the Interests (the “Final Consideration”) shall be determined as follows:

Final Consideration = (A + B) plus/minus (as the case may be) (C + D) plus (E + F) minus (G + H) minus (I + J) plus (K + L)

A means the Consideration;

B means the interest calculated on A pursuant to Clause 3.16.1;

C means the Working Capital Adjustment;

D means the interest calculated on C pursuant to Clause 3.16.2(a);

E means the Cash Call Adjustment;

F means interest on each cash call comprised in E calculated pursuant to Clause 3.16.2(b);

G means the NPR Adjustment;

H means interest on each receipt comprised in G calculated pursuant to Clause 3.16.2(c);

I means the Petroleum Sales Adjustment;

J means interest on each receipt comprised in I calculated pursuant to Clause 3.16.2(d);

K means the Interim Period Adjustment;

L means interest on each item of expenditure comprised in K calculated pursuant to Clause 3.16.2(e);

3.5

3.5.1	Where any sums are taken into account in an Adjustment or are payable by the Purchaser to the Sellers or by the Sellers to the Purchaser pursuant to Clause 3, Clause 7.3 or Clause 12 (together the “Adjustment Clauses”) or pursuant to a warranty claim under Clause 8, the same shall operate by way of increases or decreases, as the case may be, in the Final Consideration.

3.5.2	No item taken into account in calculating any one Adjustment or other increases or decreases as the case may be under the Adjustment Clauses or Clause 8 as aforesaid shall be taken into account in calculating any of the other Adjustments so as to result in a Party making or receiving payment twice in respect thereof.

3.5.3	No Adjustment under this Clause 3 shall be made in respect of any matter to which Clause 7.6 applies.

3.5.4	All payments to be made under this Agreement shall be made in Dollars unless otherwise agreed between the Parties in writing and shall be paid in cash in immediately cleared funds (without set-off, withholding or any deduction of any kind including, but not limited to, for any Taxation, banking transfer or other costs or claims) directly into the Sellers Account or the Purchaser’s Account (as the case may be) by bank transfer unless otherwise agreed in writing between the Sellers and the Purchaser.

Working Capital Adjustment

3.6

3.6.1	The Working Capital Adjustment, which if positive shall increase the Final Consideration and if negative shall reduce the Final Consideration, shall be the amount calculated in respect of each of the categories listed in Schedule 3 as at the Economic Date by reference to the statements provided by the relevant Operators and otherwise in accordance with Schedule 3.

3.6.2	The Sellers shall prepare a statement of the Working Capital Adjustment for each of the categories listed in Schedule 3 and shall submit such statement to the Purchaser as soon as practicable after, and in any event no later than, the sixtieth (60th) day following the date of this Agreement. The Parties shall endeavour to agree the amount of the statement before Completion and, failing such agreement, the matter shall be dealt with in accordance with Clauses 3.12 and 3.14 and the statement of the Working Capital Adjustment shall be revised to reflect any agreed or determined adjustments (prior to Completion, if practicable).

Cash Calls Adjustment

3.7	The Cash Calls Adjustment, which shall increase the Final Consideration, shall be the sum of all cash calls and invoices paid in respect of the Interests by the Sellers during the Interim Period relating to periods after the Economic Date pursuant to the Interests Documents.

NPR Adjustment

3.8	The NPR Adjustment, which shall decrease the Final Consideration, shall be the sum of all income and other receipts received by the Sellers (other than those dealt with by the Petroleum Sales Adjustment under Clause 3.9) in respect of the Interests during the Interim Period, provided that any such income or receipt which relates to any period prior to the Economic Date and which has not been taken into account in the Working Capital Adjustment shall inure to the benefit of the Sellers.

Petroleum Sales Adjustment

3.9

3.9.1	The Petroleum Sales Adjustment, which shall decrease the Final Consideration, shall be the sum of all receipts under or in connection with any contract for the sale and/or supply of Petroleum from and in relation to the Interests that, following the Economic Date and in respect of any Petroleum which (being oil) is lifted or (being Natural Gas) is delivered at any time after the Economic Date, are received by or credited to the Sellers.

3.9.2	For the avoidance of doubt, the Parties agree that no adjustment shall be made at Completion as part of the Petroleum Sales Adjustment in respect of any receipts under or in connection with any contract for the sale and/or supply of Petroleum as aforesaid where such receipts have not been received by or credited to the Sellers prior to the Completion Date. Instead, the Parties agree that forthwith following each receipt by or crediting to the relevant Seller of any such receipts after Completion, the Sellers shall pay the Purchaser the amount equal to such receipts. The Parties further agree that any payments made by the Sellers to the Purchaser under this Clause 3.9.2 shall decrease the Final Consideration where any Petroleum (being oil) is lifted or (being Natural Gas) is delivered prior to the Completion Date and shall have no effect on the Final Consideration where such lifting or delivery takes place after the Completion Date.

Interim Period Adjustment

3.10	The Interim Period Adjustment, which shall increase the Final Consideration, shall be the sum of all expenditure incurred or paid in respect of the Interests by the Sellers during the Interim Period including, without limitation, demurrage, brokers’ fees (other than fees of stockbrokers and advisers engaged in relation to the matters referred to herein) insurance premia and deductibles and all other costs and expenses incurred or paid by the Sellers in respect of the Interests which are in respect of the period on and after the Economic Date and which have not been met by cash calls or other payments taken into account under the foregoing provisions of this Clause 3.

Interim Completion Statement/Estimate of Adjustments

3.11	The Sellers shall provide the Purchaser with a written statement of the Final Consideration balances, giving an estimate of the sum of all Adjustments (including, for the avoidance of doubt, the Working Capital Adjustment referred to under Clause 3.6) which are expected to be required as at the Completion Date, together with amounts equivalent to interest in accordance with Clause 3.16 to be made hereunder in respect of the Interests (the “Interim Completion Statement”). Such statement shall be provided no later than ten (10) Business Days prior to Completion. The Sellers may update the same and the Parties shall endeavour to agree the statement before Completion, failing which the matter shall be dealt with in accordance with Clauses 3.12 and 3.14. This Interim Completion Statement shall be in the format set out in Schedule 4.

3.12	If any of the amounts or portions thereof contained in the statements to be delivered pursuant to Clauses 3.6.2 and 3.11 have not been agreed or determined prior to Completion, the disputed amounts or portions of the Adjustments shall be left out of account and the undisputed balances of the Adjustments shall be set off against each other.

The resultant balance in relation to the Interests shall be set off added to, or subtracted from (as the case may be) the amount of the Final Consideration stated in Clause 3.4, and such amount so adjusted, shall be payable at Completion. Payment of disputed amounts or portions thereof shall be made within five (5) Business Days following agreement of the Parties or determination under Clause 3.14.

Final Completion Statement/Final Adjustments

3.13	Within ninety (90) days after Completion, and without prejudice to the provisions of Clause 7, the Sellers shall provide the Purchaser with a written statement giving the final amount of the Final Consideration and all Adjustments to be made hereunder in respect of the Interests. If the Parties shall fail to agree any such statement within fifteen (15) Business Days of receipt by the Purchaser, the statement shall be referred for determination in accordance with the provisions of Clause 3.14. The agreed or determined amount, to the extent not already paid or taken into account on Completion, shall be paid by the Purchaser or the Sellers (as the case may be). Payment of agreed or disputed amounts or portions thereof shall be made within five (5) Business Days following either agreement of the Parties or determination under Clause 3.14 (as the case may be). This final completion statement (the “Final Completion Statement”) shall be in the format set out in Schedule 4. For the avoidance of doubt, the provisions of this Clause 3.13 shall not apply to any tax adjustments pursuant to Clause 12.

Independent determination

3.14	If the Parties cannot reach agreement on the contents of all or part of the statements referred to in Clauses 3.6.2, 3.11 and/or 3.13 within the time limit provided in Clause 3.13, the disputed items may be referred by any Party for determination by an independent chartered accountant nominated by the Parties or, in the absence of agreement between the Parties within five (5) Business Days of a Party notifying the other that it proposes to refer the dispute to an expert, by the President of the Institute of Chartered Accountants in England and Wales. Subject to Clause 9, the nominated chartered accountant shall be afforded such access to books, records, accounts and documents in the possession of the Parties as he may reasonably request, and he shall act as expert not as arbitrator. The said accountant’s determination shall, in the absence of fraud or manifest error or bias, be final and binding on the Parties, his fees and disbursements shall be borne one half by the Sellers and one half by the Purchaser in equal shares and the Parties shall bear their own costs in respect of such reference.

3.15	The Sellers shall provide the Purchaser with copies of all Operator’s reports, billing statements and correspondence and any and all other relevant documentation in support of the statements referred to in Clauses 3.6.2, 3.11 and 3.13 to the extent the same are not already in the possession of the Purchaser. The Parties shall liaise on the compilation and agreement of the said statements.

Interest

3.16

3.16.1	An amount equivalent to interest (calculated on a compounded basis on the accumulated daily balances) at the Agreed Rate shall be payable to the Sellers on the amount of the Consideration from the Economic Date up to and including the Completion Date.

3.16.2	In respect of Adjustments under Clause 3.4:

(a)	an amount equivalent to interest (calculated on a compounded basis on the accumulated daily balances) at the Agreed Rate shall be payable on the Working Capital Adjustment from the Economic Date up to and including the Completion Date, and, in the case of final adjustments or disputed items, thereafter up to and including the date of settlement thereof;

(b)	an amount equivalent to interest (calculated on a compounded basis on the accumulated daily balances) at the Agreed Rate shall be payable on each cash call (adjusted in accordance with Clause 12) comprised in the Cash Calls Adjustment from the date on which such cash call is paid by the relevant Sellers up to and including the date of settlement of such element of the Cash Calls Adjustment;

(c)	an amount equivalent to interest (calculated on a compounded basis on the accumulated daily balances) at the Agreed Rate shall be payable on each receipt comprised in the NPR Adjustment from the date such income is received by the Sellers up to and including the date of settlement of such element of the NPR Adjustment;

(d)	an amount equivalent to interest (calculated on a compounded basis on the accumulated daily balances) at the Agreed Rate shall be payable on each receipt comprised in the Petroleum Sales Adjustment from the date of such receipt by or credit to the relevant Seller up to and including the date of settlement of such element of the Petroleum Sales Adjustment; and

(e)	an amount equivalent to interest (calculated on a compounded basis on the accumulated daily balances) at the Agreed Rate shall be payable on each item of expenditure comprised in the Interim Period Adjustment from the date such item of expenditure is paid by the relevant Seller up to and including the date of settlement of such element of the Interim Period Adjustment;

3.16.3	The Sellers and the Purchaser agree that the amounts set out in this Clause 3.16 are adjustments to elements of the Final Consideration and not actual interest on any debt between the Sellers and the Purchaser and agree to submit their Corporation Tax returns on that basis.

Currency conversion

3.17	Where any sums payable by the Purchaser to the Sellers or by the Sellers to the Purchaser pursuant to Clauses 3, 7, 8 or 12 are expressed in currencies other than Dollars, the same shall be translated into Dollars at the arithmetical average of the spot closing mid point rates quoted in the Financial Times for the currency concerned on each Business Day during the calendar month in which the relevant payment is made or received (as the case may be) and shall be paid to or by the Sellers in Dollars.

4.	Interim Period

4.1	From the date of this Agreement until Completion, each Seller shall (to the extent it is permitted to do so under the Interests Documents and subject to any confidentiality obligations by which they are bound):

4.1.1	continue to carry on their activities in relation to the Interests in accordance with good oil and gas field practice;

4.1.2	promptly and to the extent practicable in the circumstances consult with the Purchaser in relation to any material decision in connection with the Interests, provided that nothing in this Clause 4.1.2 shall operate to fetter the discretion of each Seller in exercising its votes in respect thereto;

4.1.3	except as disclosed in the Disclosure Letter, not trade, relinquish, surrender, sell, assign or amend the Interests (or agree to do any of the foregoing in the future) without the prior written approval of the Purchaser (such approval not to be unreasonably withheld or delayed);

4.1.4	not amend or agree to amend any of the Interests Documents or waive any of its rights under the Interests Documents without the prior written approval of the Purchaser (such approval not to be unreasonably withheld or delayed);

4.1.5	not approve any work programme, budget, expenditure or capital commitment relating to the Interests involving expenditure in excess of five hundred thousand Dollars ($500,000) (net Seller’s share) in any case other than:

a.	any such expenditure covered by any budget approved prior to the date of this Agreement; or

b.	any such expenditure in respect of which the Purchaser has given its prior written approval (not to be unreasonably withheld or delayed); or

c.	any expenditure necessitated by any emergency (in which case the Sellers shall consult with the Purchaser to the extent practicable in the circumstances); or

d.	any expenditure agreed or forming part of a process agreed pursuant to any Interests Document including cash calls and Operator billings; and

4.1.6	keep the Purchaser informed in a timely manner of all material matters in relation to the Interests, including:

e.	the payment of any cash call;

f.	the approval of any AFE;

g.	the adoption or proposal of, or amendment to, any work programmes and budgets; and

h.	the receipt of Operators’ billing statements and invoices.

4.1.7	in respect of such policies of insurance as are maintained by the Seller in respect of the Interests and are in force at the date hereof, continue to maintain in full force and effect such policies of insurance, (subject to the provisions of Clauses 3.10 and 12) pay all premia falling due for payment by the Seller in respect thereof, make and pursue all claims which can be made under such policies in respect of any loss of or damage to the Interests, and (subject to the provisions of Clause 12) account to the Purchaser (after, as well as before Completion) for any amounts received by the Seller in or towards settlement of such claims where the loss or damage to which they relate was suffered after the Economic Date (and to the extent that such amounts have not been applied by the Seller towards reinstatement). Notwithstanding the provisions of Clause 3.10, the Seller shall be entitled to retain for its own account so much of the premium paid by it for the period of insurance in which the Completion Date falls as is rebated to the Seller by reason of such insurance terminating on the Completion Date.

5.	Completion

5.1	Completion under this Agreement shall take place at the offices of the Sellers on either the last Business Day of the month if the Notification Date is ten (10) or more Business Days prior to the last Business Day of such month of notification or on the last Business Day of the immediately succeeding month if the Notification Date is less than ten (10) Business Days prior to the last Business Day of such month of notification, or at such other location and/or at such other time as the Parties may agree in writing.

5.2	On the Completion Date all but not part of the following business shall be transacted:

5.2.1	The Purchaser shall:

i.	pay to the Sellers the Final Consideration, by means of telegraphic transfer in immediately available funds as directed by the Sellers for value in Dollars on such Completion Date;

j.	deliver to the Sellers (to the extent not already delivered prior to Completion) a copy of the relevant guarantees, releases, consents, approvals, confirmations or waivers, if any, referred to in Clause 2.2 and obtained by or on behalf of the Purchaser;

k.	deliver to the Sellers (to the extent not already delivered prior to Completion) a copy, certified as a true copy and in full force and effect by a director or the legal manager of the Purchaser, of (i) a resolution of the board of directors of the Purchaser authorising its entry into the transactions contemplated by this Agreement; and (ii) a Power of Attorney authorising a person or persons to sign this Agreement and the Assignment Documents on behalf of the Purchaser; and

l.	execute and deliver those of the Assignment Documents to which it is a signatory.

5.2.2	The Sellers shall, after confirmation of receipt of the amounts payable under Clause 5.2.1(a), deliver to the Purchaser (to the extent not already delivered prior to Completion):

m.	the Assignment Documents duly executed by all the Relevant Third Parties other than the Purchaser;

n.	a copy of other relevant guarantees, releases, consents, approvals, confirmations or waivers, if any, referred to in Clause 2.2 and obtained by or on behalf of the Sellers; and

•	. a copy, certified as a true copy and in full force and effect by a director or the legal manager of each Seller, of (i) a resolution of the board of directors of each Seller authorising its entry into the transactions contemplated by this Agreement; and (ii) a Power of Attorney authorising a person or persons to sign this Agreement and the Assignment Documents on behalf of each Seller.

5.2.3	Neither the Sellers nor the Purchaser shall be obliged to complete the transfer of the Interests unless all those things set out in Clause 5.2.1 and Clause 5.2.2 are carried out simultaneously, but this Clause shall not prejudice any rights or remedies available to a Party in respect of the default on the part of an other Party.

5.2.4	Title to the Interests shall pass from the Sellers to the Purchaser upon Completion.

6.	Post Completion

6.1	The Sellers shall ensure that (to the extent not delivered prior to Completion) the Interests Documents and all Data in the possession or control of the Sellers (or copies thereof, if originals are not in the Sellers possession) are made available for collection by the Purchaser, at its own expense, within normal business hours as soon as reasonably practicable after the Completion Date.

6.2	The Purchaser acknowledges that the Sellers shall have the right to retain copies of any of the Interests Documents and Data, subject to the same being maintained in confidence in accordance with the provisions of Clause 9.

6.3	Upon each and every Seller’s request, from time to time, the Purchaser will support any application by such Seller for release from any notice or notices issued to the Seller or any of its Affiliates under section 29 of the Petroleum Act 1998.

7.	Indemnities

7.1	The Sellers shall be liable for Obligations in respect of the Interests which accrue in or relate to any period before the Economic Date and the Sellers shall be entitled to all Benefits in respect of the Interests which accrue in or relate to any period before the Economic Date.

7.2	The Purchaser shall be liable for all Obligations in respect of the Interests which accrue in or relate to any period on or after the Economic Date and the Purchaser shall be entitled to all Benefits in respect of the Interests which accrue in or relate to any period on or after the Economic Date.

7.3	Save to the extent that account is taken thereof in the Adjustments under Clause 3, and subject to Clause 8,

7.3.1	if any Obligations in relation to the Interests are incurred by the relevant Seller in respect of any period on or after the Economic Date, the Purchaser shall reimburse and indemnify the relevant Seller in respect thereof;

7.3.2	if any Obligations in relation to the Interests are incurred by the Purchaser in respect of any period prior to the Economic Date, the relevant Seller shall reimburse and indemnify the Purchaser in respect thereof;

7.3.3	if any Benefits in relation to the Interests accrue to a Seller in respect of any period on or after the Economic Date, the Seller shall account to and reimburse the Purchaser in respect thereof; and

7.3.4	if any Benefits in relation to the Interests accrue to the Purchaser in respect of any period prior to the Economic Date, the Purchaser shall account to and reimburse the relevant Seller in respect thereof.

7.4	Any amount to be paid or reimbursed in accordance with Clause 7.3 or any other provision of this Clause 7 shall be paid or reimbursed within ten (10) Business Days of receipt thereof (or, in the case of Obligations in relation to the Interests, within ten (10) Business Days of receipt of notification from the Party which has incurred such Obligations) to the Sellers Account or the Purchaser’s Account (as appropriate).

7.5

7.5.1	For the avoidance of doubt, and without prejudice to the provisions of Clauses 7.1, 7.2, and 7.3, any Benefits or Obligations (including the cost of any audit) accruing in respect of the Interests in the form of amounts receivable or payable resulting from an audit pursuant to a JOA or from any other subsequent adjustment in relation to the operation of, and expenditure attributable to, the Interests in the period prior to the Economic Date shall accrue to the Sellers. Where any such audit takes place after the Completion Date, the Purchaser shall use all reasonable endeavours to enable the relevant Seller to make representations directly to any relevant Operator and shall in any event be obliged to take account of the relevant Seller’s representations in connection with such audit and to notify the relevant Seller’s of any audit adjustment as soon as practicable after the results of such audit are known. If as a result of any audit adjustment or otherwise, either the Sellers or the Purchaser is, on the principles set out in Clauses 7.1, 7.2, and 7.3, so liable to pay any amount to the other, then, to the extent that account has not already been taken of such amount in the Adjustments under Clause 3, or the amount has not otherwise been paid in accordance with Clause 7.3, such amount shall be paid to the Sellers Account or the Purchaser’s Account (as appropriate) within thirty (30) Business Days after the amount receivable or payable as a result of such an audit or other subsequent adjustment has been taken into account by the relevant Operator in the Operator’s billing statement.

7.5.2	In the event of a dispute between the Parties concerning an audit referred to in Clause 7.5.1, the disputed matter may be referred by any Party for determination by an independent chartered accountant nominated by the Parties or, in the absence of agreement between the Parties within five (5) Business Days of a Party notifying the other that it proposes to refer the dispute to a chartered accountant, appointed by the President of the Institute of Chartered Accountants in England and Wales. The nominated chartered accountant shall be afforded such access to books, records, accounts and documents in the possession of the Parties as he may reasonably request, and he shall act as expert not as arbitrator. The said accountant’s determination shall, in the absence of fraud or manifest error or bias, be final and binding on the Parties, his fees and disbursements shall be borne one half by the Seller and one half by the Purchaser and each of the Parties shall bear their own costs in respect of such reference.

7.6	Notwithstanding any other provision of this Agreement, the Purchaser covenants with each Seller that the Purchaser shall indemnify, defend and hold each Seller and its Affiliates harmless against all and any Environmental Liabilities and/or Decommissioning Liabilities irrespective of when such liabilities are or were incurred, regardless of whosoever is or was a licensee under the relevant Licence or party under the relevant JOA or other relevant Interests Document.

7.7	The rights and obligations in this Clause 7 shall not come into effect unless and until Completion takes place.

7.8	For the avoidance of doubt, and without prejudice to the provisions of Clauses 7.1, 7.2 and 7.3, any Benefits or Obligations accruing in respect of the Interests in the form of joint account insurance proceeds shall be payable to whichever of the Parties ultimately bore the relevant insured loss. If each of the Sellers and the Purchaser suffered part of such loss, payment shall be made to the Sellers and the Purchaser in proportion to the part of such loss ultimately borne by it.

7.9

7.9.1	Under this Clause 7, if any Person not a party to this Agreement (a “Third Party”) shall notify a Party (the “Indemnified Party”) with respect to any claim that the Third Party intends to bring or has brought (a “Third Party Claim”) against the Indemnified Party and which gives rise or would give rise to a claim for indemnification against the other Party (the “Indemnifying Party”), then the Indemnified Party shall promptly (and in any event within ten (10) Business Days after receiving notice of the Third Party Claim) notify the Indemnifying Party thereof in writing, giving reasonably detailed particulars of the Third Party Claim.

7.9.2	The Indemnifying Party will have the right to (and shall, if so requested in writing by the Indemnified Party) assume and conduct the defence of the Third Party Claim at its sole cost provided that the Indemnifying Party first indemnifies and holds harmless the Indemnified Party (to the Indemnified Party’s reasonable satisfaction) against all costs and liabilities it may incur as a result of allowing the Indemnifying Party the right to assume conduct of the Third Party Claim and provided that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably);

7.9.3	Unless and until an Indemnifying Party assumes the defence of the Third Party Claim as provided in Clause 7.9.2, the Indemnified Party may defend against the Third Party Claim in any manner it reasonably deems appropriate at the cost of the Indemnifying Party.

7.9.4	Notwithstanding Clause 7.9.3, in no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld or delayed unreasonably);

7.9.5	In the event of a Third Party Claim being made, each Party, subject to each other Party agreeing to keep the same confidential and to use the same only in connection with the Third Party Claim, agrees to provide to each other Party (and its authorised employees and its professional advisers) all material technical, legal and financial information reasonably necessary or conducive to the proper defence of the Third Party Claim.

7.10	In this Clause 7, indemnity means indemnity on an after tax basis. Such indemnity payments shall be treated as an adjustment to the Final Consideration. On “an after tax basis” for the purposes of this Clause 7.10 shall mean that in calculating the amount of an indemnity there shall be taken into account:

7.10.1	the amount by which any liability for Taxation of the party to be paid is actually increased as a result of the indemnity payment being received; and

7.10.2	any withholding tax suffered on the payment of indemnity payment so that if withholding tax is suffered, the payer shall pay such sum to the payee as will, after the deduction or withholding has been made, leave the payee with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding and in the event that the payer becomes entitled to a credit or repayment in respect of such withholding tax, it shall pay to the payer such amount (not exceeding the credits or repayment) as will leave the payee in no worse position than if the withholding had not been suffered.

7.11	The ascertainment of all Obligations and Benefits in relation to the Interests under this Clause 7 will be calculated on an Accruals Basis.

8.	Warranties

8.1	Subject to the provisions of this Clause 8 and save as fairly disclosed under the terms of the Disclosure Letter or set out, referred to or noted in the Interests Documents, each Seller hereby warrants to the Purchaser solely in respect of those Interests identified in Part 1 of Schedule 1 to be transferred by that Seller at the date hereof in the terms set out in Schedule 5.

8.2	The Purchaser hereby warrants to the Sellers at the date hereof in the terms set out in Schedule 6.

8.3	The sole remedy of the Purchaser in respect of any Relevant Claim shall be an action for damages. Save in the event of fraud by the Sellers, no right of rescission shall be available to the Purchaser by reason of any fact, matter or circumstance giving rise to a Relevant Claim.

8.4	A Seller shall not be liable for any Relevant Claim unless it shall have received from the Purchaser, as soon as practicable after the Purchaser becomes aware of the same, written notice containing reasonable details of the Relevant Claim including the Purchaser’s provisional estimate of the amount of the Relevant Claim provided always that such notice is received on or before the first anniversary of the Completion Date. If any delay by the Purchaser in notifying a Relevant Claim prejudices a Seller’s ability to avoid or mitigate its liability in respect of that Relevant Claim then the Seller’s liability to the Purchaser in respect thereof shall be reduced to the extent that the Seller is prejudiced by the delay. Any Relevant Claim made shall be deemed to have been withdrawn unless legal proceedings in respect thereof have been both issued and served on the Seller within six (6) months of the giving of such notice.

8.5	Except as set forth in Clause 8.1, neither the Sellers nor any of their Affiliates nor any officer, shareholder, director, employee, agent, consultant or representative of the Sellers or any of their Affiliates (including, without limitation, their auditors) makes any representation, warranty or undertaking, statement, opinion, information or gives any advice (including without limitation any representation, warranty, undertaking, statement, opinion, information or advice (a) communicated (orally or in writing) to the Purchaser or any Affiliate of the Purchaser or (b) made in any data, information or document communicated to the Purchaser or any Affiliate of the Purchaser or made by any officer, shareholder, director, employee, agent, consultant or representative of the Sellers or any Affiliate of the Sellers) (“Representations”) and the Purchaser acknowledges, affirms and warrants that it has not relied, and will not rely, upon any such Representation in entering into this Agreement or carrying out the transactions contemplated by this Agreement and that, where any Representation is repeated in this Agreement, all liability for misrepresentation whether negligent or innocent (but expressly excluding liability for fraudulent misrepresentation) is hereby excluded and the sole remedy of the Purchaser shall be such remedies as are set out in this Clause 8. The Purchaser hereby irrevocably and unconditionally waives any right it may have to claim damages for, or to rescind this Agreement by reason of any Representation not expressly set out in this Agreement (save in the case of fraud). Without limiting the generality of the foregoing, the Sellers make no representation or warranty as to: (i) the amounts, quality or deliverability of reserves of crude oil, natural gas or other hydrocarbons attributable to the Interests (ii) any geological, geophysical, engineering, economic or other interpretations, forecasts or evaluations, (iii) any forecast of expenditures, budgets or financial projections, or (iv) any geological formation, drilling prospect or hydrocarbon reserve.

8.6	The Sellers shall not be liable for any Relevant Claim to the extent that such Relevant Claim (or the subject matter thereof):

8.6.1	occurs or arises, or such Relevant Claim otherwise having arisen, is increased as a result of any act, matter, omission, transaction or circumstance which would not have occurred but for the passing of, or any change in, after the date hereof, any law, rule, regulation, interpretation of the law, or any administrative practice of any government, governmental department, agency, regulatory body or Person (including any passing of, or change in, any law, rule, regulation, interpretation of the law or any administrative practice as aforesaid which takes place retrospectively, or any increase in the rates of Taxation or any imposition of Taxation or any amendment to or the withdrawal of any extra-statutory concession or other practice previously made by or published by any Tax Authority (in whatever jurisdiction) and in force at the date of this Agreement);

8.6.2	occurs or arises, or such Relevant Claims otherwise having arisen, is increased as a result of any voluntary act, default, omission, transaction or arrangement after Completion by the Purchaser or any of its Affiliates;

8.6.3	occurs or arises, or such Relevant Claim otherwise having arisen is increased as a result of the Seller doing or omitting to do any act or thing at the request of or with the agreement of the Purchaser between the date of this Agreement and Completion; or

8.6.4	relates to any loss which is recoverable by the Purchaser from its insurers.

8.7	The liability of the Sellers in respect of any Relevant Claim (except a claim in respect of the Warranties given in paragraphs 1 and 3 of Schedule 5) shall be limited as follows:

8.7.1	the Sellers shall have no liability except to the extent that the damages to which the Purchaser is entitled in aggregate exceed an amount equal to five percent (5%) (the “Claim Threshold”) of the Final Consideration provided that if the aggregate amount of Relevant Claims reaches the Claim Threshold the Purchaser shall be entitled (subject to the other provisions of this Clause 8) to recover in respect of each and all such Relevant Claims and not just the excess over the Claim Threshold; and

8.7.2	the maximum aggregate liability of the Sellers in respect of all Relevant Claims shall not exceed an amount equal to one hundred percent (100%) of the Final Consideration.

8.8	If:

8.8.1	the Purchaser becomes aware of any circumstance which may result in the Purchaser having a Relevant Claim against the Sellers as a result of or in connection with a liability or alleged liability to a third party; or

8.8.2	the Purchaser is or may be entitled by law to recover from some other person, firm, authority or body corporate any sum in respect of which the Purchaser may have a Relevant Claim,

the Purchaser shall promptly notify the Sellers thereof in writing and the Sellers shall be entitled (i) to take and/or require the Purchaser to take any action the Sellers might reasonably request to resist such liability or enforce such recovery (as the case may be), in both cases in the name of the Purchaser but at the cost and expense of the Sellers, and (ii) to have conduct of any appeal, dispute, compromise or defence of the dispute and of any incidental negotiations for the aforesaid purposes, and the Purchaser will give the Sellers all co-operation, access and assistance for the purposes of resisting such liability or enforcing such recovery (as the case may be) as the Sellers may reasonably require PROVIDED THAT notwithstanding the provisions of this clause, the Purchaser shall not be obliged to take any action or do any act or thing that would in the reasonable view of the Purchaser have a material adverse effect on their business or reputation.

8.9	If the Sellers pay to the Purchaser an amount pursuant to a Relevant Claim and the Purchaser is entitled to recover from some other person any sum to which it would not have been or become entitled but for the circumstances giving rise to such Relevant Claim, the Purchaser shall promptly undertake all appropriate steps to enforce such recovery and shall forthwith repay to the Sellers the lesser of (i) the amount paid to the Purchaser by the Sellers pursuant to the Relevant Claim; and (ii) the amount recovered from the third party, in each case less all costs, charges and expenses reasonably incurred by the Purchaser in obtaining (or consequent upon obtaining) that payment and in recovering that amount from the third party.

8.10	Nothing in this Agreement shall relieve the Purchaser of any duty, whether at common law or otherwise, to mitigate any loss or damage incurred by it in respect of any breach by the Sellers of the Warranties or any other term of this Agreement or in respect of its subject matter.

8.11	The Purchaser shall not be entitled to recover from the Sellers the same sum or loss more than once in respect of any Relevant Claim.

8.12	Where a warranty is qualified by the words “so far as the Seller is aware”, or any similar expression, each of the Sellers acknowledges that it has represented to the Purchaser that such warranty has been so qualified after due enquiry of the Aberdeen based Senior Management Team and Lorraine Taylor, Asset Manager and that the Seller has used reasonable endeavours to ensure that the statement contained in that warranty is accurate. The Purchaser acknowledges that neither the persons referred to above nor the Sellers have any obligation to make enquiries of any other person in relation to the Warranties.

8.13	The Purchaser acknowledges and agrees that at the time of entering into this Agreement it does not have:

8.13.1	knowledge of any matter or thing which, save as disclosed in the Disclosure Letter, is inconsistent with the Warranties; and

8.13.2	knowledge that the matter or thing could result in a Relevant Claim,

and such acknowledgement shall be binding on any person bringing a claim under or in connection with the Warranties.

9.	Confidentiality and Announcements

9.1	The existence and terms of this Agreement and all information furnished or disclosed to the Purchaser or any of its Affiliates in connection with the transactions contemplated by this Agreement (“Confidential Information”) shall be held confidential by the Parties and shall not be divulged in any way by a Party to any third party without the prior written approval of the other Parties provided that a Party may, without such approval, disclose such Confidential Information to:

9.1.1	any outside professional consultants, upon obtaining a similar undertaking of confidentiality (but excluding this proviso) from such consultants;

9.1.2	any bank or financial institution from whom such Party is seeking or obtaining finance, upon obtaining a similar undertaking of confidentiality (but excluding this proviso) from such bank or institution;

9.1.3	any department, authority, ministry or agency of any government or other governmental authority lawfully requesting such information;

9.1.4	any court or arbitral tribunal of competent jurisdiction acting in pursuance of its powers;

9.1.5	any of its Affiliates upon obtaining a similar undertaking of confidentiality from such Affiliates;

9.1.6	the extent required by any applicable laws, or the requirements of any recognised stock exchange or the Securities and Exchange Commission in compliance with its rules and regulations; and

9.1.7	the extent that the terms of this Agreement become public knowledge or for any other reason cease to be confidential otherwise than through breach of this undertaking.

9.2	No Party shall, and each Party shall procure that none of its Affiliates shall, issue or make any public announcement or statement regarding this Agreement or its terms or any transactions contemplated hereby without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

9.3	The Purchaser shall remain bound by this Clause 9, notwithstanding any termination of this Agreement. If this Agreement is terminated, the Purchaser shall, at the request of the Sellers, promptly return to the Sellers (and delete from the Purchaser’s systems, where electronically stored) all Confidential Information.

10.	Notices

10.1	Any notice or other document to be served under this Agreement shall be in writing and may be delivered by hand or sent by post or fax to the Party to be served at its address appearing in Clause 10.3 of this Agreement (and marked for the attention of the person whose name is referred to in Clause 10.3) or at such other address (or marked for the attention of such other person) as it may have notified to the other Party in accordance with this Clause 10. Any notice or other document sent by post shall be sent by registered post.

10.2	Any notice or document shall be deemed to have been both given and received:

(a)	if delivered by hand, at the time of delivery; or

(b)	if posted in accordance with Clause 10.1, at 10.00 a.m. (local time at the place of destination) on the second (2nd) Business Day after the day of posting if posted for delivery within the same jurisdiction, or at 10.00 a.m. (local time at the place of destination) on the fifth (5th) Business Day after the day of posting if sent by registered airmail; or

(c)	if sent by fax, on the date of transmission, if transmitted before 3.00 p.m. (local time at the place of destination) on any Business Day, and in any other case on the Business Day following the date of transmission.

10.3	The person to whom notices or documents should be addressed for the purposes of Clause 10.1 is:

(a)	if to be served on the Sellers:

Address:	Talisman Energy (UK) Limited Talisman House 163 Holburn Street Aberdeen AB10 6BZ

Fax: Attention:	+44 (0)1224 353238 Legal Manager

if to be served on the Purchaser:

Address:	Talisman Expro Limited Talisman House 163 Holburn Street Aberdeen AB10 6BZ

Fax:	+44 (0)1224 353238

10.4	For the purposes of this Clause 10 “notice” shall include any request, demand, instructions or other document.

10.5	The Sellers or the Purchaser may at any time in writing to the other amend its address for service of notices set out in Clause 10.3.

11.	Costs and Expenses

11.1	Save as stated in Clause 11.3 and Clause 12, the Sellers and the Purchaser shall each pay its and its Affiliates’ own costs, expenses, duties and Taxation, except as otherwise expressly agreed in writing, in relation to the preparation and execution of this Agreement, the documents contemplated hereby or executed pursuant hereto and any transactions contemplated by this Agreement.

11.2	Without prejudice to any other rights hereunder, if any amount payable hereunder is not paid when due, the defaulting Party shall pay interest on such amount from the due date of payment (after as well as before judgment) at the Default Rate calculated on a compounded basis on the accumulated daily balances.

11.3	The Purchaser shall be responsible for the payment in a timely fashion of any and all stamp duties and charges payable on or in respect of this Agreement, the Assignment Documents and any related agreements and in respect of its or their subject matter and any similar duties and charges wheresoever arising.

12.	Taxation

12.1	In relation to each part of the Interests to be transferred under this Agreement being an interest in an oil field (within the meaning of Schedule 1 to the Oil Taxation Act 1975) and a taxable field under Part 1 to the Oil Taxation Act 1975, the relevant Sellers shall prepare and the Purchaser and the relevant Sellers shall deliver to the Board of Inland Revenue in a timely fashion a notice under paragraph 3 of Schedule 17 Finance Act 1980, and shall not make application under paragraph 4 of the said Schedule for the provisions of Parts II and III of the Schedule not to apply.

12.2	The Parties acknowledge that in the periods up to Completion the relevant Sellers (or their Affiliates) may have incurred expenditure in relation to some or all of the Fields which can be claimed by the relevant Sellers for PRT purposes under either Schedule 5 or 6 to the Oil Taxation Act 1975. The relevant Sellers shall take all actions and do all things reasonably in its power to ensure that such expenditure is claimed on a timely basis.

12.3	The Parties agree that they believe that the transfer falls within section 343 ICTA 1988 and section 171 TCGA 1992 and will file and use their reasonable endeavours to agree their tax computations on this basis.

12.4	The Sellers shall be liable for any liabilities arising under Schedule 15 to the Finance Act 1973 in respect of the Interests for periods ending prior to the Economic Date, and the Purchaser shall be liable for all periods thereafter.

12.5	If any liability for or right to repayment of PRT in connection with the Interests which relates to the period of ownership prior to the Economic Date of the Sellers (or its Affiliates) arises after the Economic Date and the adjustment giving rise to such liability or right is in respect of income and expenditure of the Seller (or its Affiliates) during such period of ownership then the liability or repayment shall be the responsibility or entitlement of the Seller. Any repayment of PRT in connection with the Interests arising otherwise than in respect of the Seller’s (or its Affiliates’) period of ownership prior to the Economic Date shall be the entitlement of the Purchaser.

12.6	Notwithstanding any other provision of this Agreement, the Sellers shall retain access to all books and records and operator information in relation to PRT income and expenditure claims under Schedules 5 and 6 of the Oil Taxation Act 1975 in relation to the Interests to be transferred by them under this Agreement for all periods prior to the Completion Date. The Purchaser shall, as soon as reasonably practical, ensure that all documentation relating to any PRT assessments, returns or claims issued by HMRC or Operators in respect of such periods, is communicated to the Sellers without delay.

12.7	PRT Adjustments

12.7.1	The Final Consideration shall be increased by the Purchaser paying to the Sellers the following sums:-

(a)	a sum equal to the amount of any PRT instalment paid by the relevant Seller (or any of its Affiliates) in relation to the Interests under paragraph 2, Schedule 19 to the Finance Act 1982 which, by virtue of paragraph 2(3) of the said Schedule, is regarded as a payment of PRT in respect of any Chargeable Period beginning on or after the Economic Date, including the Transfer Period, falling wholly or partly in the Interim Period. The relevant Seller undertakes to withhold (or procure the withholding of) payment of such PRT instalments in accordance with paragraph 3 of said Schedule if the relevant conditions are met;

(b)	a sum equal to any amount of PRT assessed on, and paid by the relevant Seller (or any of its Affiliates) in relation to the Interests, for any Chargeable Period mentioned in (a) above less amounts already paid by the Purchaser under this paragraph (a) above;

For the purpose of calculating any sums due under paragraph (b) above, PRT assessed on, and paid by the relevant Seller for the Chargeable Period including the Economic Date shall be recalculated to exclude any amounts brought into the assessment under section 2(4)(b) of the Oil Taxation Act 1975.

(c)	a sum equal to any actual PRT relief received by the Purchaser, in relation to the Interests, either by way of a refund of PRT or a reduction in PRT due (but only at the time the benefit of any such reduction is received by the Purchaser), in respect of expenditure incurred by the relevant Seller (or any of its Affiliates) prior to the Economic Date;

The Purchaser and the Sellers recognise that amendments of assessments to PRT may arise and to the extent that any amendment gives rise to over payments having been paid by the Purchaser to the Sellers under this Clause 12 the Sellers will promptly repay to the Purchaser, as a decrease in the Final Consideration on, any such overpayment. The Purchaser and the Sellers also recognise that sums paid under paragraph (a) above may be in excess of the PRT assessed on the Sellers (or any of their Affiliates) in which case paragraph (b) above shall not apply and the Sellers shall promptly pay to the Purchaser, as a decrease in the Final Consideration, any repayment made by HMRC in respect of that excess.

12.7.2

(a)	Increases to the Final Consideration arising under Clause 12.7.1 (a) and (b) above shall be due for payment within thirty (30) days of the Sellers submitting reasonable documentary evidence to the Purchaser in support of any request for payment.

(b)	Increases to the Final Consideration arising under Clause 12.7.1 (c) above shall be due for payment within thirty (30) days of the Purchaser having received repayment of the PRT or from the date it benefits from the PRT relief, whichever shall be applicable.

(c)	Decreases to the Final Consideration arising under paragraph (b) above shall be due for payment within thirty (30) days of the Seller (or its Affiliates) receiving any PRT refund or within thirty (30) days of the Purchaser having paid any PRT as the case may be.

12.7.3	To the extent that a Seller (or its Affiliates) has a PRT liability in the Interim Period and expenditure relief for that period has been transferred to the Purchaser under Paragraph 6 Schedule 17 Finance Act 1980 then, at the request of the relevant Seller, the Purchaser and the relevant Seller (or its Affiliates) shall jointly elect under Paragraph 14 Schedule 17 Finance Act 1980 to transfer any loss from the Purchaser to the relevant Seller (or its Affiliates).

12.8	CT Adjustments

12.8.1	The Final Consideration shall be increased by the Purchaser paying to the Sellers an amount equal to Notional CT paid by the Sellers (or their Affiliates) on any income or other receipts taken into account for the purposes of Clause 3;

12.8.2	The Final Consideration shall be decreased by the Sellers paying to the Purchaser an amount equal to:

(a)	Notional CT relief received by the Sellers (or their Affiliates) on:

(i)	any cash calls paid and taken into account for the purposes of Clause 3;

(ii)	any expenditure taken into account for the purposes of Clause 3; and

(iii)	any PRT paid, net of any PRT repayments received by the Sellers (or their Affiliates) and taken into account for the purposes of Clauses 12.7.1(a) and 12.7.1(b); and

(b)	Notional CT paid by the Purchaser on, or arising from the effective PRT relief received by the Purchaser and referred to under Clause 12.7.1(c);

12.8.3	The Parties recognise that adjustments to the Final Consideration under this Clause 12.8 are notional adjustments, as opposed to actual payments of, reliefs from or reductions in CT liabilities. For the purpose of calculating the Notional CT it shall be assumed that each Seller (or its Affiliates) and the Purchaser are single companies with no brought forward losses who are paying CT at the standard rate applicable for the period concerned and that the Notional CT includes the Supplementary Charge to ring fence trades. Such notional adjustment shall be effected by deducting from each relevant payment a Notional CT charge.

12.8.4	The provisions of Clauses 12.8.1, 12.8.2 and 12.8.3 shall also apply to any Benefits reimbursed and Obligations accounted for under Clauses 7.1, 7.2 and 7.3 to the extent that any such Benefit or Obligation has not been taken into account in the Adjustments.

12.9	Interest on Late Payment of PRT

12.9.1	The Final Consideration shall be increased by the Purchaser paying to the Sellers a sum equal to any interest charged under paragraph 15 of Schedule 2 to the Oil Taxation Act 1975, in respect of PRT in relation to the Interests for Chargeable Periods beginning on or after the Economic Date provided that the underpayment of PRT giving rise to the interest charge was not caused by the wilful default or neglect of the relevant Seller (or its Affiliates).

12.9.2	The Final Consideration shall be decreased by the Sellers paying to the Purchaser a sum equal to any interest received by the Seller (or its Affiliates) under paragraph 16 of the Schedule 2 to the Oil Taxation Act 1975 in respect of PRT in relation to the Interests for Chargeable Periods beginning on or after the Economic Date.

Adjustments to the Final Consideration under this Clause 12.9 shall be made within fifteen (15) Business Days of the relevant Seller (or its Affiliates) having received any PRT interest or having paid any PRT interest, as the case may be.

12.10	Should any Seller (or its Affiliates) receive any PRT refund as a result of a loss incurred by the Purchaser pursuant to the provisions of paragraph 15 of Schedule 17 to the Finance Act 1980, such Seller shall promptly pay the Purchaser an amount equal to the PRT refund together with any interest thereon less any CT payable by such Seller on such refund and/or such interest and less any interest on such CT payable.

12.11	Information

12.11.1	The Sellers shall provide the Purchaser in a timely fashion with copies of all records and tax returns relating to periods prior to the Completion Date and relating wholly or partly to the Interests which are reasonably required by the Purchaser for the purposes of completing and filing any tax return.

12.11.2	Each Seller and the Purchaser undertakes to provide written advice to the other of any event giving rise to an adjustment under Clause 7 and Clause 8 within thirty (30) days of becoming aware of such an event. This advice will include a copy of such documentary evidence, as is reasonably deemed to be necessary by the other Party, to verify the adjustment.

12.11.3	The Sellers shall prepare and submit timeously to HMRC all claims reasonably possible under Schedule 6 to the Oil Taxation Act 1975 in respect of qualifying expenditure incurred by the Sellers from the Economic Date.

12.12	VAT

The Parties acknowledge and agree that they are and will be at Completion members of the same VAT group.

13.	[Not Used]

14.	Further Assurance

The Sellers and the Purchaser shall co-operate with each other and execute and deliver to each other such other instruments and documents and take such other actions as may reasonably be requested from time to time in order to carry out, evidence and confirm their rights under, and the intended purpose of, this Agreement.

15.	Variation

The terms and conditions of this Agreement shall only be varied by an agreement in writing signed by each of the Parties and specifically referring to this Agreement.

16.	Severance

Each provision contained in this Agreement shall be severable and distinct from each other provision and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining such provisions shall not in any way be affected thereby.

17.	Assignment

None of the rights or obligations of a Party under this Agreement are assignable without the prior written consent of the other Parties.

18.	General

18.1	If there is any conflict between the provisions of this Agreement and the provisions of the Assignment Documents, the provisions of this Agreement shall prevail.

18.2	So far as it remains to be performed, this Agreement shall remain in full force and effect notwithstanding Completion.

18.3	No waiver by the Sellers or the Purchaser of any breach of a provision of this Agreement shall be binding unless made expressly and in writing and any such waiver shall relate only to the matter to which it expressly relates and shall not apply to any subsequent or other matter.

18.4	Subject to Clauses 2.4 and 18.8, the Purchaser shall have no right to rescind or terminate this Agreement and/or any Assignment Document and the sole remedy against the Sellers for breach of this Agreement and/or any Assignment Document or liability thereunder shall be an action for damages.

18.5	This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

18.6	This Agreement together with any document executed pursuant to this Agreement represents the entire understanding, and constitutes the whole agreement in relation to its subject matter and supersedes any previous agreement between the Parties (or any of them) with respect thereto and, to the fullest extent practicable under the relevant law, and without prejudice to the generality of the foregoing, excludes any warranty, condition or other undertaking implied at law or by custom.

18.7	This Agreement may be executed in any number of counterparts and by the Parties on different counterparts but shall not be effective until each Party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement but all the counterparts together shall constitute one and the same agreement.

18.8	Nothing in this Agreement shall be read or construed as excluding any liability or remedy in respect of fraud.

18.9	The indemnities provided in this Agreement shall apply irrespective of cause and notwithstanding the negligence or breach of duty (whether statutory or otherwise) of the indemnified Party and shall apply irrespective of whether the basis for any claim is statutory in tort, under contract, or otherwise at law.

19.	Rights of Third Parties

19.1	Each Seller’s Affiliate shall be entitled to enforce the rights and benefits created in their favour in this Agreement against the Parties in accordance with the Contracts (Rights of Third Parties) Act 1999. Save as provided above, the operation of the Contracts (Rights of Third Parties) Act 1999 is hereby excluded. The Parties may amend, vary or terminate this Agreement in such a way as may affect any rights or benefits of any Seller’s Affiliate which are directly enforceable against the Parties under the Contracts (Rights of Third Parties) Act 1999 without the consent of such Seller’s Affiliate. Any Seller’s Affiliate entitled pursuant to the Contracts (Rights of Third Parties) Act 1999 to enforce any rights or benefits conferred on it by this Agreement may not veto any amendment, variation or termination of this Agreement which is proposed by the Parties and which may affect the rights or benefits of any such Seller’s Affiliate.

20.	Governing law

20.1	The construction validity and performance of this Agreement shall be governed by English law (other than choice of law rules) and the Parties hereby irrevocably submit to the exclusive jurisdiction of the English courts.

AS WITNESS whereof this Agreement has been signed by the duly authorised representatives of the Parties on the day and year first above written.

SIGNED for and on behalf of
TALISMAN ENERGY (UK) LIMITED

/s/ Jacquelynn F. Craw ...................................................

SIGNED for and on behalf of
TALISMAN ENERGY ALPHA LIMITED

/s/ Jacquelynn F. Craw ...................................................

SIGNED for and on behalf of
TALISMAN NORTH SEA LIMITED

/s/ Jacquelynn F. Craw ...................................................

SIGNED for and on behalf of
TALISMAN OIL TRADING LIMITED

/s/ Jacquelynn F. Craw ...................................................

SIGNED for and on behalf of
TALISMAN EXPRO LIMITED

/s/ Jacquelynn F. Craw ...................................................

Schedule 1

Interests – Part 1

Licences and other related information

Part A

Licence P.218

(b)	Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/21a (IVRRH Sub-area including Ivanhoe, Rob Roy and Hamish Fields)	TOTL	23.455%

	Amerada Hess Limited

(c)	Operator – Amerada Hess Limited

(d)	JOA — Operating Agreement for United Kingdom Petroleum production Licence Number P.218 dated 13 August 1987

(e)	Interests Documents- See Part 2

(f)	Estimated Decommissioning Cost – up to £101.2m

Part B

Licence P.588

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/21b (IVRRH Sub-area including Ivanhoe, Rob Roy and Hamish Fields)	TOTL	23.455%

	Amerada Hess Limited

(b)	Operator — Amerada Hess Limited

(c)	JOA — Operating Agreement for United Kingdom Petroleum production Licence Number P.218 dated 13 August 1987

(d)	Interests Documents- See Part 2

(e)	Estimated Decommissioning Cost – up to £101.2m

Part C

Licence P.140

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/26a	TEUK	12.500%

	Petro-Canada UK Limited
	Nexen Petroleum U.K.
	Limited

(b)	Operator — Petro-Canada UK Limited

(c)	JOA — United Kingdom Petroleum Production Licence P.140 Joint Operating Agreement dated 12 June 1973

(d)	Interests Documents- See Part 2

Part D

Licence P.226

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/27 (Area A — Renee Field)	TEUK	61.030%

	TEAL	16.470%

	Amerada Hess Limited
	Marubeni Oil & Gas
	(UK) Limited

(b)	Operator — TEUK

(c)	JOA — Joint Operating Agreement for United Kingdom Production Licence P.226 for Block 15/27 dated 21 January 1998

(d)	Interests Documents — See Part 2

(e)	Estimated Decommissioning Cost — £2 million

Part E

Licence P.226

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/27 (Area B – that part of Block 15/27 excluding Area A which lies above 12,500 feet TVDSS)	TEUK	39.145%

	TEAL	16.470%

	Petro-Canada UK Limited
	Nexen Petroleum U.K.
	Limited

(b)	Operator — TEUK

(c)	JOA — Joint Operating Agreement for United Kingdom Production Licence P.226 for Block 15/27 dated 21 January 1998

(d)	Interests Documents- See Part 2

Part F

Licence P.226

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/27 (Area C – that part of Block 15/27 excluding Area A which lies below 12, 500 feet TVDSS)	TEUK	61.030%

	TEAL	16.470%

	Petro-Canada UK Limited
	Nexen Petroleum U.K.
	Limited

(b)	Operator — TEUK

(c)	JOA — Joint Operating Agreement for United Kingdom Production Licence P.226 for Block 15/27 dated 21 January 1998

(d)	Interests Documents- See Part 2

Part G

Licence P.339

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/28b (Area A — Rubie Field)	TEUK	31.780%%

	TEAL	9.000%

	Amerada Hess Limited
	Marubeni Oil & Gas
	(UK) Limited

(b)	Operator — TEUK

(c)	JOA — Joint Operating Agreement for United Kingdom Petroleum Production Licence P.339 for Block 15/28b dated 26 January 1999

(d)	Interests Documents- See Part 2

(e)	Estimated Decommissioning Cost — £2 million

Part H

Licence P.339

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/28b (Area B – Block 15/28b excluding Area A)	TEUK	31.780%

	TEAL	9.000%

	TNSL	20.000%

	Petro-Canada UK Limited
	Nexen Petroleum U.K.
	Limited

(b)	Operator — TEUK

(c)	JOA — Joint Operating Agreement for United Kingdom Petroleum Production Licence P.339 for Block 15/28b dated 26 January 1999

(d)	Interests Documents — See Part 2

Part I
Licence P.213

(a)	Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
16/26 Area A including Alba Field	TNSL	2.250%

	Chevron North Sea Limited
	ARCO British Limited
	Cieco Energy (CNS) Limited
	Cieco Energy (UKCS)
	Limited
	ConocoPhillips Petroleum
	Limited
	ConocoPhillips (U.K.)
	Lambda Limited
	Fina Petroleum
	Development Limited
	Statoil (U.K.) Limited

(b)	Operator – Chevron North Sea Limited

(c)	JOA — Joint Operating Agreement for Block 16/26 of Licence P.213 dated 10 October 1990 in so far as it applies as a separate contract to Area A

(d)	Interests Documents — See Part 2

(e)	Estimated Decommissioning Cost — £2.3 million

Part J

Licence P.213

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
15/26 Area P including Caledonia Field	TNSL	2.829640%

	Chevron North Sea Limited
	Cieco Energy (CNS) Limited
	Cieco Energy (UKCS)
	Limited
	Dana Petroleum (North
	Sea) Limited
	Fina Petroleum
	Development Limited
	Statoil (U.K.) Limited

(b) Operator – Chevron North Sea Limited

(c)	JOA — Joint Operating Agreement for Block 16/26 of Licence P.213 dated 10 October 1990 in so far as it applies as a separate contract to Area P

(d)	Interests Documents – See Part 2

(e)	Estimated Decommissioning Cost — £113.5 million

Part K

Licence P.213

(a) Block/ Co-venturers /Seller’s Percentage Interest

		Seller’s Percentage
Block	Co-venturers	Interest
16/26 Area C – that part of Block 16/26 (excluding Area A and Area P) above 10,000 feet beneath mean sea level* * As reduced by the transaction described in the disclosure to warranty 5 set out in the Disclosure Letter.	TNSL	2.250%

	Chevron North Sea Limited
	ARCO British Limited
	Cieco Energy (CNS) Limited
	Cieco Energy (UKCS)
	Limited
	ConocoPhillips Petroleum
	Limited
	ConocoPhillips (U.K.)
	Limited
	ConocoPhillips (U.K.)
	Theta Limited
	Fina Petroleum
	Development Limited
	Statoil (U.K.) Limited

(b)	Operator — Chevron North Sea Limited

(c)	JOA — Joint Operating Agreement for Block 16/26 of Licence P.213 dated 10 October 1990 in so far as it applies as a separate contract to Area C

(d)	Interests Documents – See Part 2

Schedule 1

Interests – Part 2

Interests Documents

ALBA FIELD — AREA A, AREA C (ABOVE 10,000 FEET), CALEDONIA FIELD - AREA P- ALL LICENCE P.213 BLOCK 16/26

A	LICENCE AGREEMENTS

A01	LICENCE TO SEARCH AND BORE FOR AND GET PETROLEUM IN BLOCK(S) NO. 15/8, 16/26, 28/5, 29/25 DATED 10 JULY 1972

A02	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 07 MARCH 1986

A03	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 17 MARCH 1987

A04	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 17 AUGUST 1988

A05	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 01 JANUARY 1989

A06	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 24 OCTOBER 1989

A07	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 03 JANUARY 1990

A08	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 IN RESPECT OF BLOCKS 16/26, 15/8A AND 28/5A DATED 16 OCTOBER 1990

A09	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 IN RESPECT OF BLOCKS 16/26 AND 28/5A DATED 25 MARCH 1991

A10	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 16 DECEMBER 1991

A11	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 IN RESPECT OF BLOCKS 16/26 AND 28/5A DATED 29 MAY 1992

A12	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 21 JULY 1994

A13	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 01 NOVEMBER 1994

A14	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 18 JULY 1995

A15	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 03 NOVEMBER 1995

A16	DEED OF ASSIGNMENT OF UK PETROLEUM PRODCUTION LICENCE P.213 DATED 18 SEPTEMBER 1996

A17	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 09 FEBRUARY 1998

A18	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 12 JUNE 1998

A19	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 18 JUNE 1998

A20	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 29 JUNE 1998

A21	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 25 JANUARY 1999

A22	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 6 DECEMBER 1999

A23	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 20 DECEMBER 1999

A24	DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.213 DATED 12 JUNE 2000

A25	ASSIGNMENT OF INTEREST RELATING TO LICENCE P.213 (BLOCK 16/26 AREA A INCLUDING ALBA FIELD AND BLOCK 16/26 AREA C (ABOVE 10,000 FEET)) DATED 29 SEPTEMBER 2003

A26	ASSIGNMENT OF INTEREST RELATING TO LICENCE P.213 (BLOCK 16/26 AREA P INCLUDING CALEDONIA FIELD) DATED 29 SEPTEMBER 2003

A27	EXECUTION DEED IN RESPECT OF THE AFFECTED AGREEMENTS FOR LICENCE P.213 FROM ENTERPRISE/SHELL TO TNSL RE PETROLEUM PRODUCTION LICENCE P.213 (10 JULY 1972) DATED 29 SEPTEMBER 2003

A28	EXECUTION DEED RELATING TO PETROLEUM PRODUCTION LICENCE P.213 DATED 25 APRIL 2005

A29	DEED OF RECTIFICATION IN RELATION TO DEED OF ASSIGNMENT FOR P.213 (15 SEPTEMBER 2003) DATED 6 MARCH 2005

B	OPERATING AGREEMENTS

B01	ASSIGNMENT AGREEMENT DATED 23 MAY 1977

B02	FARMOUT AGREEMENT DATED 30 MAY 1977

B03	AMENDMENT TO OPERATING AGREEMENT RELATING TO UK PETROLEUM PRODUCTION LICENCE P.213 BLOCKS 15/8A, 16/26 & 28/5A DATED 24 NOVEMBER 1986

B04	SUPPLEMENTAL AGREEMENT RELATING TO LICENCE P.213 JOINT OPERATING AGREEMENT DATED 10 OCTOBER 1990

B05	JOINT OPERATING AGREEMENT FOR BLOCK 16/26 OF LICENCE P.213 DATED 10 OCTOBER 1990

B06	NOVATION AGREEMENT RELATING TO JOINT OPERATING AGREEMENT IN RESPECT OF BLOCK 16/26 OF LICENCE P.213 DATED 16 OCTOBER 1990

B07	NOVATION AGREEMENT RELATING TO THE SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) IN RESPECT OF BLOCKS 15/8A, 28/5A AND 16/26 OF LICENCE P.213 DATED 16 OCTOBER 1990

B08	NOVATION OF JOINT OPERATING AGREEMENT IN RESPECT OF LICENCE P.213 DATED 09 JANUARY 1991

B09	NOVATION AGREEMENT RELATING TO THE JOINT OPERATING AGREEMENT IN RESPECT OF BLOCK 16/26 OF LICENCE P.213 DATED 25 MARCH 1991

B10	NOVATION AGREEMENT RELATING TO THE SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) IN RESPECT OF BLOCKS 15/8A, 28/5A AND 16/26 OF LICENCE P.213 DATED 25 MARCH 1991

B11	JOINT OPERATING AGREEMENT FOR BLOCK 16/26 OF LICENCE P.213 AMENDMENT NO.1 DATED 23 JULY 1991

B12	MEMORANDUM OF UNDERSTANDING FOR BLOCK 16/26 OF LICENCE P.213 DATED 23 JULY 1991

B13	NOVATION AND AMENDMENT NO.2 TO THE JOINT OPERATING AGREEMENT(10 OCTOBER 1990) RELATING TO AREA A AND AREA B OF BLOCK 16/26 HELD UNDER LICENCE P.213 DATED 21 NOVEMBER 1991

B14	NOVATION AGREEMENT RELATING TO THE SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) TO THE JOINT OPERATING AGREEMENT (14 FEBRUARY 1979) DATED 16 DECEMBER 1991

B15	BLOCK 16/26 ALBA (AREA A) TECHNOLOGY AGREEMENT DATED 23 APRIL 1992

B16	NOVATION AGREEMENT RELATING TO THE JOINT OPERATING AGREEMENT IN RESPECT OFAREA A AND AREA B OF BLOCK 16/26 OF LICENCE P.213 DATED 29 MAY 1992

B17	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT DATED 29 MAY 1992

B18	AMENDMENT NO.3 TO THE JOINT OPERATING AGREEMENT FOR BLOCK 16/26 OF LICENCE P.213 DATED 16 NOVEMBER 1993

B19	NOVATION OF THE JOINT OPERATING AGREEMENT FOR LICENCE P.213 BLOCK 16/26 AREA A AND AREA B DATED 09 MAY 1994

B20	MEMORANDUM OF UNDERSTANDING FOR BLOCK 16/26 OF LICENCE P.213 DATED 01 NOVEMBER 1994

B21	NOVATION AND AMENDMENT NO.4 OF THE JOINT OPERATING AGREEMENT FOR LICENCE P.213 DATED 01 NOVEMBER 1994

B22	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) DATED 01 NOVEMBER 1994

B23	AMENDMENT NO.5 TO THE JOINT OPERATING AGREEMENT FOR LICENCE P.213 BLOCK 16/26 AREA A, B, C AND D DATED 22 DECEMBER 1994

B24	NOVATION AND AMENDMENT NO.6 OF THE JOINT OPERATING AGREEMENT IN RESPECT OF LICENCE P.213 DATED 22 DECEMBER 1994

B25	NOVATION AGREEMENT IN RELATION TO AREAS B AND D OF BLOCK 16/26 (P.213) 30 DECEMBER 1994

B26	NOVATION AND AMENDMENT NO.8 OF THE JOINT OPERATING AGREEMENT IN RESPECT OF LICENCE P.213 DATED 18 JULY 1995

B27	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) DATED 18 JULY 1995

B28	NOVATION AND AMENDMENT NO.12 RELATING TO THE BLOCK 16/26 JOINT OPERATING AGREEMENT AS ITRELATES TO AREAS A AND C (AND THE MEMORANDUM OF UNDERSTANDING DATED 1 NOVEMBER 1994) DATED 18 SEPTEMBER 1996

B29	NOVATION AGREEMENT RELATING TO THE BLOCK 16/26 ALBA (AREA A) TECHNOLOGY AGREEMENT DATED 18 SEPTEMBER 1996

B30	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT DATED 18 SEPTEMBER 1996

B31	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT DATED 12 AUGUST 1997

B32	NOVATION AND AMENDMENT NO.13 RELATING TO THE BLOCK 16/26 JOINT
OPERATING AGREEMENT AS IT RELATES TO AREAS A AND C AND BLOCK
16/26 ALBA (AREA A) TECHNOLOGY AGREEMENT (23 APRIL 1992), THE
CRUDE OIL TRANSPORTATION AGREEMENT — ALBA FIELD (16 NOVEMBER
1993) AND THE MEMORANDUM OF UNDERSTANDING (1 NOVEMBER 1994)
DATED 09 FEBRUARY 1998

B33	NOVATION AND AMENDMENT NO.14 RELATING TO THE BLOCK 16/26 JOINT
OPERATING AGREEMENT AS IT RELATES TO AREAS A AND C AND THE BLOCK
16/26 ALBA (AREA A) TECHNOLOGY AGREEMENT (23 APRIL 1992), THE
CRUDE OIL TRANSPORTATION AGREEMENT — ALBA FIELD (16 NOVEMBER
1993) AND THE MEMORANDUM OF UNDERSTANDING (01 NOVEMBER 1994)
DATED 18 FEBRUARY 1998

B34	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT (CHEVRON) DATED 09 FEBRUARY 1998

B35	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT (STATOIL)DATED 09 FEBRUARY 1998

B36	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT DATED 12 JUNE 1998

B37	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT DATED 18 JUNE 1998

B38	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT DATED 26 JUNE 1998

B39	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT DATED 29 JUNE 1998

B40	NOVATION AND AMENDMENT NO.15 RELATING TO THE BLOCK 16/26 JOINT
OPERATING AGREEMENT, THE BLOCK 16/26 ALBA (AREA A) TECHNOLOGY
AGREEMENT (23 APRIL 1992), THE CRUDE OIL TRANSPORTATION
AGREEMENT — ALBA FIELD (16 NOVEMBER 1993) AND THE MEMORANDUM OF
UNDERSTANDING (01 NOVEMBER 1994) DATED 25 JANUARY 1999

B41	NOVATION OF P.213 SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) DATED 25 JANUARY 1999

B42	SIDE LETTER AGREEMENT DATED APRIL 1999

B43	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) DATED 06 DECEMBER 1999

B44	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) DATED 20 DECEMBER 1999

B45	NOVATION AGREEMENT RELATING TO THE P.213 SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) DATED 12 JUNE 2000

B46	AMENDMENT NO 16 OF JOINT OPERATING AGREEMENT FOR P.213 BLOCK 16/26 DATED 12 OCTOBER 2001

B47	SIDE LETTER TO ALBA FIELD CRUDE OIL OFFTAKE PROCEDURES RELATIVE
TO JOINT OPERATING AGREEMENT FOR BLOCK 16/26 (DATED 10 OCTOBER
1990) INSOFAR AS IT APPLIES AS A SEPARATE CONTRACT TO BLOCK
16/26 AREA A DATED 01 NOVEMBER 2002

B48	EXECUTION DEED IN RESPECT OF THE AFFECTED AGREEMENTS FOR LICENCE P.213 FROM ENTERPRISE / SHELL TO TNSL INCLUDING JOINT OPERATING AGREEMENT (10 OCTOBER 1990), DATED 29 SEPTEMBER 2003

B49	NOVATION AND AMENDMENT NO. 20 RELATING TO BLOCK 16/26 JOA (10 OCTOBER 1990) DATED 5 FEBRUARY 2004

B50	NOVATION OF P.213 JOA SUPPLEMENTAL AGREEMENT (10 OCTOBER 1990) DATED 22 MARCH 2005

B51	EXECUTION DEED RELATING TO PETROLEUM PRODUCTION LICENCE P.213 DATED 25 APRIL 2005

B52	P.213 BLOCK 16/26C — FILE NOTE

C	TRANSPORTATION & PROCESSING

C01	CRUDE OIL TRANSPORTATION AGREEMENT ALBA FIELD (BLOCK 16/26 OF LICENCE P.213) DATED 16 NOVEMBER 1993

C02	AMENDMENT AND NOVATION OF THE CRUDE OIL TRANSPORTATION AGREEMENT (16 NOVEMBER 1993) ALBA FIELD (BLOCK 16/26 OF LICENCE P.213) DATED 24 AUGUST 1994

C03	AMENDMENT AND NOVATION NO.1 OF THE CRUDE OIL TRANSPORTATION AGREEMENT (16 NOVEMBER 1993) ALBA FIELD (BLOCK 16/26 OF LICENCE P.213) DATED 18 JULY 1995

C04	LETTER RE. NIGG BAY CONTRACT DATED 06 OCTOBER 1995

C05	NOVATION AGREEMENT RELATING TO THE CRUDE OIL TRANSPORTATION AGREEMENT ALBA FIELD (BLOCK 16/26 OF LICENCE P.213 — DATED 16 NOVEMBER 1993) DATED 18 SEPTEMBER 1996

LETTER RE. ASSIGNMENT ON CONTRACT - ALBA FIELD COA SHIPPING AND
C06	MARITIME TECHNOLOGY UNIT OF STATOIL DATED 16 SEPTEMBER 1997

NOVATION OF BRITTANIA - ALBA FACILITIES CONSTRUCTION, TIE-IN,
PRE-COMMISSIONING AND COMMISSIONING AGREEMENT (10 APRIL 1998)
C07	DATED 25 JANUARY 1999

NOVATION OF ALBA / BRITTANIA PIPELINE CROSSING AGREEMENT (7
C08	APRIL 1998) DATED 25 JANUARY 1999

NOVATION OF BRITTANIA PIPELINE CROSSING AND COST SHARING
C09	AGREEMENT (25 SEPTEMBER 1997) DATED 25 JANUARY 1999

FIRST AMENDMENT TO SALE AND PURCHASE AND TRANSPORTATION
C10	COORDINATION AGREEMENT (1 MAY 1998) DATED 25 JANUARY 1999

BRITTANIA / ALBA ALLOCATION AND COMMINGLING AGREEMENT DATED 27
C11	APRIL 1999

LETTER RE. ALBA - UPDATING OF NAVION COA AND ASSOCIATED
C12	AGREEMENTS DATED 02 OCTOBER 2000

LETTER RE. ALBA TRANSPORTATION JOINT VENTURE SIMPLIFICATION
C13	DATED 13 OCTOBER 2000

LETTER AGREEMENT RE. TRANSPORTATION AND PROCESSING OF CALEDONIA
C14	PIPELINE LIQUIDS WITH THE FORTIES SYSTEM DATED 18 DECEMBER 2002

C15	CALEDONIA OPERATING SERVICES AGREEMENT DATED 8 FEBRUARY 2003

AGREEMENT RELATING TO TRANSPORTATION AND PROCESSING OF
PRODUCTION FROM THE CALEDONIA FIELD IN BRITANNIA FACILITIES
C16	DATED 8 FEBRUARY 2003

AMENDMENT NUMBER ONE TO THE CALEDONIA CTA (17 APRIL 2002)
C17	BETWEEN BRITANNIA AND CHEVRON DATED 8 FEBRUARY 2003

EXECUTION DEED FROM ENTERPRISE TO TNSL RE VARIOUS ALBA AND
CALEDONIA TRANSPORTATION AND PROCESSING AGREEMENTS INCLUDING
ALBA BLOCK 16/26 (AREA A) TECHNOLOGY AGREEMENT (23 APRIL 1992),
CRUDE OIL TRANSPORTATION AGREEMENT ALBA FIELD (16 NOVEMBER
1993), AND COMMISSIONING AGREEMENT (10 APRIL 1998), AND OTHERS
C18	LISTED UNDER SCHEDULE PART 1 - DATED 29 SEPTEMBER 2003

NOVATION AGREEMENT IN RESPECT OF ALBA CRUDE OIL SALE AND
PURCHASE AND TRANSPORTATION COORDINATION AGREEMENT (1 MAY 2001)
C19	DATED 29 SEPTEMBER 2003

CONTRACT OF AFFREIGHTMENT (CHEVRON/NAVION) COVERING THE
PROVISION OF SHUTTLE TANKERS IN RESPECT OF THE ALBA FIELD DATED
C20	19 DECEMBER 2003

NOVATION AGREEMENT RELATING TO BRITANNIA/ALBA ALLOCATION AND
C21	COMMINGLING AGREEMENT (27 APRIL 1999) DATED 5 FEBRUARY 2004
NOVATION AGREEMENT RELATING TO PIPELINE CROSSING AND COST
SHARING AGREEMENT IN RESPECT OF THE ALBA AND BRITANNIA FIELDS
C22	(25 SEPTEMBER 1997) DATED 5 FEBRUARY 2004
NOVATION OF BRITTANIA - ALBA FACILITIES CONSTRUCTION, TIE-IN,
PRE-COMMISSIONING AND COMMISSIONING AGREEMENT (10 APRIL 1998)
C23	DATED 5 FEBRUARY 2004
C24	ALBA/BRITANNIA PIPELINE CROSSING AGREEMENT DATED 7 APRIL 1998
PIPELINE CROSSING AND COST SHARING AGREEMENT BETWEEN BRITANNIA
C25	OPERATOR & CHEVRON DATED 25 SEPTEMBER 1997

-

-
D	ALBA PRODUCT SALE & PURCHASE
-
D01	ALBA CRUDE OIL MARKETING AND SALE AND PURCHASE AGREEMENT DATED 12 JANUARY 1994

D02	NOVATION AGREEMENT RELATING TO THE ALBA CRUDE OIL MARKETING AND SALE AND PURCHASE AGREEMENT (12 JANUARY 1994) DATED 18 SEPTEMBER 1996

D03	BRITTANIA / ALBA FUEL GAS SALE AND PURCHASE AGREEMENT HEADS OF AGREEMENT DATED 27 APRIL 1999

D04	BRITTANIA / ALBA FUEL GAS SALE AND PURCHASE AGREEMENT DATED 25 JUNE 1999

D05	AMENDMENT NO. 1 TO THE BRITANNIA/ALBA FUEL GAS SALE AND PURCHASE AGREEMENT (25 JUNE 1999) DATED 18 OCTOBER 2001

D06	EXECUTION DEED IN RESPECT OF THE AFFECTED AGREEMENTS FOR LICENCE P.213 FROM ENTERPRISE TO TNSL RE BRITANNIA/ALBA FUEL GAS SALE AND PURCHASE AGREEMENT (25 JUNE 1999), DATED 29 SEPTEMBER 2003

D07	AMENDMENT TO AMENDMENT NO. 1 TO THE BRITTANIA / ALBA FUEL GAS SALE AND PURCHASE AGREEMENT DATED 20 MAY 2004

D08	ALBA CRUDE OIL SALE & PURCHASE & TRANSPORTATION COORDINATION AGREEMENT DATED 1 MAY 2001

D09	NOVATION AGREEMENT IN RESPECT OF ALBA CRUDE OIL SALE & PURCHASE & TRANSPORTATION COORDINATION AGREEMENT DATED 29 SEPTEMBER 2003

CALEDONIA PRODUCT SALE & PURCHASE

DC1	CALEDONIA RAW GAS SALE AND PURCHASE AGREEMENT DATED 7 JANUARY 2003

DC2	NOVATION AGREEMENT IN RESPECT OF CALEDONIA RAW GAS SALE AND PURCHASE AGREEMENT (7 JANUARY 2003) DATED 29 SEPTEMBER 2003

-

-
E	MISCELLANEOUS
-

E01	SCOTTISH ASSIGNATION IN SECURITY DATED AUGUST 1991

E02	NOTICE OF RETROCESSION OF THE ASSIGNATION OF ASSIGNED CONTRACTS
(INCLUDING COPY ACKNOWLEDGEMENT): (1) SUPPLEMENTAL AGREEMENT
RELATING TO LICENCE P.213 JOINT OPERATING AGREEMENT DATED 10
OCTOBER 1990; (2) CRUDE OIL TRANSPORTATION AGREEMENT — ALBA
FIELD (BLOCK 16/26 OF LICENCE P.213); (3) JOINT OPERATING
AGREEMENT FOR BLOCK 16/26 OF LICENCE P.213 DATED 10 OCTOBER
1990; (4) MEMORANDUM OF UNDERSTANDING FOR BLOCK 16/26 OF LICENCE
P.213 DATED 1 NOVEMBER 1994; (5) LICENCE P.213 DATED 10 JULY
1972, DATED 18 OCTOBER 2004

E03	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME FROM PALADIN RESOURCES (BITTERN) LIMITED TO PALADIN EXPRO LIMITED DATED 13 JANUARY 2000

E04	ALBA LICENCE AGREEMENT SUPPLEMENT — DATED EFFECTIVE 22 JULY 2002 DATED 25 NOVEMBER 2002

E05	NOTICE OF ASSIGNMENT OF SPECIFIC CONTRACT DATED 23 July 2003

E06	NOTICE OF ASSIGNATION OF ASSIGNED CONTRACT DATED 4 AUGUST 2003

E07	STAMP DUTY AGREEMENT (ENTERPRISE/SHELL/TALISMAN) RELATING TO LICENE P.205, P.202, P.339, P.312, P.103, P.213, P.255 AND P.073 DATED 4 July 2003

F	DTI

F01	INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE PIPELINES FOR ALBA PIPELINE NO’S PL927, PL928, PL1615, PL1544, PL1891.1 TO PL1891.5 DATED 3 NOVEMBER 2003

F02	INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) OFFSHORE INSTALLATIONS FOR ALBA BLOCK 16/26 DATED 3 NOVEMBER 2003

F03	INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) OFFSHORE INSTALLATIONS FOR CALEDONIA FIELD BLOCK 16/26P ALL SUBSEA EQUIPMENT DATED 3 NOVEMBER 2003

F04	INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE PIPELINES FOR CALEDONIA FIELD PIPELINE NO’S PL1919-PLU1921 DATED 3 NOVEMBER 2003

F05	DEVELOPMENT AND PRODUCTION WORKS CONSENT FOR CALEDONIA FIELD DEVELOPMENT PLAN DATED 11 FEBRUARY 2004

F06	CONSIDERATION TO WITHDRAW SECTION 29 NOTICE (RE CONOCOPHILLIPS) UNDER SECTION 31(5) FOR OFFSHORE INSTALLATION FOR ALBA SENT TO TNSL DATED 30 MARCH 2004

F07	CONSIDERATION TO WITHDRAW SECTION 29 NOTICE (RE CONOCOPHILLIPS) UNDER SECTION 31(5) FOR SUBMARINE PIPELINES FOR ALBA SENT TO TNSL DATED 30 MARCH 2004

F08	CONSIDERATION TO WITHDRAW SECTION 29 NOTICE (RE CONOCOPHILLIPS) UNDER SECTION 31(5) FOR SUBMARINE PIPELINES IN THE ALBA FIELD SENT TO TNSL DATED 29 APRIL 2004

F09	CONSIDERATION TO WITHDRAW SECTION 29 NOTICE (RE CONOCOPHILLIPS) UNDER SECTION 31(5) FOR OFFSHORE INSTALLATION FOR ALBA SENT TO TNSL DATED 29 APRIL 2004

F10	DTI — PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES AMENDED SCHEDULE DATED 17 JUNE 2004

F11	DTI — PETROLEUM ACT 1998 : SECTION 29 NOTICE OFFSHORE INSTALLATIONS AMENDED SCHEDULE DATED 17 JUNE 2004

F12	DTI — PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS RE SECTION 29 NOTICE SUBMARINE PIPELINES FOR ALBA FIELD DATED 18 NOVEMBER 2004

F13	DTI — LICENCE P.213 FOR ALBA FIELD CONSENT TO FLARE GAS DATED 31 DECEMBER 2004

F14	DTI — LICENCE P.213 FOR ALBA FIELD CONSENT TO VENT GAS DATED 31 DECEMBER 2004

F15	DTI — LICENCE P.213 FOR CALEDONIA FIELD CONSENT TO FLARE GAS DATED 31 DECEMBER 2004

F16	DTI — PETROLEUM ACT 1998 : SUBSTITUTE SECTION 29 NOTICE SUBMARINE PIPELINES FOR ALBA FIELD DATED 12 JANUARY 2005

F17	DTI: PETROLEUM PRODUCTION LICENCE NO P.213 DEVELOPMENT AND PRODUCTION WORKS DATED 31 DECEMBER 2005

F18	DTI: PETROLEUM PRODUCTION LICENCE NO P.213 DEVELOPMENT AND PRODUCTION WORKS DATED 9 DECEMBER 2005

F19	DTI: PETROLEUM PRODUCTION LICENCES NOS P.213 CONSENT TO FLARE GAS DATED 31 DECEMBER 2005

F20	DTI: PETROLEUM PRODUCTION LICENCE NO P.213 CONSENT TO FLARE GAS DATED 31 DECEMBER 2005

F21	DTI: THE ENERGY ACT 1976 PETROLEUM PRODUCTION LICENCE NO P.213 CONSENT TO VENT GAS DATED 31 DECEMBER 2005

RENEE FIELD, LICENCE P.226 BLOCK 15/27
A	LICENCE DATA
-
LICENCE NO. P.266 TO SEARCH AND BORE FOR AND GET PETROLEUM IN
A01	BLOCKS 3/22, 9/16, 15/27, 210/15 AND 211/1 DATED 10 JULY 1972.

A02	ASSIGNMENT OF LICENCE P.226 DATED 25 APRIL 1984

A03	DEED OF ASSIGNMENT FOR P.226 DATED 13 SEPTEMBER 1984

A04	DEED OF ASSIGNMENT FOR P.226 DATED 18 JANUARY 1986

A05	DEED OF ASSIGNMENT FOR P.226 DATED 23 JUNE 1987

A06	DEED OF ASSIGNMENT FOR P.226 DATED 7 AUGUST 1989

A07	DEED OF ASSIGNMENT FOR P.226 DATED 29 SEPTEMBER 1989

A08	DEED OF LICENCE ASSIGNMENT FOR P.226 DATED 20 OCTOBER 1989

A09	TRUST DEED FOR LICENCE P.226 DATED 20 OCTOBER 1989

A10	DEED OF ASSIGNMENT FOR P.226 DATED 31 OCTOBER 1989

A11	DEED OF ASSIGNMENT FOR P.226 DATED 7 MAY 1991

A12	SCHEDULE OF RETAINED AREA FOR P.226 DATED AS FROM 16 MARCH 1995

A13	DEED OF ASSIGNMENT FOR P.226 DATED 1 APRIL 1996

AGREEMENT NOVATING TRUST DEED (20 OCTOBER 1989) RELATING TO
A14	P.226 DATED 1 APRIL 1996

A15	DEED OF LICENCE ASSIGNMENT FOR P.226 DATED 3 OCTOBER 1996

SECOND TRUST DEED (REPLACING TRUST DEED 20 OCTOBER 1989) FOR
A16	P.226 DATED 3 OCTOBER 1996

A17	DEED OF ASSIGNMENT FOR P.226 DATED 10 MARCH 1997

SUPPLEMENTAL TO SECOND TRUST DEED (3 OCTOBER 1996) DATED 10
A18	MARCH 1997

A19	DEED OF ASSIGNMENT FOR P.226 DATED 11 MARCH 1997

THIRD TRUST DEED (REPLACING SECOND TRUST DEED DATED 3 OCTOBER
A20	1996) LICENCE P.226 DATED 11 MARCH 1997

A21	DEED OF ASSIGNMENT FOR P.226 DATED 21 NOVEMBER 1997

FOURTH TRUST DEED (REPLACING THIRD TRUST DEED DATED 11 MARCH
A22	1997) LICENCE P.226, DATED 21 NOVEMBER 1997.

A23	DEED OF LICENCE ASSIGNMENT FOR P.226 DATED 25 NOVEMBER 1997

FIFTH TRUST DEED (REPLACING FOURTH TRUST DEED DATED 21 NOVEMBER
A24	1997 LICENCE P.226), DATED 28 NOVEMBER 1997.

A25	DEED OF LICENCE ASSIGNMENT FOR P.266 DATED 28 NOVEMBER 1997

SIXTH TRUST DEED (REPLACING LICENCE P.226 FIFTH TRUST DEED DATED
A26	28 NOVEMBER 1997) DATED 1 JULY 1998.

A27	DEED OF ASSIGNMENT FOR P.226 DATED 1 JULY 1998

TRUST DEED RELATING TO UNITED KINGDOM PETROLEUM PRODUCTION
LICENCE NO. P.226 AS IT APPLIES TO BLOCK 15/27ONLY , DATED 25
A28	FEBRUARY 2000.

DEED OF LICENCE ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE
A29	P.226, DATED 20 JULY 2000.

SEVENTH TRUST DEED (REPLACING LICENCE P.226 SIXTH TRUST DEED
A30	DATED 1 JULY 1998), DATED 20 JULY 2000.

NOVATION OF TRUST DEED RELATING TO UNITED KINGDOM PETROLEUM
PRODUCTION LICENCE NO. P.226 BLOCK 15/27 (25 FEBRUARY 2000),
A31	DATED 20 JULY 2000.

DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.226
A32	DATED 4 OCTOBER 2002

EIGHTH TRUST DEED (REPLACING SEVENTH TRUST DEED 20 July 2000)
A33	DATED 4 OCTOBER 2002

GUARANTEE BY CENTRICA IN FAVOUR OF PHILLIPS PETROLEUM CO LTD RE
CENTRICA RESOURCES LIMITED INTEREST IN LICENCE P.339 BLOCK
A34	15/28B AND P.226 BLOCK 15/27 , DATED 20 NOVEMBER 2002

DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION
A35	LICENCE P.226 DATED 28 NOVEMBER 2002

NINTH TRUST DEED (REPLACING LICENCE P.226 EIGTH TRUST DEED DATED
A36	4 OCTOBER 2002) DATED 28 NOVEMBER 2002

DEED OF NOVATION OF TRUST DEED BLOCK 15/27 ONLY (DATED 25
A37	FEBRUARY 2000), DATED 28 NOVEMBER 2002

DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION
A38	LICENCE P.226 DATED 1 DECEMBER 2002

TENTH TRUST DEED (REPLACING LICENCE P.226 NINTH TRUST DEED DATED
A39	28 NOVEMBER 2002) DATED 1 DECEMBER 2002

DEED OF ASSIGNMENT OF GUARANTEE (20 NOVEMBER 2002) CENTRICA TO
A40	TALISMAN DATED 1 DECEMBER 2002

DEED OF NOVATION OF TRUST DEED (25 FEBRUARY 2000) IN RESPECT OF
UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 DATED 1
A41	DECEMBER 2002

DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION
A42	LICENCE P.226 DATED 10 MARCH 2003

DEED OF NOVATION OF TRUST DEED DATED 25 FEBRUARY 2000 RELATING
TO UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 DATED 10
A43	MARCH 2003

ELEVENTH TRUST DEED (REPLACING TENTH TRUST DEED 1 DECEMBER 2002)
A44	FOR P.226 DATED 10 MARCH 2003

DEED OF ASSIGNMENT IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE
A45	P.226 DATED 1 OCTOBER 2003

DEED OF NOVATION OF TRUST DEED (25 FEBRUARY 2000) IN RESPECT OF
UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 DATED 1
A46	OCTOBER 2003

NOVATION OF LETTER AGREEMENT (22 MAY 1998) IN RESPECT OF LICENCE
A47	P.226 BLOCK 15/27 DATED 1 OCTOBER 2003

TWELFTH TRUST DEED (REPLACING LICENCE P.226 ELEVENTH TRUST DEED
A48	DATED 10 MARCH 2003) DATED 1 OCTOBER 2003

DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION
A49	LICENCE P.226 DATED 10 NOVEMBER 2003

THIRTEENTH TRUST DEED (REPLACING LICENCE P.226 TWELFTH TRUST
A50	DEED 1 OCTOBER 2003) DATED 10 NOVEMBER 2003

EXECUTION DEED AFFECTING 1) LICENCE FOR P.226 2) TRUST DEED FOR
P.226 BLOCK 15/27 3) THIRTEENTH TRUST DEED (REPLACING TWELFTH
TRUST DEED (1 OCTOBER 2003) BETWEEN AHL AND ENCANA DATED 21
A51	SEPTEMBER 2004

B	OPERATING AGREEMENTS

B01	OPERATING AGREEMENT DATED 29 JANUARY 1964

B02	AMENDMENT TO AGREEMENT (29 JANUARY 1964) DATED 9 JUNE 1964

B03	THIRD AMENDMENT TO AGREEMENT (29 JANUARY 1964) DATED 2 JULY 1964

B04	AGREEMENT DATED 24 JUNE 1965

B05	AMENDMENT TO AGREEMENT DATED 9 DECEMBER 1966

B06	AMENDMENT TO AGREEMENT DATED 1 JANUARY 1971

B07	AMENDMENT TO AGREEMENT DATED 01 JANUARY 1973

B08	AMENDMENT TO AGREEMENT DATED 16 AUGUST 1978

B09	INDIGO AREA OPERATING AGREEMENT NOVATION DATED 25 APRIL 1984

B10	INDIGO AREA OPERATING AGREEMENT NOVATION DATED 20 DECEMBER 1985

NOVATION AGREEMENT RELATING TO P.226 BASE NORTH SEA AGREEMENT
B11	(INDIGO AREA) DATED 7 AUGUST 1989

P.226 INDIGO AREA OPERATING AGREEMENT NOVATION DATED 15 OCTOBER
B12	1992

NOVATION AND AMENDMENT AGREEMENT RELATING TO JOINT OPERATING
B13	AGREEMENT FOR P.226 BLOCK 210/15A DATED 2 APRIL 1996

P.226 INDIGO AREA OPERATING AGREEMENT NOVATION DATED 21 NOVEMBER
B14	1997

P.226 INDIGO AREA OPERATING AGREEMENT NOVATION, DATED 28
B15	NOVEMBER 1997

JOINT OPERATING AGREEMENT FOR UNITED KINGDOM PETROLEUM
B16	PRODUCTION LICENCE P.226 FOR BLOCK 15/27, DATED 21 JANUARY 1998.

NOVATION AGREEMENT RELATING TO OPERATING AGREEMENT FOR LICENCE
B17	P.226 BLOCK 15/17, DATED 1 JULY 1998.

FIRST AMENDING AGREEMENT TO JOINT OPERATING AGREEMENT DATED 21
JANUARY 1998 UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27,
B18	DATED 9 FEBRUARY 1999.

AMENDMENT TO JOINT OPERATING AGREEMENT UK PETROLEUM PRODUCTION
B19	LICENCE P.226 BLOCK 15/27, DATED 25 FEBRUARY 2000

AMENDMENT TO JOINT OPERATING AGREEMENT UK PETROLEUM PRODUCTION
B20	LICENCE P.226 BLOCK 15/27, AREA B, DATED 25 FEBRUARY 2000

AMENDMENT TO JOINT OPERATING AGREEMENT UK PETROLEUM PRODUCTION
B21	LICENCE P.226 BLOCK 15/27, AREA C, DATED 25 FEBRUARY 2000

NOVATION OF JOINT OPERATING AGREEMENT UK PETROLEUM PRODUCTION
B22	LICENCE P.226 BLOCK 15/27,, DATED 20 JULY 2000.

NOVATION AND AMENDMENT OF THE JOINT OPERATING AGREEMENT UK
PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27, AREA B, DATED 29
B23	AUGUST 2000.

NOVATION OF JOINT OPERATING AGREEMENT RELATING TO (CHANGE OF
OPERATOR) TO UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27
B24	AREA A (21 JANUARY 1998 ) DATED 28 NOVEMBER 2002

NOVATION OF JOINT OPERATING AGREEMENT RELATING TO UK PETROLEUM
PRODUCTION LICENCE P.226 BLOCK 15/27 AREA B (21 JANUARY 1998 )
B25	DATED 28 NOVEMBER 2002

NOVATION OF JOINT OPERATING AGREEMENT RELATING TO (CHANGE OF
OPERATOR) FOR UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27
B26	AREA C (21 JANUARY 1998) DATED 28 NOVEMBER 2002

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT RELATING TO
UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA A (21
B27	JANUARY 1998) DATED 1 DECEMBER 2002

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT RELATING TO
UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA B (21
B28	JANUARY 1998) DATED 1 DECEMBER 2002

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT RELATING TO
UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA C (21
B29	JANUARY 1998) DATED 1 DECEMBER 2002

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT RELATING TO
UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA A (21
B30	JANUARY 1998) DATED 10 MARCH 2003

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT RELATING TO
UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA B (21
B31	JANUARY 1998) DATED 10 MARCH 2003

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT RELATING TO
UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA C (21
B32	JANUARY 1998) DATED 10 MARCH 2003

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT IN RESPECT
OF UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA A (21
B33	JANUARY 1998) DATED 1 OCTOBER 2003

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT IN RESPECT
OF UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA B (21
B34	JANUARY 1998) DATED 1 OCTOBER 2003

NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT IN RESPECT
OF UK PETROLEUM PRODUCTION LICENCE P.226 BLOCK 15/27 AREA C (21
B35	JANUARY 1998) DATED 1 OCTOBER 2003

AGREEMENT FOR THE TRANSFER OF OPERATORSHIPIN RESPECT OF THE
JOINT OPERATING AGREEMENT FOR P.226 BLOCK 15/27 (INSOFAR AS IT
RELATES AS A SEPARATE AGREEMENT TO AREA B) DATED 21 SEPTEMBER
B36	2004

EXECUTION DEED RE P.226 15/27 AFFECTING 2) JOA AS AMENDED TO
APPLY AS SEPARATE AGREEMENT TO AREA B (25 FEBRUARY 200O), 3) JOA
AS AMENDED TO APPLY AS SEPARATE AGREEMENT FOR AREA C (25
B37	FEBRUARY 2000), DATED 21 SEPTEMBER 2004

C	TRANSPORTATION & PROCESSING

INTERIM R-BLOCK COMMON FACILITIES AGREEMENT UK PETROLEUM
PRODUCTION LICENCES P.226 NAD P.339 BLOCKS 15/27 AND 15/28B,
C01	DATED 21 JANUARY 1998.

R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT (AH001
C02	OWNERS AND R-BLOCK OWNERS) DATED 29 JANUARY 1998.

AH001 - R-BLOCK CONSTRUCTION, INSTALLATION AND TIE-IN AGREEMENT
C03	DATED 29 JANUARY 1998

LETTER FROM ELF TO PHILLIPS RE R-BLOCK DEVELOPMENT PRIOR TO TPA
C04	DATED 29 JANUARY 1998

C05	OPERATIONAL MATRIX AGREEMENT, DATED 29 JANUARY 1998.

LETTER AGREEMENT AUTHORISING OPERATOR TO EXECUTE AGREEMENTS RE
THE DEVELOPMENT OF THE RENEE AND RUBIE FIELDS, DATED 29 JANUARY
C06	1998.

R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT THROUGH
C07	FLOTTA SYSTEM), DATED 20 MARCH 1998

AGREEMENT BETWEEN PHILLIPS PETROLEUM COMPANY UK LIMITED (ACTING
FOR AND ON BEHALF OF ITSELF AND THE R-BLOCK GROUP) AND ELF
EXPLORATION UK PLC IN RESPECT OF R-BLOCK NGLS DATED 20 MARCH
C08	1998

C09	FLOTTA POWER EXPORT LETTER, DATED 20 MARCH 1998.

INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA REQUIREMENTS
RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA
C10	SYSTEM, DATED 20 MARCH 1998

NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND
C11	PROCESSING AGREEMENT (20 MARCH 1998) DATED 26 MARCH 1998

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 26 MARCH
C12	1998

NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES
AGREEEMENT UK PETROLEUM PRODUCTION LICENCES P.226 AND P.339 (21
C13	JANUARY 1998) DATED 26 MARCH 1998

R-BLOCK PIPELINES OVER THE MILLER PIPELINE - PIPELINE CROSSING
C14	AGREEMENT DATED 31 MARCH 1998

HYDROCARBON ALLOCATION METHODOLOGY IVANHOE/ROB ROY/ RENEE/RUBIE,
C15	UNDATED

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 1 JULY
C16	1998

NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES
AGREEEMENT UK PETROLEUM PRODUCTION LICENCES P.226 AND P.339 (21
C17	JANUARY 1998) DATED 1 JULY 1998

NOVATION OF THE R-BLOCK PIPELINES OVER THE MILLER PIPELINE
PIPELINE CROSSING AGREEMENT (31 MARCH 1998) DATED 31 DECEMBER
C18	1998.

NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND
C19	PROCESSING AGREEMENT (20 MARCH 1998) DATED 22ND JANUARY 1999

NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA
REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS
C20	IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 1 MAY 2000

NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND
C21	PROCESSING AGREEMENT (20 MARCH 1998) DATED 1 MAY 2000

NOVATION AGREEMENT IN RESPECT OF R-BLOCK AREA NGL'S AND FLOTTA
C22	POWER EXPORT AGREEMENT (20 MARCH 1998) DATED 01 MAY 2000

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 30 JUNE
C23	2000

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 20 JULY
C24	2000

NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND
C25	PROCESSING AGREEMENT (20 MARCH 1998) DATED 20 JULY 2000

NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES
AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226 AND P.339 (21
C26	JANUARY 1998) DATED 20 JULY 2000

NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND
C27	PROCESSING AGREEMENT (20 MARCH 1998) DATED 22 DECEMBER 2000

NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA
REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS
C28	IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 22 DECEMBER 2000.

NOVATION OF AGREEMENT IN RESPECT OF R-BLOCK NGL’S AND FLOTTA
C29	POWER EXPORT AGREEMENT (20 MARCH 1998) DATED 22 DECEMBER 2000.

NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND
C30	PROCESSING AGREEMENT (20 MARCH 1998) DATED 30 MARCH 2001

NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES
AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226 AND P.339 (21
C31	JANUARY 1998) DATED 30 MARCH 2001

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
C32	OPERATIONAL SERVICES AGREEMENT DATED 23 APRIL 2001

NOVATION OF ACKNOWLEGEMENT AGREEMENT RELATING TO THE
TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH
C33	1998) DATED 12 NOVEMBER 2002

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 12
C34	NOVEMBER 2002

NOVATION OF R-BLOCK PROCESSING AND OPERATIONAL SERVICES
C35	AGREEMENT (29 JANUARY 1998) DATED 28 NOVEMBER 2002

NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT
C36	(20 MARCH 1998) DATED 28 NOVEMBER 2002

NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES
AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226 AND P.339 (21
C37	JANUARY 1998) DATED 28 NOVEMBER 2002

LETTER AGREEMENT CONOCO PHILLIPS TO TALISMAN RE RENEE & RUBIE
POST-COMPLETION PRODUCTION REPORTING & GAS NOMINATION SERVICES
C38	DATED 29 NOVEMBER 2002

NOVATION OF R-BLOCK NGLS AGREEMENT (20 MARCH 1998) DATED 1
C39	DECEMBER 2002

NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT
C40	(20 MARCH 1998) DATED 1 DECEMBER 2002

NOVATION OF INTERFACE AGREEMENT (20 MARCH 1998) DATED 1 DECEMBER
C41	2002

NOVATION OF R-BLOCK PIPELINES OVER THE MILLER PIPELINE -
PIPELINE CROSSING AGREEMENT (31 MARCH 1998) DATED 1 DECEMBER
C42	2002

NOVATION OF AH-001 R-BLOCK CONSTRUCTION, INSTALLATION AND TIE-IN
C43	AGREEMENT (29 JANUARY 1998) DATED 1 DECEMBER 2002

NOVATION OF FLOTTA POWER EXPORT LETTER AGREEMENT (20 MARCH 1998)
C44	DATED 1 DECEMBER 2002

NOVATION AND AMENDMENT OF INTERIM R-BLOCK COMMON FACILITIES
AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226, P.339, BLOCKS
C45	15/27 AND 15/28B (21 JANUARY 1998) DATED 1 DECEMBER 2002

NOVATION OF OPERATIONAL MATRIX AGREEMENT (29 JANUARY 1998) DATED
C46	1 DECEMBER 2002

NOVATION OF R-BLOCK PROCESSING AND OPERATIONAL SERVICES
C47	AGREEMENT (29 JANUARY 1998) DATED 10 MARCH 2003

NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT
C48	(20 MARCH 1998) DATED 10 MARCH 2003

NOVATION AND AMENDMENT OF INTERIM R-BLOCK COMMON FACILITIES
AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226 & P.339 BLOCKS
C49	15/27 AND 15/28B (21 JANNUARY 1998) DATED 10 MARCH 2003

NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA
REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS
C50	IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 1 JULY 2003

NOVATION OF ACKNOWLEGEMENT AGREEMENT RELATING TO THE
TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH
C51	1998) DATED 1 JULY 2003

NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT
C52	(20 MARCH 1998) DATED 1 JULY 2003

NOVATION OF R-BLOCK PROCESSING AND OPERATIONAL SERVICES
C53	AGREEMENT (29 JANUARY 1998) DATED 1 OCTOBER 2003

NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT
C54	(20 MARCH 1998) DATED 1 OCTOBER 2003

NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA
REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS
C55	IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 1 OCTOBER 2003

NOVATION AND AMENDMENT OF INTERIM R-BLOCK COMMON FACILITIES
AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226, P.339, BLOCKS
C56	15/27 AND 15/28B (21 JANUARY 1998) DATED 1 OCTOBER 2003

NOVATION OF ACKNOWLEDGEMENT AGREEMENT RELATING TO THE
TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEMS (20
C57	MARCH 1998) DATED 10 OCTOBER 2003

EXECUTION DEED RELATING TO INTER-ALIA R BLOCK PIPELINES OVER THE
MILLER PIPELINE CROSSING AGREEMENT (31 MARCH 1998) DATED 1
C58	NOVEMBER 2004

EXECUTION DEED RELATING TO INTER-ALIA RE R-BLOCK OIL
TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998),
INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA REQUIREMENTS
RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA
SYSTEM (20 MARCH 1998), ACKNOWLEDGEMENT AGREEMENT RELATING TO
THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20
MARCH 1998) SEE SCHEDULE PART 1 FOR ALL DOCUMENTS RELATING TO
C59	EXECUTION DEED DATED 31 DECEMBER 2004

PIPELINE CROSSING AGREEMENT IN RESPECT OF THE CROSSING OF THE 8"
RENEE OIL PIPELINES PL1616 AND PL1617, THE 8" RENEE WATER
INJECTION PIPELINE PL1620, THE 4" RENEE GAS PIPELINE PL1618 AND
THE RENEE UMBILICAL PL1619 BY THE TWEEDSMUIR PIPELINES AND
C60	UMBILICAL DATED 29 JULY 2005

D	SALE & PURCHASE AGREEMENTS

E	MISCELLANEOUS

E01	STAMPDUTY AGREEMENT DATED 25 APRIL 1984

FIRST AMENDMENT TO STAMPDUTY AGREEMENT (25 APRIL 1984) DATED 13
E02	SEPTEMBER 1984

NOVATION RELATING TO THE PAYMENT OF STAMPDUTY AND THE RETENTION
E03	OF DOCUMENTS RE LICENCE P.226 DATED 1 JANUARY 1986

SECOND AMENDMENT TO STAMPDUTY AGREEMENT (25 APRIL 1984) DATED 6
E04	MARCH 1986

THIRD AMENDMENT TO STAMPDUTY AGREEMENT (25 APRIL 1984) DATED 23
E05	JUNE 1987

FOURTH SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984)
E06	DATED 29 SEPTEMBER 1989

FIFTH SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) AS
E07	AMENDED DATED 20 OCTOBER 1989

SIXTH SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) AS
E08	AMENDED DATED 17 NOVEMBER 1989

E09	STAMPDUTY AGREEMENT DATED 15 OCTOBER 1992

E10	CONFIDENTIALITY AGREEMENT DATED 21 JULY 1995

SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) DATED 1
E11	APRIL 1996

E12	STAMPDUTY AGREEMENT DATED 2 APRIL 1996

SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) DATED 3
E13	OCTOBER 1996

CONFIDENTIALITY AGREEMENT BETWEEN ELF EXPLORATION UK PLC,
PHILLIPS PETROLEUM COMPANY UNITED KINGDOM LIMITED AND AMERADA
HESS LIMITED RELATING TO THE TRANSPORTATION OF BLOCKS 15/27 AND
15/28B LIQUIDS VIA AH001 AND THE FLOTTA SYSTEM FOR PROCESSING AT
E14	FLOTTA TERMINAL DATED 12 FEBRUARY 1997

LETTER AGREEMENT RE FEED STUDIES FOR R-BLOCK TIEBACK TO AH001
E15	DATED 4 MARCH 1997

SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) DATED 10
E16	MARCH 1997

SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) DATED 11
E17	MARCH 1997

AGREEMENT CONCERNING THE RETENTION OF DOCUMENTS OUTSIDE THE UK
E18	DATED 18 NOVEMBER 1997

SUPPLEMENTAL TO STAMPDUTY AGREEMENT DATED 25 APRIL 1984, AS
E19	AMENDED, DATED 21 NOVEMBER 1997.

LETTER RE. REBATE TO NON-OPERATORS OF COSTS FOR PROJECT
MANAGEMENT SERVICES PROVIDED BY PHILLIPS PETROLEUM COMPANY
UNITED KINGDOM LIMITED UNDER THE RENEE JOINT OPERATING AGREEMENT
E20	FOR BLOCK 15/27 DATED 22 JULY 1999

E21	GUARANTEE BY MARUBENI IN FAVOUR OF PHILLIPS, DATED 17 JULY 2000.

STAMPDUTY AGREEMENT IN RESPECT OF UNITED KINGDOM PETROLEUM
PRODUCTION LICENCES P.079 (BLOCK 30/13C), P.140 (BLOCK 15/26A),
P.226 (BLOCK 15/27) AND P.339 (BLOCK 15/28B) BETWEEN PHILLIPS
PETROLEUM COMPANY UNITED KINGDOM LIMITED AND TALISMAN ENERGY
E22	(UK) LIMITED DATED 31 JULY 2002

COPY POWER OF ATTORNEY BY TALISMAN ENERGY (UK) LIMITED IN FAVOUR
E23	OF PHILIPARGO DATED 30 JULY 2002

COPY POWER OF ATTORNEY BY PHILLIPS PETROLEUM COMPANY UNITED
KINGDOM LIMITED IN FAVOUR OF JONATHAN LEE AND EMMA CULLEY DATED
E24	31 JULY 2002

SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) AS
E25	AMENDED DATED 4 OCTOBER 2002

SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) AS
E26	AMENDED, DATED 28 NOVEMBER 2002

SUPPLEMENTAL TO A STAMPDUTY AGREEMENT (25 APRIL 1984) AS
E27	AMENDED, DATED 1 DECEMBER 2002

POWER OF ATTORNEY FOR MARTIN YORK (CENTRICA) RE SIGN, SEAL AND
E28	DELIVER DOCUMENTS FOR SALE AND PURCHASE DATED 12 DECEMBER 2002

POWER OF ATTORNEY APPOINTING KIRSTY ROBERTSON TO EXECUTE THE
E29	SALE & PURCHASE AGREEMENT DATED 10 DECEMBER 2002

AGREEMENT FOR THE RETENTION OF DOCUMENTS OUTSIDE THE UNITED
KINGDOM RE BLOCKS 15/27 AND 15/28B INCLUDING THE RENEE AND RUBIE
E30	FIELDS DATED 20 DECEMBER 2002

POWER OF ATTORNEY APPOINTING KIRSTY ROBERTSON TO EXECUTE THE
NOVATION OF THE R-BLOCK OIL TRANSPORTATION AND PROCESSING
E31	AGREEMENT FOR TNSL & TPUK DATED 6 MARCH 2003

POWER OF ATTORNEY APPOINTING KIRSTY ROBERTSON TO EXECUTE THE
R-BLOCK OIL PROCESSING AND OPERATIONAL SERVICES AGREEMENT DATED
E32	6 MARCH 2003

E33	DEED OF ADHERENCE DATED 1 OCTOBER 2003

DEED OF ASSIGNMENT IN RESPECT OF THE MARUBENI GUARANTEE (17 JULY
E34	2000) DATED 1 OCTOBER 2003

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME FROM INTREPID
ENERGY ALPHA LTD TO TALISMAN ENERGY ALPHA LTD DATED 6 JANUARY
E35	2004

DEED OF ADHERENCE RELATING TO A STAMPDUTY (25 APRIL 1984) DATED
E36	21 SEPTEMBER 2004

F	DTI DOCUMENTATION

DTI LETTER OF CONSENT DATED 23 JANUARY 1998 RE. PROPOSED
ASSIGNMENT OF VARIOUS BG COMPANIES LICENCE INTERESTS TO INTREPID
F01	ENERGY NORTH SEA LIMITED

LETTER FROM DTI RE. PETROLEUM PRODUCTION LICENCE P.226
F02	DEVELOPMENT AND PRODUCTION WORKS DATED 02 FEBRUARY 1998

NOTICE OF DETERMINATION OF OIL FIELD NO. 264 RENEE DATED 10
F03	MARCH 1998

DTI LETTER DATED 12 FEBRUARY 1999 RE. PETROLEUM PRODUCTION
LICENCE NOS P.226 AND P.339 - CONSENT TO FLARE GAS DURING PERIOD
F04	15 FEBRUARY 1999 AND 28 FEBRUARY 1999

DTI LETTER DATED 23 MARCH 1999 RE. PETROLEUM ACT 1998:
INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE
PIPELINES, PL 1616, PL 1617, PL 1618, PL 1619.1 AND PL 1619.2,
F05	PL 1619.3 TO PL 1619.8

DTI LETTER DATED 23 MARCH 1999 RE. PETROLEUM ACT 1998:
INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE
F06	PIPELINES, PL 1620, PL 1621, PL 1622, PL 1623.1 AND PL 1623.2

DTI LETTER RE. PETROLEUM ACT 1998: INVITATION TO MAKE
REPRESENTATIONS UNDER SECTION 31(4) OFFSHORE INSTALLATIONS DATED
F07	23 MARCH 1999

DTI LETTER DATED 15 APRIL 1999 RE. PETROLEUM ACT 1998: SECTION
29 NOTICE - OFFSHORE INSTALLATIONS, RENEE SUBSEA WELLS TIED BACK
F08	TO ROB ROY FPSO 'AH001' VIA RENEE PRODUCTION MANIFOLD

DTI LETTER RE. PETROLEUM ACT 1998: SECTION 29 NOTICE, SUBMARINE
PIPELINES PL 1616, PL 1617, PL 1618, PL 1619.1 AND PL 1619.2, PL
F09	1619.3 TO PL 1619.8 DATED 26 APRIL 1999

DTI LETTER RE. PETROLEUM ACT 1998: SECTION 29 NOTICE -
SUBMARINE PIPELINES, PL 1620 TO PL 1622, PL 1623.1 AND PL 1623.2
F10	DATED 26 APRIL 1998

DTI LETTER RE. PETROLEUM ACT 1998: CONSIDERATION TO WITHDRAW
SECTION 29 NOTICE SERVED ON VEBA UNDER SECTION 31(5) (NOTICE
ISSUED 26 APRIL 1999), PL 1620, PL 1621, PL 1622, PL 1623.1 AND
F11	PL 1623.2 DATED 18 DECEMBER 2000

DTI LETTER RE. PETROLEUM ACT 1998: INVITATION TO MAKE
REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE PIPELINES, PL
1620, PL 1621, PL 1622, PL 1623.1 AND PL 1623.2 DATED 18
F12	DECEMBER 2000

DTI LETTER RE. PETROLEUM ACT 1998: CONSIDERATION TO WITHDRAW
SECTION 29 NOTICE UNDER SECTION 31(5) (NOTICE ISSUED 26 APRIL
1999) PL 1616, PL 1617, PL 1618, PL 1619.1 AND PL 1619.2, PL
F13	1619.3 TO PL 1619.8 DATED 18 DECEMBER 2000

DTI LETTER RE. PETROLEUM ACT 1998: CONSIDERATION TO WITHDRAW
SECTION 29 NOTICE UNDER SECTION 31/(5) (NOTICED ISSUED 15 APRIL
1999), RENEE SUBSEA WELLS TIED BACK TO ROB ROY FPSO 'AH001' VIA
F14	RENEE PRODUCTION MANIFOLD DATED 18 DECEMBER 2000

DTI LETTER RE. PETROLEUM ACT 1998: INVITATION TO MAKE
REPRESENTATIONS UNDER SECTION 31(4) - OFFSHORE INSTALLATIONS,
RENEE SUBSEA WELLS TIED BACK TO ROB ROY FPSO 'AH001' VIA RENEE
F15	PRODUCTION MANIFOLD DATED 18 DECEMBER 2000

DTI LETTER DATED 18 DECEMBER 2000 RE. PETROLEUM ACT 1998:
INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4),
SUBMARINE PIPELINES, PL 1616, PL 1617, PL 1618, PL 1619.1 AND PL
F16	1619.2, PL 1619.3 TO PL 1619.8

DTI LETTER DATED 31 DECEMBER 2000 RE LICENCE NOS P.226 AND P.339
- CONSENT TO FLARE GAS DURING PERIOD 1 JANUARY 2001 TO 31
F17	DECEMBER 2001

DTI LETTER DATED 30 JANUARY 2001 RE. PETROLEUM ACT 1998: SECTION
29 NOTICE - SUBMARINE PIPELINES PL 1620 TO PL 1622, PL 1623.1
F18	AND PL 1623.2

DTI LETTER DATED 30 JANUARY 2001 RE. PETROLEUM ACT 1998: SECTION
29 NOTICE - SUBMARINE PIPELINES, PL 1616 TO PL 1618, PL 1619.1
F19	AND PL 1619.2, PL 1619.3 TO PL 1619.8

DTI LETTER DATED 30 JANUARY 2001 RE. PETROLEUM ACT 1998: SECTION
F20	29 NOTICE - OFFSHORE INSTALLATIONS,

LETTER FROM DTI FOR PETROLEUM PRODUCTION LICENCE NOS. P.226
BLOCK 15.27 AREA A (WHICH INCLUDES RENEE FIELD) & AREA C & P.339
BLOCK 15/28B AREA A (WHICH INCLUDES RUBIE FIELD) CONCERNING
F21	OPERATORSHIPDATED 22 NOVEMBER 2002

DTI - CONSENT TO FLARE GAS FOR P.226 AND P.339 COMMENCING 1
F22	JANUARY TO 31 DECEMBER 2002 DATED 12 DECEMBER 2002

LETTER FROM DTI FOR PETROLEUM PRODUCTION LICENCE NOS. P.218,
P.220, P.226, P.237, P.249, P.250, P.324, P.339, P.588 AND P.640
F23	CONSENT TO FLARING OF GAS DATED 19 DECEMBER 2002

LETTER FROM DTI TO TUK RE PETROLEUM PRODUCTION LICENCE NO. P.226
F24	AND P.339 CONSENT TO FLARE GAS DATED 23 DECEMBER 2002

LETTER FROM DTI TO TUK RE PETROLEUM PRODUCTION LICENCE NO. P.226
F25	AND P.339 CONSENT TO VENT GAS DATED 23 DECEMBER 2002

LETTER FROM DTI TO CENTRICA RE ASSIGNMENT OF P.226 AND P.339
F26	DATED 10 JANUARY 2003

DTI - PETROLEUM ACT 1998 : CONSIDERATION TO WITHDRAW (AGIP)
SECTION 29 NOTICE UNDER SECTION 31(5) RE PIPELINES PL1620 TO
F27	PL1623 DATED 14 FEBRUARY 2003

DTI - PETROLEUM ACT 1998 : CONSIDERATION TO WITHDRAW (AGIP)
SECTION 29 NOTICE UNDER SECTION 31(5) RE PIPELINES PL1616 TO
F28	PL1619 DATED 14 FEBRUARY 2003

DTI - PETROLEUM ACT 1998 : CONSIDERATION TO WITHDRAW (AGIP)
SECTION 29 NOTICE UNDER SECTION 31(5) RE RENEE INSTALLATION
BLOCK 15/27 : FACILITY : RENEE SUBSEA WELLS TIED BACK TO ROY ROY
F29	FPSO AH001 VIA RENEE PRODUCTION MANIFOLD DATED 14 FEBRUARY 2003

DTI LETTER DATED 25 MARCH 2003 RE. PETROLEUM ACT 1998: SECTION
29 NOTICE - OFFSHORE INSTALLATIONS, RENEE SUBSEA WELLS TIED BACK
F30	TO ROB ROY FPSO 'AH001' VIA RENEE PRODUCTION MANIFOLD

DTI LETTER DATED 25 MARCH 2003 RE. PETROLEUM ACT 1998: SECTION
29 NOTICE - SUBMARINE PIPELINES, PL 1620 TO PL 1622, PL 1623.1
F31	AND PL 1623.2

DTI LETTER DATED 25 MARCH 2003 RE. PETROLEUM ACT 1998: SECTION
29 NOTICE - SUBMARINE PIPELINES (NOTICE DATED 30 JANUARY 2001),
F32	PL 1616 TO PL 1618, PL 1619.1/2/3/4/5/6/7/8

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS
UNDER SECTION 31(4) OFFSHORE INSTALLATIONS RE RENEE SUBSEA WELLS
TIED BACK TO ROB ROY FPSO AHOO1 VIA RENEE PRODUCTION MANIFOLD
F33	DATED 8 APRIL 2003

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS
UNDER SECTION 31(4) SUBMARINE PIPELINES RE RENEE MANIFOLD PL1616
F34	TO PL1619 DATED 8 APRIL 2003

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS
UNDER SECTION 31(4) SUBMARINE PIPELINES RE PL1620 TO PL1623
F35	DATED 8 APRIL 2003

DTI - CONSIDERATION TO WITHDRAW (CONOCOPHILLIPS) SECTION 29
NOTICE UNDER SECTION 31(5) IN RESPECT OF RENEE PIPELINES PL1620
F36	TO PL1623.2 DATED 8 APRIL 2003

DTI - CONSIDERATION TO WITHDRAW (CONOCOPHILLIPS) SECTION 29
NOTICE UNDER SECTION 31(5) IN RESPECT OF RENEE PIPELINES PL1616
F37	TO PL1619.8 DATED 08 APRIL 2003

DTI - CONSIDERATION TO WITHDRAW (CONOCOPHILLIPS) SECTION 29
NOTICE UNDER SECTION 31(5) IN RESPECT OF THE RENEE INSTALLATIONS
F38	DATED 8 APRIL 2003

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS
F39	UNDER SECTION 31(4) OFFSHORE INSTALLATIONS RE RENEE 15/27

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS
UNDER SECTION 31(4) SUBMARINE PIPE-LINES RE PIPELINES PL620 TO
F40	PL1623.2 DATED 14 MAY 2003

DTI - CONSIDERATION TO WITHDRAW (CENTRICA AND CONOCOPHILLIPS)
SECTION 29 NOTICE UNDER SECTION 31(5) IN RESPECT OF RENEE
F41	PIPELINES DATED 14 MAY 2003

DTI - CONSIDERATION TO WITHDRAW (CENTRICA AND CONOCOPHILLIPS)
SECTION 29 NOTICE UNDER SECTION 31(5) IN RESPECT OF RENEE
F42	PIPELINESPL1620 TO PL1623.2 DATED 14 MAY 2003

DTI - CONSIDERATION TO WITHDRAW (CENTRICA AND CONOCOPHILLIPS)
SECTION 29 NOTICE UNDER SECTION 31(5) IN RESPECT OF THE RENEE
F43	INSTALLATIONS DATED 14 MAY 2003

DTI - SECTION 29 NOTICE SUBMARINE PIPELINES NOS PL1620 TO
F44	PL1623.2 FOR RENEE FIELD DATED 19 JUNE 2003

DTI - SECTION 29 NOTICE SUBMARINE PIPELINES NOS PL1616 TO
F45	PL1619.8 FOR RENEE FIELD DATED 19 JUNE 2003

DTI - SECTION 29 NOTICE OFFSHORE INSTALLATIONS SENT TO INTREPID
F46	FOR THE RENEE FIELD DATED 19 JUNE 2003

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS
UNDER SECTION 31(4) OFFSHORE INSTALLATIONS RE RENEE FIELD BLOCK
F47	15/27 DATED 15 DECEMBER 2003

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS
UNDER SECTION 31(4) SUBMARINE PIPELINES RE RENEE FIELD DATED 15
F48	DECEMBER 2003

DTI LETTER OF SUPPORT RELATING TO CHANGE OF CONTROL RE SHARE
F49	CAPITAL OF INTREPID DATED 17 DECEMBER 2003

LETTER FROM TEUK TO DTI RE CHANGE OF CONTROL FROM INTREPID DATED
F50	17 DECEMBER 2003

DTI LETTER RE PROPOSED SALE OF INTREPID ENERGY ALPHA TO TEUK
F51	DATED 18 DECEMBER 2003

DTI - PRODUCTION LICENCE NOS P.226 AND P.339 CONSENT TO FLARE
F52	GAS IN THE RENEE AND RUBIE FIELDS DATED 23 DECEMBER 2003

DTI - LICENCE NO.S P.226 AND P.339 CONSENT TO FLARE GAS FROM 1
F53	JANUARY 2004 TO 31 DECEMBER 2004 DATED 31 DECEMBER 2003

DTI - LICENCE P.339 DEVELOPMENT AND PRODUCTION WORKS FOR THE
F54	PERIOD 2 FEBRUARY 1998 TO 31 DECEMBER 2004 DATED 15 JANUARY 2004

DTI - SECTION 29 NOTICE SUBMARINE PIPELINES SENT TO TEAL AND
F55	TEUK FOR THE RENEE FIELD DATED 22 JANUARY 2004

DTI - SECTION 29 NOTICE OFFSHORE INSTALLATIONS SENT TO TEAL AND
F56	TEUK FOR THE RENEE FIELD DATED 22 JANUARY 2004

LETTER FROM DTI RE. PETROLEUM PRODUCTION LICENCE P.226
DEVELOPMENT AND PRODUCTION WORKS FOR RENEE SENT TO TEUK AND TEAL
F57	DATED 31 DECEMBER 2004

DTI - LICENCE NO.S P.226 AND P.339 CONSENT TO FLARE GAS FROM 1
JANUARY 2005 TO 31 DECEMBER 2005 SENT TO TEAL & TEUK DATED 31
F58	DECEMBER 2004

DTI LETTER RE LICENCE NOS P.226 AND P.339 - CONSENT TO FLARE
GAS DURING PERIOD 1 JANUARY 2005 TO 31 DECEMBER 2005 DATED 19
F59	SEPTEMBER 2005

RUBIE FIELD, LICENCE P.339 BLOCK 15/28b
A	LICENCE DATA
-
A01	LICENCE NO. P.339 TO SEARCH AND BORE FOR AND GET PETROLEUM IN BLOCK 15/28B, DATED 7 MAY 1981.

A02	DEED OF AMENDMENT (BNOC) DATED 07 MAY 1981

A03	LETTER FROM DTI RE. PRODUCTION LICENCE P.339 DATED 07 MAY 1981

A04	DEED RELATING TO THE ACQUISITION OF PETROLEUM WON AND SAVED UNDER THE AUTHORITY OF LICENCE P.339, DATED 7 MAY 1981

A05	OIL OPTION AGREEMENT DATED 13 MAY 1982

A06	OIL AND GAS ACT 1982 DATED 28 JULY 1982

A07	LETTER RE. PROPOSED CARRYING FEE — STOCK TRANSFER DATED 04 OCTOBER 1982

A08	LETTER FROM DTI RE. UNIONOIL REORGANISATION DATED 21 FEBRUARY 1985

A09	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME FROM UNOCAL EXPLORATION AND PRODUCTION COMPANY (UK) LIMITED TO UNOCAL UK LIMITED DATED 11 MARCH 1985

A10	LETTER TO DTI RE RETAIN/SURRENDER LICENCE AREA P.339 TO SECOND TERM WITH SCHEDULE OF RETAINED AREA DATED 17 NOVEMBER 1986

A11	DEED OF TERMINATION OF A DEED DATED 07 MAY 1981 RELATING TO THE ACQUISITION OF PETROLEUM WON AND SAVED UNDER THE AUTHORITY OF LICENCE P.339 DATED 06 OCTOBER 1989

A12	LETTER FROM THE DEPARTMENT OF ENERGY DATED 30 OCTOBER 1991 RE. LICENCE P.339 APPROVING PHILLIPS PETROLEUM COMPANY UNITED KINGDOM LIMITED IN PLACE OF BRITOIL PLC AS OPERATOR

A13	DEED OF LICENCE ASSIGNMENT P.339, DATED 18 DECEMBER 1991

A14	ASSIGNMENT OF INTERESTS AGREEMENT, DATED 18 DECEMBER 1991.

A15	DEED OF ASSIGNMENT LICENCE P.339 DATED 25 MAY 1993

A16	DEED OF ASSIGNMENT LICENCE P.339 DATED 02 DECEMBER 1994

A17	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME FROM BARCLAYS NORTH SEA LIMITED TO GOAL NS LIMITED DATED 23 DECEMBER 1994

A18	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME FROM GOAL PETROLEUM PUBLIC LIMITED COMPANY TO TALISMAN NORTH SEA LIMITED, DATED 17 APRIL 1996.

A19	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME FROM PURBECK EXPLORATION LIMITED TO ONEPM EXPLORATION LIMITED DATED 15 AUGUST 1997

A20	DEED OF LICENCE ASSIGNMENT IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339, DATED 28 NOVEMBER 1997.

A21	DEED OF LICENCE ASSIGNMENT IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339, DATED 26 MARCH 1998.

A22	CERTIFIED TRUE COPY OF WORKING INTEREST ASSIGNMENT RELATING TO UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.339 DATED 26 MARCH 1998

A23	POWER OF ATTORNEY (DEMINEX UK OIL AND GAS LIMITED) DATED 28 MAY 1998

A24	DEED OF LICENCE ASSIGNMENT IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339, DATED 12 FEBRUARY 1999.

A25	TRUST DEED IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339, DATED 12 FEBRUARY 1999.

A26	NOVATION AGREEMENT FOR TRUST DEED IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339, DATED 20 JULY 2000

A27	DEED OF LICENCE ASSIGNMENT IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339, DATED 20 JULY 2000.

A28	DEED OF NOVATION OF TRUST DEED IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339, DATED 30 MARCH 2001.

A29	DEED OF LICENCE ASSIGNMENT IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339, DATED 30 MARCH 2001.

A30	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.339 DATED 28 NOVEMBER 2002

A31	DEED OF NOVATION OF TRUST DEED (12 FEBRUARY 1999) RELATING TO UNITED KINGDOM LICENCE P.339 DATED 28 NOVEMBER 2002

A32	INTEREST ASSIGNMENT RELATING TO THE ASSETS (THE RENEE, RUBIE, AREA B ASSET, AREA C ASSET, BLOCK 15/28B AREA B ASSET, BLOCK 15/26A & BLOCK 30/13C ASSET) DATED 1 DECEMBER 2002

A33	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.339 DATED 1 DECEMBER 2002

A34	DEED OF NOVATION OF TRUST DEED (12 FEBRUARY 1999) RELATING TO UNITED KINGDOM LICENCE P.339 DATED 1 DECEMBER 2002

A35	DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.339 DATED 10 MARCH 2003

A36	DEED OF NOVATION OF TRUST DEED (12 FEBRUARY 1999) RELATING TO UNITED KINGDOM LICENCE P.339 DATED 10 MARCH 2003

A37	ASSIGNMENT OF PERCENTAGE INTEREST LICENCE P.339 BLOCK 15/28B DATED 10 MARCH 2003

A38	EXECUTION DEED: (1) UK PETROLEUM PRODUCTION LICENCE P.339 (7 MAY 1981); (2) TRUST DEED IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339 (12 FEBRUARY 1999);DATED 29 SEPTEMBER 2003

A39	ASSIGNMENT OF INTEREST RELATING TO LICENCE P.339 (BLOCK 15/28B - AREA B) DATED 29 SEPTEMBER 2003

A40	DEED OF ASSIGNMENT IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339 DATED 1 OCTOBER 2003

A41	DEED OF NOVATION OF TRUST DEED (12 FEBRUARY 1999) IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE NO. P.339 BLOCK 15/28B (AREA A AND B) DATED 1 OCTOBER 2003

A42	EXECUTION DEED FOR LICENCE P.339 BLOCK 15/28B (AREA B) (NON-RUBIE) (7 MAY 1981) AND TRUST DEED (12 FEBRUARY 1999) DATED 16 MAY 2005

B	OPERATING AGREEMENTS

B01	JOINT OPERATING AGREEMENT FOR SEVENTH ROUND PRODUCTION LICENCE NO, P.339, DATED 29 JULY 1982

B02	NOVATION AND AMENDMENT TO JOINT OPERATING AGREEMENT FOR SEVENTH ROUND PRODUCTION LICENCE NO, P.339, DATED 18 DECEMBER 1991.

B03	NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT RELATING TO LICENCE P.339 DATED 25 MAY 1993

B04	NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT RELATING TO LICENCE P.339 DATED 02 DECEMBER 1994

B05	NOVATION OF AND AMENDMENT TO JOINT OPERATING AGREEMENT FOR SEVENTH ROUND PRODUCTION LICENCE NO, P.339, DATED 28 NOVEMBER 1997.

B06	AMENDING AGREEMENT FOR JOINT OPERATING AGREEMENT FOR UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.339, BLOCK 15/28B, DATED 21 JANUARY 1998.

B07	AGREEMENT FOR THE ACQUISITION OF EXPRO INTEREST BY BBP DATED 10 MARCH 1998

B08	NOVATION AGREEMENT RELATING TO JOINT OPERATING AGREEMENT FOR UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.339, BLOCK 15/28B, DATED 26 MARCH 1998.

B09	WORKING INTEREST ASSIGNMENT RELATING TO UK LICENCE P.339 DATED 26 MARCH 1998

B10	JOINT OPERATING AGREEMENT FOR FOR UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.339, BLOCK 15/28B, DATED 26 JANUARY 1999.

B11	NOVATION OF AND AMENDMENT TO JOINT OPERATING AGREEMENT SEVENTH ROUND PRODUCTIONB LICENCE NO, P.339, DATED 12 FEBRUARY 1999.

B12	NOVATION AGREEMENT FOR JOINT OPERATING AGREEMENT DATED 26 JANUARY 1999 RELATING TO UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.339, BLOCK 15/28B, DATED 20 JULY 2000.

B13	NOVATION OF AND AMENDMENT TO JOINT OPERATING AGREEMENT FOR SEVENTH ROUND PRODUCTION LICENCE NO. P.339, DATED 30 MARCH 2001.

B14	NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT FOR SEVENTH ROUND PRODUCTION LICENCE NO. P.339, BLOCK 15/28B (26 JANUARY 1999) DATED 28 NOVEMBER 2002

B15	NOVATION OF JOINT OPERATING AGREEMENT FOR SEVENTH ROUND PRODUCTION LICENCE NO. P.339 BLOCK 15/28B AREA A AND AREA B (26 JANUARY 1999) DATED 1 DECEMBER 2002

B16	NOVATION OF JOINT OPERATING AGREEMENT FOR SEVENTH ROUND PROUDCTION LICENCE NO. P.339 BLOCK 15/28B AREA A AND AREA B DATED 10 MARCH 2003

B17	EXECUTION DEED: (1) UK PETROLEUM PRODUCTION LICENCE P.339 DATED 7 MAY 1981; (2) TRUST DEED IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339 DATED 12 FEBRUARY 1999; (3) JOA DATED 26 JANUARY 1999

B18	NOVATION AND AMENDMENT OF JOINT OPERATING AGREEMENT IN RESPECT OF UK PETROLEUM PRODUCTION LICENCE P.339 BLOCK 15/28B (AREA A AND AREA B) DATED 1 OCTOBER 2003

B19	EXECUTION DEED FOR LICENCE P.339 BLOCK 15/28B (AREA B) (NON-RUBIE) RE JOINT OPERATING AGREEMENT (26 JANUARY 1999) DATED 16 MAY 2005

C	TRANSPORTATION & PROCESSING

C01	INTERIM R-BLOCK COMMON FACILITIES AGREEMENT FOR P.226 AND P.339 DATED 21 JANUARY 1998

C02	R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT DATED 29 JANUARY 1998

C03	AH001 — R-BLOCK CONSTRUCTION, INSTALLATION AND TIE-IN AGREEMENT DATED 29 JANUARY 1998

C04	OPERATIONAL MATRIX AGREEMENT (AH001 OWNERS AND R-BLOCK OWNERS) DATED 29 JANUARY 1998

C05	R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT, DATED 20 MARCH 1998

C06	AGREEMENT BETWEEN PHILLIPS PETROLEUM COMPANY UK LIMITED (ACTING FOR AND ON BEHLF OF ITSELF AND THE R-BLOCK GROUP) AND ELF EXPLORATION UK PLC IN RESPECT OF R-BLOCK NGLS DATED 20 MARCH 1998

C07	FLOTTA POWER EXPORT LETTER, DATED 20 MARCH 1998.

C08	INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM, DATED 20 MARCH 1998

C09	NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998) DATED 26 MARCH 1998

C10	NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 26 MARCH 1998

C11	NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES AGREEMENT DATED 26 MARCH 1998

C12	NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT DATED 1 JULY 1998

C13	NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES AGREEMENT DATED 1 JULY 1998

C14	NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT DATED 1 JULY 1998

C15	EXECUTION DRAFT — SECOND AMENDING AND SUPPLEMENTAL AGREEMENT TO THE ROB ROY / IVANHOE FIELD SPUR ALLOCATION AGREEMENT DATED 19 MAY 1997 IN RESPECT OF R-BLOCK GAS DATED 9 DECEMBER 1998

C16	NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998) DATED 22 JANUARY 1999

C17	NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 1 MAY 2000

C18	NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998) DATED 1 MAY 2000

C19	NOVATION OF AGREEMENT IN RESPECT OF R-BLOCK AREA NGL’S AND FLOTTA POWER EXPORT AGREEMENT (20 MARCH 1998) DATED 1 MAY 2000

C20	NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 30 JUNE 2000

C21	NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998) DATED 20 JULY 2000

C22	NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES AGREEMENT (21 JANUARY 1998) DATED 20 JULY 2000

C23	NOVATION AGREEMENT RELATING TO R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998) DATED 22 DECEMBER 2000

C24	NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 22 DECEMBER 2000

C25	NOVATION OF AGREEMENT IN RESPECT OF R-BLOCK AREA NGL’S AND FLOTTA POWER EXPORT AGREEMENT (20 MARCH 1998) DATED 22 DECEMBER 2000

C26	NOVATION AGREEMENT RELATING TO INTERIM R-BLOCK COMMON FACILITIES AGREEMENT (21 JANUARY 1998) DATED 30 MARCH 2001

C27	NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT DATED 23 APRIL 2001

C28	NOVATION OF ACKNOWLEDGEMENT AGREEMENT RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 12 NOVEMBER 2002

C29	NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 12 NOVEMBER 2002

C30	CERTIFIED COPY NOVATION AGREEMENT RE (1) OIL TRANSPORTATION
HEADS OF AGREEMENT (28 AUGUST 1987); (2) SUPPLEMENTAL AGREEMENT
TO THE OIL TRANSPORTATION HEADS OF AGREEMENT (JULY 1989); (3)
AMENDMENT AGREEMENT TO THE OIL TRANSPORTATION HEADS OF AGREEMENT
(7 FEBRUARY 1995) DATED 12 NOVEMBER 2002

C31	NOVATION OF PIPELINE AGREEMENT (1 JULY 1998) DATED 12 NOVEMBER 2002

C32	NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998) DATED 28 NOVEMBER 2002

C33	NOVATION OF R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 28 NOVEMBER 2002

C34	NOVATION OF INTERIM R-BLOCK COMMON FACILITIES AGREEMENT UK PETROLEUM LICENCES P.226 AND P.339 (21 JANUARY 1998) DATED 28 NOVEMBER 2002

C35	NOVATION OF R-BLOCK PIPELINES OVER THE MILLER PIPELINE PIPELINE CROSSING AGREEMENT (31 MARCH 1998) DATED 1 DECEMBER 2002

C36	NOVATION OF AH-001 — R-BLOCK CONSTRUCTION INSTALLATION AND TIE-IN AGREEMENT (29 JANUARY 1998) DATED 1 DECEMBER 2002

C37	NOVATION OF R-BLOCK NGLS AGREEMENT (20 MARCH 1998) DATED 1 DECEMBER 2002

C38	NOVATION OF OPERATIONAL MATRIX AGREEMENT (29 JANUARY 1998) DATED 1 DECEMBER 2002

C39	NOVATION OF INTERFACE AGREEMENT (20 MARCH 1998) DATED 1 DECEMBER 2002

C40	NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998) DATED 1 DECEMBER 2002

C41	NOVATION OF R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 1 DECEMBER 2002

C42	NOVATION AND AMENDMENT OF INTERIM R-BLOCK COMMON FACILITIES AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226, P.339, BLOCKS 15/27 AND 15/28B (21 JANUARY 1999) DATED 1 DECEMBER 2002

C43	CERTIFIED COPY NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT DATED 10 MARCH 2003

C44	CERTIFIED COPY NOVATION OF R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT DATED 10 MARCH 2003

C45	NOVATION AND AMENDMENT OF INTERIM R-BLOCK COMMON FACILITIES AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226 & P.339 BLOCKS 15/27 AND 15/28B (21 JANUARY 1998) DATED 10 MARCH 2003

C46	NOVATION OF ACKNOWLEDGEMENT AGREEMENT RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 1 JULY 2003

C47	NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 1 JULY 2003

C48	NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENTS (20 MARCH 1998) DATED 1 JULY 2003

C49	NOVATION OF R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 1 OCTOBER 2003

C50	NOVATION OF R-BLOCK OIL TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998) DATED 1 OCTOBER 2003

C51	NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH 1998) DATED 1 OCTOBER 2003

C52	NOVATION AND AMENDMENT OF INTERIM R-BLOCK COMMON FACILITIES AGREEMENT UK PETROLEUM PRODUCTION LICENCES P.226, P.339, BLOCKS 15/27 AND 15/28B (21 JANUARY 1998) DATED 1 OCTOBER 2003

C53	EXECUTION DEED FOR LICENCE P.341 INCLUDING THE MILLER FIELD RE R-BLOCK PIPELINES OVER THE MILLER PIPELINE CROSSING AGREEMENT (31 MARCH 1998) DATED 1 NOVEMBER 2004

C54	EXECUTION DEED RELATING TO THIRD PARTY TARIFFING RE R-BLOCK OIL
TRANSPORTATION AND PROCESSING AGREEMENT (20 MARCH 1998),
INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA REQUIREMENTS
RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA
SYSTEM (20 MARCH 1998), ACKNOWLEDGEMENT AGREEMENT RELATING TO
THE TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20
MARCH 1998) DATED 31 DECEMBER 2004

C55	HYDROCARBON ALLOCATION METHODOLOGY IVANHOE/ROB ROY/RENEE/RUBIE - UNDATED

D	SALE & PURCHASE

E	MISCELLANEOUS

E01	LETTER RE TRANSFER OF MATERIAL FROM OPERATOR’S PETERHEAD WAREHOUSE AND CARRYING CHARGE AND RELATED PROVISIONS — LICENCE P.339 DATED 26 OCTOBER 1983

E02	STAMP DUTY AGREEMENT DATED 25 APRIL 1984

E03	SCHEDULE OF RETENTION DATED 15 DECEMBER 1986

E04	LETTER RE OPERATING COMMITTEE REPRESENTATIVES FOR LICENCE P.339 DATED 1 AUGUST 1991

E05	STAMP DUTY AGREEMENT DATED 18 DECEMBER 1991

E06	LICENCE AGREEMENT FOR NON EXCLUSIVE 3D GEOPHYSICAL SURVEY DATED 11 DECEMBER 1992

E07	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME — BARCLAYS NORTH SEA LIMITED TO GOAL NS LIMITED DATED 23 DECEMBER 1994

E08	ANNOUNCEMENT — CHANGE OF NAME OF GOAL PETROLEUM PLC (A SUBSIDIARY OF TALISMAN ENERGY (UK) LIMITED) TO TALISMAN NORTH SEA LIMITED EFFECTIVE 17 APRIL 1996

E09	COPY CONFIDENTIALITY AGREEMENT DATED 2 MAY 1996 BETWEEN BP
EXPLORATION COMPANY LIMITED AND PHILLIPS PETROLEUM COMPANY
UNITED KINGDOM LIMITED RE. BLOCK 15/28B LIQUIDS TRANSPORTATION
VIA THE FORTIES SYSTEM

E10	LETTER RE FEED STUDIES FOR R-BLOCK TIEBACK TO AH001 DATED 4 MARCH 1997

E11	R-BLOCK PIPELINES OVER THE MILLER PIPELINE — PIPELINE CROSSING AGREEMENT DATED 31 MARCH 1998

E12	STAMP DUTY AGREEMENT DATED 1 JUNE 1998

E13	GUARANTEE BY MARUBENI IN FAVOUR OF PHILLIPS DATED 17 JULY 2000

E14	POWER OF ATTORNEY DATED 30 JULY 2002

E15	STAMP DUTY AGREEMENT DATED 31 JULY 2002

E16	POWER OF ATTORNEY DATED 31 JULY 2002

E17	GUARANTEE BY CENTRICA IN FAVOUR OF PHILLIPS PETROLEUM CO LTD RE CENTRICA RESOURCES LIMITED INTEREST IN LICENCE P.339 BLOCK 15/28B AND P.226 BLOCK 15/27 , DATED 20 NOVEMBER 2002

E18	LETTER AGREEMENT CONOCOPHILLIPS TO TALISMAN RE RENEE AND RUBIE POST-COMPLETION PRODUCTION REPORTING AND GAS NOMINATION SERVICES DATED 29 NOVEMBER 2002

E19	DEED OF ASSIGNMENT OF GUARANTEE (20 NOVEMBER 2002) CENTRICA TO TALISMAN DATED 1 DECEMBER 2002

E20	POWER OF ATTORNEY DATED 10 DECEMBER 2002

E21	POWER OF ATTORNEY FOR CENTRICA DATED 12 DECEMBER 2002

E22	AGREEMENT FOR THE RETENTION OF DOCUMENTS OUTSIDE THE UK DATED 20 DECEMBER 2002

E23	POWERS OF ATTORNEY DATED 6 MARCH 2003

E24	STAMP DUTY AGREEMENT RELATING TO LICENCE P.205, P.202, P.339, P.312, P.103, P.213, P.255 AND P.073 DATED 4 JULY 2003

E25	DEED OF ASSIGNMENT IN RESPECT OF THE MARUBENI GUARANTEE (17 JULY 2000) DATED 1 OCTOBER 2003

E26	CERTIFICATE OF INCORPORATION ON CHANGE OF NAME FROM INTREPID ENERGY ALPHA LIMITED TO TALISMAN ENERGY ALPHA LIMITED DATED 6 JANUARY 2004

F	DTI

F01	DTI LETTER RE LICENCE NO.S P.037, P.187, P.339 AND P.889 APPROVAL TO INCLUDE AMENDMENTS DATED 20 OCTOBER 1997

F02	DTI LETTER DATED 17 DECEMBER 1997 RE. OIL TAXATION ACT 1975 - NOTICE OF PROPOSED DETERMINATION OF OIL FIELD NO 265 RUBIE

F03	LETTER FROM DTI RE. PETROLEUM PRODUCTION LICENCE P.339 DEVELOPMENT AND PRODUCTION WORKS DATED 02 FEBRUARY 1998

F04	DTI LETTER DATED 10 MARCH 1998 RE. OIL TAXATION ACT 1975 - DETERMINATION OF OIL FIELD NO 265 RUBIE

F05	COPY DTI LETTER DATED 21 JULY 1998 RE. PETROLEUM PRODUCTION LICENCE NO P.339 — APPLICATIONS TO FLARE GAS FROM THE RUBIE FIELD

F06	DTI LETTER DATED 12 FEBRUARY 1999 RE. PETROLEUM PRODUCTION LICENCES NOS P.226 AND P.339 — CONSENT TO FLARE GAS DURING PERIOD 15 FEBRUARY 1999 TO 28 FEBRUARY 1999

F07	DTI LETTER DATED 26 JULY 1999 RE. PETROLEUM ACT 1998: INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE PIPELINES PL 1624, PL 1625, PL 1626.1, PL 1626.2, PL 1626.3 TO PL 1626.8

F08	DTI LETTER DATED 26 JULY 1999 RE. PETROLEUM ACT 1998: INVIATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) — OFFSHORE INSTALLATIONS

F09	DTI LETTER DATED 27 AUGUST 1999 RE. PETROLEUM ACT 1998: SECTION 29 NOTICE — SUBMARINE PIPELINES PL 1624, PL 1625, PL 1626.1, PL 1626.2, PL 1626.3 TO PL 1626.8

F10	DTI LETTER DATED 27 AUGUST 1999 RE. PETROLEUM ACT 1998: SECTION 29 NOTICE — OFFSHORE INSTALLATIONS

DTI LETTER DATED 18 DECEMBER 200 RE. PETROLEUM ACT 1998:
F11	CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5)

DTI LETTER DATED 18 DECEMBER 2000 RE. PETROLEUM ACT 1998:
F12	INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) OFFSHORE INSTALLATIONS

DTI LETTER DATED 18 DECEMBER 2000 RE. PETROLEUM ACT 1998:
F13	INVIATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE PIPELINES PL 1624, PL 1625, PL 1626.1, PL 1626.2, PL 1626.3 TO PL 1626.8

F14	DTI LETTER DATED 31 DECEMBER 2000 RE. PETROLEUM PRODUCTION LICENCE NOS P.226 AND P.339 — CONSENT TO FLARE GAS DURING PERIOD 1 JANUARY 2001 TO 31 DECEMBER 2001

F15	DTI LETTER DATED 30 JANUARY 2001 RE. PETROLEUM ACT 1998: SECTION 29 NOTICE — SUBMARINE PIPELINES PL 1624, PL 1625, PL 1626.1, PL 1626.2, PL 1626.3 TO PL 1626.8

F16	DTI LETTER DATED 30 JANUARY 2001 RE. PETROLEUM ACT 1998: SECTION 29 NOTICE OFFSHORE INSTALLATIONS

DTI LETTER DATED 8 AUGUST 2001 RE. PETROLEUM ACT 1998:
F17	CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5) (NOTICE DATED 30 JANUARY 2001)

DTI LETTER DATED 8 AUGUST 2001 RE. PETROLEUM ACT 1998:
F18	CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5) (NOTICE DATED 30 JANUARY 2001) — PL 1624, PL 1625, PL 1626.1, PL 1626.2, PL 1626.3 TO PL 1626.8

DTI LETTER DATED 10 SEPTEMBER 2001 RE. PETROLEUM ACT 1998:
F19	SECTION 29 NOTICE, SUBMARINE PIPELINES — PL1624 TO PL1626.1/2/3/4/5/6/7/8

DTI LETTER DATED 10 SEPTEMBER 2001 RE. PETROLEUM ACT 1998:
F20	SECTION 29 NOTICE — OFFSHORE INSTALLATIONS (NOTICE ISSUED 30 JANUARY 2001)

F21	LETTER FROM DTI FOR PETROLEUM PRODUCTION LICENCE NO. P.226 BLOCK 15/27A AREA A (INCLUDING RENEE) & AREA C & P.339 BLOCK 15/28B AREA A (INCLUDING RUBIE) CONCERNING OPERATORSHIP DATED 22 NOVEMBER 2002

F22	DTI — CONSENT TO FLARE GAS FOR P.226 AND P.339 COMMENCING 1 JANUARY TO 31 DECEMBER 2002 DATED 12 DECEMBER 2002

F23	LETTER FROM DTI FOR PETROLEUM PRODUCTION LICENCE NOS. P.218, P.220, P.226, P.237, P.249, P.250, P.324, P.339, P.588 AND P.640 CONSENT TO FLARING OF GAS DATED 19 DECEMBER 2002

F24	LETTER FROM DTI : PETROLEUM PRODUCTION LICENCES NO. P.226 AND P.339 THE ENERGY ACT 1976 CONSENT TO FLARE GAS DATED 23 DECEMBER 2002

F25	LETTER FROM DTI TO TUK RE PETROLEUM PRODUCTION LICENCE NOS P.226 AND P.339 CONSENT TO VENT GAS DATED 23 DECEMBER 2002

F26	LETTER FROM DTI TO CENTRICA RE ASSIGNMENT OF P.226 AND P.339 DATED 10 JANUARY 2003

F27	DTI — PETROLEUM ACT 1998 : CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5) RE PIPELINES PL1624 TO 1626 DATED 14 FEBRUARY 2003

DTI LETTER DATED 14 FEBRUARY 2003 RE. PETROLEUM ACT 1998:
F28	CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5)

F29	DTI LETTER DATED 25 MARCH 2003 RE. PETROLEUM ACT 1998: SECTION 29 NOTICE — OFFSHORE INSTALLATIONS (NOTICE ISSUED 30 JANUARY 2001)

F30	DTI LETTER DATED 15 MARCH 2003 RE. PETROLEUM ACT 1998: SECTION 29 NOTICE — SUBMARINE PIPELINES, PL 1624 TO PL 1626.1/2/3/4/5/6/7/8

F31	DTI — PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE PIPELINES RE PL1624 TO 1626 DATED 8 APRIL 2003

F32	DTI — PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) OFFSHORE INSTALLATIONS RE RUBIE SUBSEA COMPLETION TIED BACK TO ROB ROY FPSO AH001 DATED 8 APRIL 2003

F33	DTI — CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5) FOR RUBIE INSTALLATIONS DATED 8 APRIL 2003

F34	DTI — CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5) FOR RUBIE PIPELINES PL1624 TO 1626.8 DATED 8 APRIL 2003

F35	DTI — PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4) SUBMARINE PIPELINES RE PL1624 TO PL1628.8 DATED 14 MAY 2003

F36	LETTER RE CENTRICA TO TALISMAN — CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5) FOR RUBIE PIPELINES PL1624 TO 1626.8 DATED 14 MAY 2003

F37	LETTER RE CENTRICA TO TALISMAN — CONSIDERATION TO WITHDRAW SECTION 29 NOTICE UNDER SECTION 31(5) FOR RUBIE INSTALLATIONS DATED 14 MAY 2003

F38	DTI — SECTION 29 NOTICE SUBMARINE PIPELINES NOS PL1624 TO PL1626.8 FOR RUBIE FIELD SENT TO TUK AND INTREPID DATED 17 JUNE 2003

F39	DTI — SECTION 29 NOTICE OFFSHORE INSTALLATIONS FOR RUBIE FIELD BLOCK 15/28B SENT TO TUK AND INTREPID DATED 17 JUNE 2003

DTI LETTER DATED 14 FEBRUARY 2003 RE. PETROLEUM ACT 1998:
F40	SECTION 29 NOTICE — OFFSHORE INSTALLATIONS (NOTICE ISSUED 30 JANUARY 2001)

F41	DTI — INVITATION TO MAKE REPRESENTATION UNDER SECTION 31(4) OFFSHORE INSTALLATIONS FOR RUBIE FIELD BLOCK 15/28B DATED 15 DECEMBER 2003

F42	DTI — INVITATION TO MAKE REPRESENTATION UNDER SECTION 31(4) SUBMARINE PIPELINES FOR RUBIE FIELD DATED 15 DECEMBER 2003

F43	DTI LETTER OF SUPPORT RELATING TO CHANGE OF CONTROL RE SHARE CAPITAL OF INTREPID DATED 17 DECEMBER 2003

F44	LETTER FROM TEUK TO DTI RE CHANGE OF CONTROL FROM INTREPID DATED 17 DECEMBER 2003

F45	DTI LETTER RE PROPOSED SALE OF INTREPID ENERGY ALPHA TO TEUK DATED 18 DECEMBER 2003

F46	DTI — PRODUCTION LICENCE NOS P.226 AND P.339 CONSENT TO FLARE GAS IN THE RENEE AND RUBIE FIELDS DATED 23 DECEMBER 2003

F47	DTI — LICENCE NO P.226 AND P.339 CONSENT TO FLARE GAS IN THE RENEE AND RUBIE FIELDS 1 JANUARY 2004 TO 31 DECEMBER 2004 DATED 31 DECEMBER 2003

F48	DTI — LICENCE P.339 DEVELOPMENT AND PRODUCTION WORKS FOR THE PERIOD 2 FEBRUARY 1998 TO 31 DECEMBER 2004 DATED 15 JANUARY 2004

F49	DTI — SECTION 29 NOTICE OFFSHORE INSTALLATIONS FOR RUBIE FIELD BLOCK 15/28B SENT TO TEUK AND TEAL DATED 22 JANUARY 2004

F50	DTI — SECTION 29 NOTICE SUBMARINE PIPELINES SENT TO TEAL AND TEUK DATED 22 JANUARY 2004

F51	DTI — LICENCE P.339 DEVELOPMENT AND PRODUCTION WORKS FOR THE PERIOD 1 JANUARY 2005 TO 31 DECEMBER 2005 SENT TO TEAL AND TEUK DATED 31 DECEMBER 2004

F52	DTI LETTER RE LICENCE NOS P.226 AND P.339 — CONSENT TO FLARE GAS DURING PERIOD 1 JANUARY 2005 TO 31 DECEMBER 2005 DATED 19 SEPTEMBER 2005

ROB ROY, IVANHOE & HAMISH
P.218 & P.588 BLOCKS 15/21a & 15/21b
A		LICENCE DATA
-
P.218
CERTIFIED TRUE COPY AGREEMENT FOR U.K. CONTINENTAL SHELF
PETROLEUM OPERATIONS BETWEEN MONSANTO TEXTILES LIMITED AND
A01		MONSANTO OIL COMPANY OF THE U.K., INC.DATED 22 MARCH 1972

A02		ASSIGNMENT AGREEMENT FOR P.174 AND P.218 DATED 20 APRIL 1972

LICENCE TO SEARCH AND BORE FOR AND GET PETROLEUM LICENCE P.218
A03		BLOCK 15/21 DATED 10 JULY 1972

CERTIFIED TRUE COPY ASSIGNMENT OF 5% PARTICIPATING INTEREST
A04		DEMINEX TO MONSANTO DATED 12 NOVEMBER 1976

CERTIFIED TRUE COPY ASSIGNMENT OF 10% PARTICIPATING INTEREST
A05		TRICENTROL TO DEMINEX DATED 12 NOVEMBER 1976

A06		AGREEMENT RE ASSIGNMENT DATED 28 JANUARY 1977

A07		ASSIGNMENT AGREEMENT FOR P.174 AND P.218 DATED 21 MARCH 1977

A08		ASSIGNMENT OF LICENCES P.174 AND P.218 DATED 22 MARCH 1977

A09		SCHEDULE OF RETAINED AREA FROM 15 MARCH 1978

A10		ASSIGNMENT OF LICENCES P.174 AND P.218 DATED 1 JANUARY 1981

A11		ASSIGNMENT OF LICENCE NO. P.218 DATED 29 MARCH 1984

DETERMINATION OF AN AREA TO BE AN OIL FIELD 065 IVANHOE TO
A12		LICENCEES OF PRODUCTION LICENCE P.218 DATED 18 FEBRUARY 1986

A13		ASSIGNMENT OF LICENCE NO. P.218 DATED 31 DECEMBER 1987

A14		ASSIGNMENT OF LICENCE P.218 DATED 17 AUGUST 1988

A15		CO-ORDINATES OF THE WHOLE FIELD 066 ROB ROY DATED 22 AUGUST 1988

A16		ASSIGNMENT IN RESPECT OF LICENCE P.218 DATED 1 JANUARY 1993

DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION
A17		LICENCE P.218 DATED 12 NOVEMBER 2002

ASSIGNMENT OF INTEREST RELATING TO UK PETROLEUM PRODUCTON
LICENCE P.218 & P.588 (BLOCK 15/21A AND 15/21B) DATED 10 OCTOBER
A18		2003

DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.218
A19		DATED 21 NOVEMBER 2003

	P	.588
LICENCE P.588 TO SEARCH AND BORE FOR AND GET PETROLEUM IN BLOCK
A20		15/21B, DATED 17 AUGUST 1987.

DEED RELATING TO THE ACQUISITION OF PETROLEUM WON AND SAVED
A21		UNDER THE AUTHORITY OF LICENCE P.588 DATED 17 AUGUST 1987

SUPPLEMENTAL DEED TO LICENCE P.588 OIL OPTION DEED DATED 19
A22		AUGUST 1989

NOVATION OF UK TENTH ROUND LICENSING ACQUISITION AGREEMENT FOR
A23		BLOCK 15/21B DATED 19 AUGUST 1988

A24		ASSIGNMENT OF LICENCE P.588 DATED 20 JUNE 1989

DEED OF TERMINATION OF A DEED DATED 17 AUGUST 1987 RELATING TO
ACQUISITION OF PETROLEUM WON AND SAVED UNDER THE AUTHORITY OF
A25		LICENCE P.588 DATED 25 SEPTEMBER 1989

DETERMINATION OF AN AREA TO BE AN OIL FIELD 116 HAMISH TO
A26		LICENCEES OF PRODUCTION LICENCE P.588 DATED 4 MAY 1990

A27		ASSIGNMENT IN RESPECT OF LICENCE NO. P.588 DATED 27 JUNE 1990

A28		ASSIGNMENT IN RESPECT OF LICENCE NO. P.588 DATED 1 JANUARY 1993

A29		SCHEDULE LICENCE NO. P.588 RETAINED AREA FROM 4 JUNE 1993

DEED OF VARIATION RELATING TO PETROLEUM PRODUCTION LICENCE NO.
A30		P.588 DATED 26 AUGUST 1993

DEED OF VARIATION RELATING TO PETROLEUM PRODUCTION LICENCE NO.
A31		P.588 DATED 10 OCTOBER 1996

A32		SCHEDULE LICENCE NO.P.588 RETAINED AREA FROM 4 JUNE 2001

DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION
A33		LICENCE P.588 DATED 12 NOVEMBER 2002

DEED OF ASSIGNMENT OF UK PETROLEUM PRODUCTION LICENCE P.588
A34		DATED 21 NOVEMBER 2003

P.218 & P.588 TRUST DEEDS
TRUST DEED IN RESPECT OF UK LICENCES P.218 & P.588 DATED 30 JUNE
A35		2000

DEED OF NOVATION OF TRUST DEED IN RESPECT OF UNITED KINGDOM
PETROLEUM PRODUCTION LICENCES P.218 AND P.588 (30 JUNE 2000)
A36		DATED 12 NOVEMBER 2002

DEED OF NOVATION OF TRUST DEED IN RESPECT OF UK PETROLEUM
PRODUCTION LICENCE P.218 AND P.588 (30 JUNE 2000) DATED 10
A37		OCTOBER 2003.

SCOTT/TELFORD TRUST DEEDS
TRUST DEED RELATIVE TO SCOTT FIELD, TELFORD FIELD BLOCKS 15/21
A38		AND 15/22 DATED 17 JULY 1998

DEED OF NOVATION OF TRUST DEED RELATIVE TO SCOTT FIELD, TELFORD
FIELD BLOCK 15/21 AND 15/22 RE PREMIER TO TALISMAN DATED 10
A39		OCTOBER 2003

DEED OF NOVATION OF TRUST DEED RELATIVE TO SCOTT FIELD, TELFORD
FIELD BLOCK 15/21 AND 15/22 RE KERR MCGEE TO TALISMAN DATED 10
A40		OCTOBER 2003

DEED OF NOVATION OF TRUST DEED RELATIVE TO SCOTT FIELD, TELFORD
FIELD BLOCK 15/21 AND 15/22 RE AMERADA TO ENCANA DATED 10
A41		OCTOBER 2003

DEED OF NOVATION OF TRUST DEED RELATIVE TO SCOTT FIELD, TELEFORD
A42		FIELD BLOCK 15/21 AND 15/22 DATED 21 NOVEMBER 2003

EXECUTION DEED FOR NOVATION OF TRUST DEED RELATIVE TO SCOTT
FIELD, TELFORD FIELD, BLOCKS 15/21 AND 15/22 (17 July 1998)
A43		DATED 1 FEBRUARY 2004

B		OPERATING AGREEMENTS

B01		OPERATING AGREEMENT DATED 20 APRIL 1972 (SUPERSEDED)

B02		AMENDMENT TO JOINT OPERATING AGREEMENT UNDATED

DEED OF NOVATION RELATING TO LICENCE P.174 AND P.218 OPERATING
B03		AGREEMENT (20 APRIL 1972) DATED 1 JANUARY 1981

OPERATING AGREEMENT FOR UNITED KINGDOM PETROLEUM PRODUCTION
B04		LICENCE NUMBER P.218, DATED 13 AUGUST 1987.

SUPPLEMENTAL AGREEMENT TO THE OPERATING AGREEMENT FOR UNITED
KINGDOM PETROLEUM PRODUCTION LICENCE NUMBER P.218, DATED 31
B05		DECEMBER 1987

NOVATION OF JOINT OPERATING AGREEMENT RELATING TO LICENCE P.218
B06		DATED 17 AUGUST 1988

NOVATION OF SUPPLEMENTAL AGREEMENT TO THE OPERATING AGREEMENT
B07		FOR LICENCE P.218 DATED 17 AUGUST 1988

NOVATION OF OPERATING AGREEMENT IN RESPECT OF LICENCE P.218
B08		DATED 21 DECEMBER 1992

NOVATION AND AMENDMENT AGREEMENT IN RESPECT OF THE JOINT
OPERATING AGREEMENT RELATING TO LICENCE P.218 AND P.588 (BLOCKS
B09		15/21A AND 15/21B), DATED 20 JUNE 2000

NOVATION OF JOINT OPERATING AGREEMENT RELATING TO LICENCES P.218
AND P.588 (BLOCKS 15/21A AND 15/21B)(FIELD AREA) DATED 12
B10		NOVEMBER 2002

NOVATION OF JOINT OPERATING AGREEMENT RELATING TO LICENCES P.218
AND P.588 (BLOCKS 15/21A AND 15/21B)(15/21 IVRRH AREAS) (13
B11		AUGUST 1987) DATED 10 OCTOBER 2003

C		TRANSPORTATION & PROCESSING

ROB ROY/IVANHOE TRANSPORTATION CONFIDENTIALITY AGREEMENT DATED
C01		17 APRIL 1985

NOVATION OF THE ROB ROY/IVANHOE TRANSPORTATION CONFIDENTIALITY
C02		AGREEMENT DATED 02 JANUARY 1986

C03		OIL TRANSPORTATION HEADS OF AGREEMENT DATED 28 AUGUST 1987

ASSIGNMENT OF OIL TRANSPORTATION HEADS OF AGREEMENT DATED 31
C04		DECEMBER 1987

ASSIGNMENT OF OIL TRANSPORTATION HEADS OF AGREEMENT DATED 17
C05		AUGUST 1988

LETTER RE GAS FROM AMERADA HESS FIELDS FROM OXY TO TEXACO DATED
C06		30 SEPTEMBER 1988

IVANHOE FIELD USE OF ROB ROY FACILITIES HEADS OF AGREEMENT DATED
C07		10 MARCH 1989

AGREEMENT FOR THE TRANSPORTATION OF IVANHOE GAS AND ROB ROY GAS
C08		IN THE FRIGG TRANSPORTATION SYSTEM DATED 31 MAY 1989

C09		TRI-PARTITE AGREEMENT DATED 31 MAY 1989

C10		ROB ROY AND IVANHOE COMMON STREAM AGREEMENT DATED 31 MAY 1989

IVANHOE AND ROB ROY LIFTING AGREEMENT FOR FLOTTA TERMINAL DATED
C11		1JULY 1989

SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS OF
C12		AGREEMENT DATED 1 July 1989

AGREEMENT FOR THE IVANHOE FIELD USE OF ROB ROY FACILITIES DATED
C13		1 July 1989

C14		PIPELINE AGREEMENT DATED 01 July 1989

AGREEMENT FOR THE TRANSPORTATION AND PROCESSING OF IRR NGL 9
C15		NOVEMBER 1990 DATED 8 SEPTEMBER 1989

NOVATION OF AGREEMENT FOR THE TRANSPORTATION OF IVANHOE AND ROB
C16		ROY GAS IN THE FRIGG TRANSPORTATION SYSTEM DATED 29 AUGUST 1991

NOVATION OF THE OIL TRANSPORTATION HEADS OF AGREEMENT AND
SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS OF
C17		AGREEMENT DATED 23 AUGUST 1991

C18		NOVATION OF GAS TRANSPORTATION AGREEMENT DATED 23 AUGUST 1991

C19		NOVATION OF PIPELINE AGREEMENT DATED 23 AUGUST 1991

NOVATION OF AGREEMENT FOR IVANHOE FIELD USE OF ROB ROY
C20		FACILITIES DATED 23 AUGUST 1991

NOVATION OF IVANHOE AND ROB ROY LIFTING AGREEMENT FOR FLOTTA
C21		TERMINAL DATED 23 AUGUST 1991

NOVATION OF IVANHOE AND ROB ROY GAS SALES AND TRANSPORTATION
C22		ALLOCATION AGREEMENT DATED 23 AUGUST 1991

NOVATION OF ROB ROY/IVANHOE COMMON STREAM AGREEMENT DATED 23
C23		AUGUST 1991

NOVATION OF TRI-PARTITE AGREEMENT (31 MAY 1989) DATED 23 AUGUST
C24		1991

AGREEMENT FOR HAMISH FIELD USE OF ROB ROY FACILITIES DATED 31
C25		OCTOBER 1991

NOVATION OF PIPELINE AGREEMENT (1JULY 1989) DATED 21 DECEMBER
C26		1992

NOVATION OF GAS TRANSPORTATION AGREEMENT (31 MAY 1989) DATED 21
C27		DECEMBER 1992

NOVATION OF THE OIL TRANSPORTATION HEADS OF AGREEMENT AND
SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS OF
C28		AGREEMENT DATED 21 DECEMBER 1992

NOVATION OF AGREEMENT FOR HAMISH FIELD USE OF ROB ROY FACILITIES
C29		DATED 21 DECEMBER 1992

NOVATION OF AGREEMENT FOR IVANHOE FIELD USE OF ROB ROY
C30		FACILITIES DATED 21 DECEMBER 1992

NOVATION OF AGREEMENT FOR THE TRANSPORTATION OF IVANHOE AND ROB
ROY GAS IN THE FRIGG TRANSPORTATION SYSTEM DATED 21 DECEMBER
C31		1992

C32		NOVATION OF TRI-PARTITE AGREEMENT DATED 21 DECEMBER 1992

NOVATION OF ROB ROY AND IVANHOE COMMON STREAM AGREEMENT DATED 22
C33		DECEMBER 1992

AMENDING AGREEMENT TO THE AGREEEMENT FOR THE TRANSPORTATION OF
IVANHOE AND ROB ROY GAS IN THE FRIGG TRANSPORTATION SYSTEM DATED
C34		11 MAY 1993.

FIRST AMENDING AGREEMENT TO THE TRI-PARTITE AGREEMENT DATED 11
C35		MAY 1993

THE GREATER FRIGG SYSTEM ALLOCATION AGREEMENT TARTAN AND ROB
ROY/IVANHOE INTERIM ALLOCATION AGREEMENT (DRAFT) DATED 27
C36		SEPTEMBER 1993.

AMENDING THE OIL TRANSPORTATION HEADS OF AGREEMENT (28 AUGUST
1987) AND THE SUPPLEMENTAL AGREEMENT THERETO (1 July 1989) DATED
C37		07 FEBRUARY 1995

C38		NOVATION OF TRI-PARTITE AGREEMENT (31 MAY 1989) DATED 1 July 1996

NOVATION OF THE OIL TRANSPORTATION HEADS OF AGREEMENT AND
SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS OF
C39		AGREEMENT DATED 9 JANUARY 1997

NOVATION OF TRI-PARTITE AGREEMENT (31 MAY 1989) DATED 9 JANUARY
C40		1997

ROB ROY/IVANHOE FIELD SPUR ALLOCATION AGREEMENT DATED 19 MAY
C41		1997.

SUPPLEMENTAL LETTER AGREEMENT TO THE ROB ROY/IVANHOE FIELD SPUR
ALLOCATION AGREEEMENT RE TRRIPFIELD ALLOCATION AGREEMENT (19
C42		MAY 1997) DATED 19 MAY 1997

R-BLOCK PROCESSING AND OPERATIONAL SERVICES AGREEMENT DATED 29
C43		JANUARY 1998.

FIRST AMENDING AGREEMENT TO THE ROB ROY/IVANHOE FIELD SPUR
C44		ALLOCATION AGREEMENT (19 MAY 1997) DATED 30 MARCH 1998

LETTER RE TRRIPFIELD SPUR ALLOCATION AGREEMENTS DATED 30 MARCH
C45		1998

FIRST AMENDING AGREEMENT TO THE SPUR ALLOCATION AGREEMENT DATED
C46		19 MAY 1997, DATED 30 MARCH 1998.

HYDROCARBON ALLOCATION METHODOLOGY IVANHOE/ROB ROY/RENEE/RUBIE
C47		DATED 26 NOVEMBER 1998

NOVATION OF OIL TRANSPORTATION HEADS OF AGREEMENT (28 AUGUST
1987) SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS OF
AGREEMENT (1 July 1989) AND AMENDMENT AGREEMENT TO THE OIL
TRANSPORTATION HEADS OF AGREEMENT (7 FEBRUARY 1995) DATED 22
C48		JANUARY 1999

NOVATION OF PIPELINE AGREEMENT (1 July 1989) DATED 22 JANUARY
C49		1999

NOVATION OF TRI-PARTITE AGREEMENT (31 MAY 1989) DATED 22 JANUARY
C50		1999

SECOND AMENDING AGREEMENT AND SUPPLEMENTAL AGREEMENT TO THE ROB
ROY/IVANHOE FIELD SPUR ALLOCATION AGREEMENT DATED 19 MAY 1997 IN
C51		RESPECT OF R-BLOCK GAS, DATED 9 FEBRUARY 1999.

NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA
REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS
C52		IN THE FLOTTA SYSTEM DATED 1 MAY 2000

NOVATION OF ACKNOWLEDGEMENT AGREEMENT RELATING TO THE
TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH
C53		1998) DATED 01 MAY 2000

C54		NOVATION OF PIPELINE AGREEMENT (1 JULY 1989) DATED 1 MAY 2000

NOVATION AGREEMENT FOR USE OF ROB ROY FACILITIES BY HAMISH FIELD
C55		DATED 30 JUNE 2000

NOVATION AGREEMENT IN RESPECT OF IVANHOE AND ROB ROY LIFTING
C56		AGREEMENT FOR FLOTTA TERMINAL (1 July 1989) DATED 30 JUNE 2000

NOVATION OF COMMON STREAM AGREEMENT AND SELLER'S REPRESENTATIVE
AGREEMENT (BOTH 31 MAY 1999) RELATING TO ROB ROY AND IVANHOE
C57		FIELDS DATED 30 JUNE 2000

NOVATION OF AGREEMENT FOR THE TRANSPORTATION OF IVANHOE AND ROB
ROY GAS IN THE FRIGG TRANSPORTATION SYSTEM (31 MAY 1989) DATED
C58		30 JUNE 2000

NOVATION OF ROB ROY/IVANHOE FIELD SPUR ALLOCATION AGREEMENT (19
C59		MAY 1997) DATED 30 JUNE 2000

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
C60		OPERATIONAL SERVICES AGREEMENT DATED 30 JUNE 2000

C61		NOVATION OF PIPELINE AGREEMENT (1 July 1989) DATED 30 JUNE 2000

NOVATION OF (1) OIL TRANSPORTATION HEADS OF AGREEMENT (28 AUGUST
1987) (2) SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS
OF AGREEMENT (1 July 1989) AND (3) AMENDMENT AGREEMENT TO THE
OIL TRANSPORTATION HEADS OF AGREEMENT (7 FEBRUARY 1995) DATED
C62		30 JUNE 2000

NOVATION OF GAS TRANSPORTATION AGREEMENT(TARTAN) (31 MAY 1989)
C63		DATED 30 JUNE 2000

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 20 July
C64		2000

NOVATION OF ROB ROY/IVANHOE GAS TRANSPORTATION AGREEMENT (31 MAY
C65		1989) DATED 01 OCTOBER 2000

NOVATION OF ROB ROY/IVANHOE FIELD SPUR ALLOCATION AGREEMENT (19
MAY 1997) AS AMENDED AND SUPPLEMENTED BY ASSOCIATED AGREEMENTS
C66		DATED 1 OCTOBER 2000

AMENDING AGREEMENT TO THE GAS TRANSPORTATION AGREEMENT, DATED 17
C67		NOVEMBER 2000.

NOVATION OF ACKNOWLEDGEMENT AGREEMENT RELATING TO THE
TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH
C68		1998) DATED 22 DECEMBER 2000

C69		NOVATION OF PIPELINE AGREEMENT DATED 22 DECEMBER 2000

NOVATION OF (1) OIL TRANSPORTATION HEADS OF AGREEMENT (28 AUGUST
1987) (2) SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS
OF AGREEMENT (1 July 1989) AND (3) AMENDMENT AGREEMENT TO THE
OIL TRANSPORTATION HEADS OF AGREEMENT (7 FEBRUARY 1995) DATED
C70		22 DECEMBER 2000

NOVATION OF INTERFACE AGREEMENT CONCERNING INFORMATION AND DATA
REQUIREMENTS RELATING TO THE TRANSPORTATION OF R-BLOCK LIQUIDS
C71		IN THE FLOTTA SYSTEM DATED 22 DECEMBER 2000

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 12
C72		NOVEMBER 2002

NOVATION AGREEMENT OF AGREEMENT FOR THE TRANSPORTATION OF
IVANHOE GAS AND ROB ROY GAS IN THE FRIGG TRANSPORTATION SYSTEM
C73		(31 MAY 1989) DATED 10 OCTOBER 2003

NOVATION AGREEMENT IN RESPECT OF IVANHOE AND ROB ROY LIFTING
C74		AGREEMENT FOR FLOTTA TERMINAL (1JULY 1989) DATED 10 OCTOBER 2003

NOVATION OF COMMON STREAM AGREEMENT AND SELLER'S REPRESENTATIVE
AGREEMENT RELATING TO THE ROB ROY AND IVANHOE FIELDS (31 MAY
C75		1989) DATED 10 OCTOBER 2003

NOVATION OF PIPELINE AGREEMENT (1 JULY 1989) DATED 10 OCTOBER
C76		2003

NOVATION OF ROB ROY/IVANHOE GAS TRANSPORTATION (TARTAN)
C77		AGREEMENT (31 MAY 1989) DATED 10 OCTOBER 2003

NOVATION OF (1) OIL TRANSPORTATION HEADS OF AGREEMENT (28 AUGUST
1987) (2) SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS
OF AGREEMENT (1 July 1989) AND (3) AMENDMENT AGREEMENT TO THE
OIL TRANSPORTATION HEADS OF AGREEMENT (7 FEBRUARY 1995) DATED
C78		10 OCTOBER 2003

NOVATION OF ACKNOWLEDGEMENT AGREEMENT RELATING TO THE
TRANSPORTATION OF R-BLOCK LIQUIDS IN THE FLOTTA SYSTEM (20 MARCH
C79		1998) DATED 10 OCTOBER 2003

NOVATION ROB ROY/IVANHOE FIELD SPUR ALLOCATION AGREEMENT (19 MAY
1997) AS AMENDED AND SUPPLEMENTED BY ASSOCIATED AGREEMENTS DATED
C80		10 OCTOBER 2003

NOVATION OF AGREEMENT FOR USE OF ROB ROY FACILITIES BY IVANHOE
C81		FIELD (1 July 1989) DATED 10 OCTOBER 2003

NOVATION AGREEMENT RELATING TO R-BLOCK PROCESSING AND
OPERATIONAL SERVICES AGREEMENT (29 JANUARY 1998) DATED 10
C82		OCTOBER 2003

NOVATION OF AGREEMENT FOR USE OF ROB ROY FACILITIES BY HAMISH
C83		FIELD (31 OCTOBER 1991) DATED 10 OCTOBER 2003

NOVATION OF ROB ROY / IVANHOE GAS TRANSPORTATION AGREEMENT (31
C84		MAY 1989) DATED 31 MAY 2004

C85		WORKING INTEREST ASSIGNMENT DATED 31 MAY 2004

NOVATION OF THE AGREEMENT FOR THE TRANSPORTATION OF GALLEY GAS
AND R-BLOCK GAS THROUGH THE TARTAN SYSTEM AND THE GAS EXPORT
C86		LINE (1 OCTOBER 2000) DATED 31 MAY 2004

NOVATION OF (1) PIPELINE SHARING HEADS OF AGREEMENT DATED 26
July 1978 (2) LETTER AGREEMENT IN RESPECT OF THE GAS PIPELINE
C87		OPERATING AGREEMENT (24 APRIL 1989) DATED 31 MAY 2004

NOVATION OF PT RISER OPERATING AGREEMENT (11 MAY 1993) DATED 31
C88		MAY 2004

LETTER AGREEMENT RE. TRANSPORTATION AND PROCESSING OF TARTAN,
C89		GALLEY AND IVAN HOE/ROB ROY FIELD GAS DATED 25 MARCH 2005

LETTER RE. TRANSPORTATION AND PROCESSING OF TARTAN, GALLEY AND
IVANHOE/ROB ROY GAS IN THE FRIGG UK PIPELINE - SALE AND PURCHASE
C90		OF TARTAN, GALLEY AND IVANHOE/ROB ROY GAS DATED 5 APRIL 2005

PROXIMITY AGREEMENT IN RESPECT OF THE CONDUCT OF REPAIR WORK IN
PROXIMITY TO THE AMERADA PIPELINE BETWEEN HESS AND TEUK DATED 23
C91		DECEMBER 2005

ROB ROY/IVANHOE ALLOCATION LETTER AGREEMENT RELATING TO
C92		TRI-PARTITE AGREEMENT UNDATED

NOVATION OF (1) OIL TRANSPORTATION HEADS OF AGREEMENT (28 AUGUST
1987) (2) SUPPLEMENTAL AGREEMENT TO THE OIL TRANSPORTATION HEADS
OF AGREEMENT (1 July 1989) AND (3) AMENDMENT AGREEMENT TO THE
OIL TRANSPORTATION HEADS OF AGREEMENT (7 FEBRUARY 1995) DATED
C93		12 NOVEMBER 2002

NOVATION OF PIPELINE AGREEMENT (1 JULY 1989) DATED 12 NOVEMBER
C94		2002

D		PRODUCT SALE & PURCHASE

AGREEMENT BETWEEN DEMINEX AND BG FOR SALE AND PURCHASE OF
NATURAL GAS FROM THE ROB ROY AND IVANHOE FIELDS DATED 31 MAY
D01		1989

D02		SELLER'S REPRESENTATIVE AGREEMENT DATED 31 MAY 1989

D03		LETTER RE ROB ROY/IVANHOE - ALLOCATION DATED 31 MAY 1989

AGREEMENT BETWEEN PICT AND BG FOR SALE AND PURCHASE OF NATURAL
D04		GAS FROM THE ROB ROY AND IVANHOE FIELDS DATED 31 MAY 1989

AGREEMENT BETWEEN KERR-MCGEE AND BRITISH GAS FOR THE SALE AND
PURCHASE OF NATURAL GAS FROM THE ROB ROY AND IVANHOE FIELDS
D05		DATED 31 MAY 1989

D06		THE RESTRICTION OF AMENDMENTS AGREEMENT DATED 31 MAY 1989

IVANHOE AND ROB ROY GAS SALES AND TRANSPORTATION ALLOCATION
D07		AGREEMENT DATED 1 July 1989

TARTAN AND ROB ROY/IVANHOE INTERIM ALLOCATION AGREEMENT DATED 18
D08		AUGUST 1989.

NOVATION OF SELLER'S REPRESENTATIVE AGREEMENT DATED 23 AUGUST
D09		1991

NOVATION OF TARTAN AND ROB ROY/IVANHOE INTERIM ALLOCATION
D10		AGREEMENT DATED 23 AUGUST 1991

NOVATION OF THE RESTRICTION OF AMENDMENTS AGREEMENT (31 MAY
D11		1989) DATED 23 AUGUST 1991

NOVATION OF IVANHOE AND ROB ROY GAS SALES AND TRANSPORTATION
D12		ALLOCATION AGREEMENT DATED 21 DECEMBER 1992

NOVATION OF LETTER AGREEMENT ON REVENUE SHARING PROPOSALS FOR
D13		FLOTTA TERMINAL DATED 21 DECEMBER 1992

NOVATION OF SELLER'S REPRESENTATIVE AGREEMENT (23 AUGUST 1991)
D14		DATED 21 DECEMBER 1992

NOVATION OF THE RESTRICTION OF AMENDMENTS AGREEMENT (31 MAY
D15		1989) DATED 21 DECEMBER 1992

NOVATION OF TARTAN AND ROB ROY/IVANHOE INTERIM ALLOCATION
D16		AGREEMENT DATED 22 DECEMBER 1992

TARTAN AND ROB ROY/IVANHOE INTERIM ALLOCATION AGREEMENT DATED 30
D17		SEPTEMBER 1993

SUPPLEMENTAL LETTER AGREEMENT TO THE TARTAN AND ROB ROY/IVANHOE
D18		INTERIM ALLOCATION AGREEMENT DATED 30 SEPTEMBER 1993

LETTER RE TARTAN AND ROB ROY/IVANHOE INTERIM ALLOCATION
D19		AGREEMENT DATED 27 JulY 1994

NOVATION AGREEMENT IN RESPECT OF RESTRICTION OF AMENDMENTS
D20		AGREEMENT (31 MAY 1989) DATED 30 JUNE 2000

NOVATION OF AGREEMENT FOR THE SALE AND PURCHASE OF GAS FROM THE
D21		ROB ROY AND IVANHOE FIELDS (31 MAY 1989) DATED 30 JUNE 2000

NOVATION OF IVANHOE AND ROB ROY GAS SALES AND TRANSPORTATION
D22		ALLOCATION AGREEMENT (1 JULY 1989) DATED 12 NOVEMBER 2002

NOVATION OF LETTER AGREEMENT ADDRESSING FLOTTA TERMINAL - POWER
EXPORT SCHEME AND ORKNEY WATER TEST CENTRE REVENUE SHARING
D23		PROPOSALS DATED 10 OCTOBER 2003

NOVATION OF IVANHOE AND ROB ROY GAS SALES & TRANSPORTATION
D24		ALLOCATION AGREEMENT (1 JULY 1989) DATED 10 OCTOBER 2003

NOVATION OF AN AGREEMENT FOR THE SALE AND PURCHASE OF NATURAL
GAS FROM ROB ROY AND IVANHOE FIELDS (31 MAY 1989) DATED 10
D25		OCTOBER 2003

NOVATION AGREEMENT IN RESPECT OF RESTRICTION OF AMENDMENTS
D26		AGREEMENT (31 MAY 1989) DATED 10 OCTOBER 2003

TARTAN - IVANHOE/ROB ROY GAS SUPPLY AND PURCHASE AGREEMENT DATED
D27		31 AUGUST 2005

E		MISCELLANEOUS

E01		CONFIDENTIALITY AGREEMENT DATED 17 APRIL 1985

POWER OF ATTORNEY - PICT PETROLEUM PLC APPOINTING AMERADA HESS
E02		LIMITED AS ITS ATTORNEY

E03		ROB ROY/IVANHOE PARENT COMPANY GUARANTEE DATED 14 JUNE 1989..

CONTRACT OF SETTLEMENT AND RELEASE BETWEEN HESS AND CHARLTON
E04		LESLIE DATED 21 JUNE 1991

POWER OF ATTORNEY APPOINTING BRAN WILLIAM HEMMING ON BEHALF OF
KERR-MCGEE TO EXECUTE A SALE AND PURCHASE AGREEMENT BETWEEN KM
AND TOTL, TEUK RE LICENCE P.218 15/21A AND P.588 15/21B DATED 5
E05		SEPTEMBER 2002

AGREEMENT FOR THE RETENTION OF DOCUMENTS OUTSIDE THE UK RE
IVANHOE, ROB ROY, HAMISH, BALMORAL AND STIRLING DATED 13
E06		SEPTEMBER 2002

POWER OF ATTORNEY APPOINTING AUSTIN WELCH TO EXECUTE THE
ASSIGNMENT OF PERCENTAGE INTEREST BETWEEN TLM AND KERR-MCGEE
TERMINATING ON 1 DECEMBER 2002 FOR LICENCE P.218 BLOCK 15/21A
E07		AND P.588 BLOCK 15/21B DATED 1 NOVEMBER 2002

POWER OF ATTORNEY APPOINTING AUSTIN WELCH TO EXECUTE THE
ASSIGNMENT OF PERCENTAGE INTEREST BETWEEN TLM AND KERR-MCGEE
TERMINATING ON 1 DECEMBER 2002 FOR LICENCE P.201 BLOCK 16/21A
E08		DATED 1 NOVEMBER 2002

POWER OF ATTORNEY APPOINTING JON HENDRIK BOOT TO SIGN, EXECUTE,
COMPLETE, APPROVE AND DELIVER ON BEHALF OF PREMIER PICT DATED 5
E09		SEPTEMBER 2003

POWER OF ATTORNEY APPOINTING PHILIPARGO ON BEHALF OF TOTL TO
E10		EXECUTE THE SALE AND PURCHASE AGREEMENT DATED 9 SEPTEMBER 2003

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME - KERR-MCGEE OIL
E11		(U.K.) LIMITED TO MAERSK OIL UK LIMITED DATED 17 NOVEMBER 2005

F		DTI

DTI - LICENCE NO. P.218 AND P.588 CONSENT TO FLARE GAS FOR THE
F01		PERIOD 1 July 1991 TO 31 DECEMBER 1991 DATED 28 JUNE 1991

DTI - LICENCE NO. P.218 AND P.588 DEVELOPMENT AND PRODUCTION
F02		WORKS DATED 8 NOVEMBER 1991

DTI - LICENCE NO. P.218 AND P.588 CONSENT TO FLARE GAS FOR THE
F03		PERIOD 1 JANUARY 1992 TO 30 JUNE 1992 DATED 31 DECEMBER 1991

LETTER TO DTI - CONSENT TO THE FLARING OF GAS P.218, P.220,
P.226, P.238, P.249, P.250, P.324, P.339, P.588 & P.640 DATED 19
F04		DECEMBER 2002

DTI - INVITATION TO MAKE REPRESENTATION UNDER SECTION 31(4)
F05		SUBMARINE PIPELINES IVANHOE BLOCK 15/21A DATED 14 FEBRUARY 2003

DTI - INVITATION TO MAKE REPRESENTATION UNDER SECTION 31(4)
SUBMARINE PIPELINES BLOCK PL515 TO PL523, PL525 TO PL529, PL531
F06		TO PL539 & PL541 TO PL546 DATED 14 FEBRUARY 2003

DTI - INVITATION TO MAKE REPRESENTATION UNDER SECTION 31(4)
F07		SUBMARINE PIPELINES PL684 TO PL687 DATED 14 FEBRUARY 2003

DTI - INVITATION TO MAKE REPRESENTATION UNDER SECTION 31(4)
F08		SUBMARINE PIPELINES PL556 DATED 14 FEBRUARY 2003

DTI - INVITATION TO MAKE REPRESENTATION UNDER SECTION 31(4)
SUBMARINE PIPELINES PL1881, PL1882, PLU1883 DATED 14 FEBRUARY
F09		2003

DTI - INVITATION TO MAKE REPRESENTATION UNDER SECTION 31(4)
OFFSHORE INSTALLATIONS BLOCK 15/21A & 15/21B DATED 14 FEBRUARY
F10		2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
F11		PL1769 AND PL1770 DATED 25 MARCH 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE OFFSHORE
INSTALLATIONS ROY ROY SUBSEA PRODUCTION MANIFOLD DATED 25 MARCH
F12		2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
F13		PL684 TO PL687 DATED 25 MARCH 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE OFFSHORE
INSTALLATIONS IVANHOE FLOATING PRODUCTION FACILITY DATED 25
F14		MARCH 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
F15		PL1881, PL1882 AND PLU1883 DATED 25 MARCH 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
F16		PL556 DATED 25 MARCH 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
PL515 TO PL523, PL525 TO PL529, PL531 TO PL539 AND PL541 TO
F17		PL546 DATED 25 MARCH 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE UNDER SECTION 31(5)
CONSIDERATION TO WITHDRAW RE IVANHOE BLOCK 15/21A DATED 6 JUNE
F18		2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE UNDER SECTION 31(5)
CONSIDERATION TO WITHDRAW RE IVANHOE PIPELINE PL1769 AND PL1770
F19		DATED 6 JUNE 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE UNDER SECTION 31(5)
CONSIDERATION TO WITHDRAW RE IVANHOE PIPELINE PL556 DATED 6 JUNE
F20		2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE UNDER SECTION 31(5)
CONSIDERATION TO WITHDRAW RE ROB ROY PIPELINES PL1881 TO PLU1883
F21		DATED 6 JUNE 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE UNDER SECTION 31(5)
CONSIDERATION TO WITHDRAW RE ROB ROY PIPELINES PL515 TO PL523,
F22		PL525 TO PL529, PL531 TO PL539, PL541 TO PL546 DATED 6 JUNE 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE UNDER SECTION 31(5)
CONSIDERATION TO WITHDRAW RE ROB ROY PIPELINES PL684 TO PL687
F23		DATED 6 JUNE 2003

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE UNDER SECTION 31(5)
CONSIDERATION TO WITHDRAW RE ROB ROY BLOCK 15/21A AND 15/21B -
F24		SUBSEA PRODUCTION MANIFOLD DATED 6 JUNE 2003

DTI - SECTION 29 NOTICE SUBMARINE PIPELINES FOR PL513,514,547 TO
F25		567, 1769, 1770 DATED 21 AUGUST 2003

DTI - PETROLEUM PRODUCTION LICENCE NO. P.218 AND P.588 CONSENT
F26		TO VENT GAS DATED 31 DECEMBER 2003

DTI - PETROLEUM PRODUCTION LICENCE NO. P.218 AND P.588 CONSENT
F27		TO FLARE GAS DATED 31 DECEMBER 2003

DTI - PETROLEUM PRODUCTION LICENCE NO. P.218 AND P.588
DEVELOPMENT AND PRODUCTION WORKS FOR THE IVANHOE FIELD DATED 31
F28		DECEMBER 2003

DTI - PETROLEUM PRODUCTION LICENCE NO. P.218 AND P.588
DEVELOPMENT AND PRODUCTION WORKS FOR THE ROB ROY FIELD DATED 31
F29		DECEMBER 2003

DTI - PETROLEUM PRODUCTION LICENCE NO. P.218 AND P.588
DEVELOPMENT AND PRODUCTION WORKS FOR THE HAMISH FIELD DATED 31
F30		DECEMBER 2003

DTI - INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4)
F31		SUBMARINE PIPELINES DATED 20 MAY 2004

DTI - INVITATION TO MAKE REPRESENTATIONS UNDER SECTION 31(4)
OFFSHORE INSTALLATIONS FOR INVANHOE BLOCK 15/21A DATED 20 MAY
F32		2004

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATION
F33		UNDER SECTION 31(4) OFFSHORE INSTALLATIONS DATED 15 JUNE 2004

DTI - PETROLEUM ACT 1998 : INVITATION TO MAKE REPRESENTATION
F34		UNDER SECTION 31(4) SUBMARINE PIPELINES DATED 15 JUNE 2004

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
F35		DATED 29 JUNE 2004

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE OFFSHORE
F36		INSTALLATIONS DATED 29 JUNE 2004

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE OFFSHORE
F37		INSTALLATIONS DATED 21 July 2004

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
F38		DATED 21 July 2004

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
F39		DATED 14 OCTOBER 2004

DTI - PETROLEUM ACT 1998 : SECTION 29 NOTICE SUBMARINE PIPELINES
F40		DATED 14 OCTOBER 2004

DTI - LICENCE NO. P.218 AND P.588 DEVELOPMENT AND PRODUCTION
F41		WORKS DATED 31 DECEMBER 2004

DTI - LICENCE NO. P.218 AND P.588 DEVELOPMENT AND PRODUCTION
F42		WORKS DATED 31 DECEMBER 2004

DTI - LICENCE NO. P.218 AND P.588 CONSENT TO FLARE GAS FOR THE
F43		PERIOD 1 JANUARY TO 31 DECEMBER 2005 DATED 31 DECEMBER 2004

DTI - PETROLEUM PRODUCTION LICENCE NO. P.218 AND P.588 CONSENT
F44		TO VENT GAS DATED 31 DECEMBER 2004

LICENCE P.140 BLOCK 15/26A
A	LICENCE DATA
-
LICENCE P.140 TO SEARCH AND BORE FOR AND GET PETROLEUM IN BLOCK
15/26, DATED 28 FEBRUARY 1972 AND COVERING LETTER DATED 29
A01	DECEMBER 1971.

A02	SCHEDULE OF RETAINED AREA LICENCE P.140 FROM 1 DECEMBER 1977

A03	ASSIGNMENT OF LICENCE P.140, DATED 1 JANUARY 1981.

A04	DEED OF ASSIGNMENT OF INTEREST DATED 18 AUGUST 1982.

A05	DEED OF ASSIGNMENT OF INTEREST DATED 18 AUGUST 1992.

LETTER RE TRANSFER OF OPERATORSHIP, LICENCE P.140, DATED 17
A06	SEPTEMBER 1992.

DEED OF LICENCE ASSIGNMENT LICENCE NO. P.140 DATED 10 DECEMBER
A07	1992.

A08	DEED OF LICENCE ASSIGNMENT LICENCE P.140, DATED 30 JULY 1993

ASSIGNMENT OF INTEREST AGREEMENT P.140 BETWEEN BP& PHILLIPS
A09	DATED 30 JULY 1993

DEED OF LICENCE ASSIGNMENT UNITED KINGDOM CONTINENTAL SHELF
A10	PETROLEUM PRODUCTION LICENCE NO. P.140, DATED 28 JUNE 1994.

DEED OF ASSIGNMENT OF UNITED KINGDOM PETROLEUM PRODUCTION
A11	LICENCE P.140 DATED 1 DECEMBER 2002

A12	EXECUTION DEED FOR PRODUCTION LICENCE P.140 DATED 16 MAY 2005

B	OPERATING AGREEMENTS

B01	OPERATING AGREEMENT LICENCE P.140, DATED 12 JUNE 1973

NOVATION AGREEMENT RELATING TO JOA (12 JUNE 1973) DATED 1
B02	JANUARY 1981.

NOVATION AND AMENDMENT AGREEMENT RELATING TO JOINT OPERATING
AGREEMENT FOR LICENCE NO. P.140 (12 JUNE 1973), DATED 10
B03	DECEMBER 1992.

NOVATION AND AMENDMENT AGREEMENT RELATING TO JOINT OPERATING
AGREEMENT FOR LICENCE NO. P.140 (12 JUNE 1973), DATED 30 JULY
B04	1993.

NOVATION AND AMENDMENT AGREEMENT RELATING TO JOINT OPERATING
AGREEMENT FOR LICENCE NO. P.140 (12 JUNE 1973), DATED 28 JUNE
B05	1994.

NOVATION OF UNITED KINGDOM PETROLEUM PRODUCTION LICENCE P.140
B06	JOINT OPERATING AGREEMENT (12 JUNE 1973) DATED 1 DECEMBER 2002

EXECUTION DEED FOR P.140 RE JOINT OPERATING AGREEMENT (12 JUNE
B07	1973) DATED 16 MAY 2005

Schedule 2

Allocation of Final Consideration

$M

	Plant & Machinery	Mineral Extraction	Licence	Total
Ivanhoe, Rob Roy and Hamish Fields	9.0	0.0	6.0	15.0

Renee Field	6.4	0.0	1.6	8.0

Rubie Field	17.6	0.0	1.4	19.0

Alba Field	62.6	0.0	25.9	88.5

Caledonia Field	3.6	0.0	0.9	4.5

Totals	99.2	0.0	35.8	135.0

For the avoidance of doubt, any sums that may become payable pursuant to the Adjustment Clauses or pursuant to a warranty claim under Clause 8 shall be added to or deducted from the balance attributable to the Interests under (iii) above.

Schedule 3

Working Capital

Part A

1.	Pursuant to Clause 3.6 of this Agreement, the working capital balance for each of the Interests shall be determined in accordance with the provisions of this Schedule, by:

1.1	adding together the amounts of the Cash Balances, trade account receivables, prepayments and sundry receivables, VAT Receivable, Other Assets, Inventory (net of Inventory Provisions) and Underlifts (the “Positive Balance”) for each Interest; and

1.2	adding together the amounts of any overdraft balance, VAT Payable, Accruals, Other Liabilities and Overlifts (the “Negative Balance”) for each Interest; and

1.3	deducting each Negative Balance from each Positive Balance, and adding together the net balances.

2.	Elements

2.1	The elements of working capital shall comprise those items set out in the Exhibit to this Schedule, which items shall have the following meanings:

“Cash Balances” means cash balances held by the Joint Account at the Economic Date;

“VAT Receivable/Payable” means VAT due to/from the Joint Account but not recovered/paid at the Economic Date;

“Other Assets” means other assets due to the Joint Account but unpaid at the Economic Date;

“Inventory” means the value of inventory reflected in the Joint Venture Billings and equipment held at the onshore warehouse, vendors yards and offshore;

“Inventory Provisions” means both general and specific provision made for obsolete, slow moving or defective items of inventory as adopted by the Joint Account at the Economic Date and as set out in the Joint Venture Billings;

“Accruals” means the amounts accrued by the Joint Account but unpaid as at the Economic Date;

“Other Liabilities” means the other liabilities accrued by the Joint Account but unpaid as at the Economic Date;

“Joint Account” means any joint account held by the relevant Operator in accordance with each of the JOAs and any relevant pipeline operating agreement;

“Overlift/Underlift” means, in relation to the interest of a Seller in a Field, the amount in barrels by which the aggregate amount of Oil, or NGL products in metric tonnes, or Gas as described in the Hydrocarbon Accounts prepared by the Field Operator, lifted by the Seller on and before the Economic Date exceeds (in the case of Overlift) or falls short of (in the case of Underlift) the aggregate amount of production entitlement on and before the Economic Date attributable to that interest. The Overlift/Underlift position of each Field at the Economic Date is set out in the relevant terminal accounts.

3.	Valuation of certain elements

For all elements of working capital, other than Overlift and Underlift, trade accounts receivables, prepayments and sundry receivables, the figures shall be derived from the statements provided by the Operator (Joint Venture Billings).

4.	Valuation of Overlift and Underlift for Crude Oil

The value of any Overlift/Underlift of a Field shall be taken to be the average price per barrel achieved from sales in the month prior to the Economic Date. Where no sales have occurred in the prior month then the actual sales in the months subsequent to the Economic Date as adjusted for the premium or discounts in current contracts will be used. In the case of Overlift, the resulting valuation will have deducted therefrom, any PRT net of CT paid or to be paid, by the relevant Seller on such Overlift.

5.	Valuation of Overlift and Underlift for NGL Products

The value of any Overlift and Underlift of a field shall be taken to be the average price per metric tonnes achieved from sales in the months subsequent to the Economic Date.

6.	Valuation of Overlift and Underlift for Gas Products

Overlift or Underlift gas entitlement balances present due to gas banking or daily nominations arrangements shall be determined with reference to the prevailing gas price invoiced in the prior month.

7. Currency

Euro, GBP and other denominated amounts are to be translated into US Dollars at the applicable conversion rate.

Part B

Working capital balances shall be determined as set out above in respect of each of the Interests.

Exhibit

Form of Working Capital Statement

Interest	100% Joint Venture	Interest %	Interest Share
As per Joint Venture Billings (where relevant)

Cash

VAT Receivable/Payable

Trade account receivables

Prepayments and sundry receivables

Other Assets

Inventory

Inventory Provisions

Accruals

Other Liabilities

As per terminal accounts

TOTAL WORKING CAPITAL

Schedule 4

Interim and Final Completion Statement Formats

Statement of Final Consideration and Adjustments

Description	Clause/	Amount	Amount
	Schedule	[£/$] [£/$]
Consideration	Clause 3.4		X

Interest thereon	Clause 3.16	+

Adjustments*

Working Capital Adjustment	Clause 3.6, Schedule 3	+/-

Interest thereon	Clause 3.16	+/-	+/-

Cash Calls Adjustment	Clause 3.7	+

Interest thereon	Clause 3.16	+	+

NPR Adjustment	Clause 3.8	—

Interest thereon	Clause 3.16	-	—

Petroleum Sales Adjustment	Clause 3.9	—

Interest thereon	Clause 3.16	-	—

Interim Period Adjustment	Clause 3.10	+

Interest thereon	Clause 3.16	+	+

Clause 3.11

Total

* A separate set of adjustments will be prepared for each part of the Interests.

Schedule 5

Seller’s Warranties

1.	The Seller is a licensee of the Licences and is (and unless otherwise agreed by the Endeavour Energy UK Limited will at Completion be) the sole beneficial owner of the Interests.

2.	Following fulfilment of the Conditions Precedent, the Seller will have the right to transfer and assign full legal and beneficial ownership of the Interests to the Purchaser.

3.	Subject to the provisions of the Interests Documents, no Encumbrances are (or will at Completion be) in existence and in force over the Interests nor, subject as aforesaid, is there in effect any agreement or commitment to create the same.

4.	So far as the Seller is aware, the Seller has not committed any material breach of the Licences or any of the other Interests Documents nor received notice that any of the parties to any of the above-mentioned documents, which breach, at the date of making this statement, is of a material nature and is subsisting.

5.	The Licences and Interests Documents and all rights and interests of the Seller thereunder or deriving therefrom are in full force and effect. No notice has been given to the Seller or, so far as the Seller is aware, to any other licensee of the Licences or any of them, by the Secretary, of any intention to revoke the Licences or any of them. The Seller has not knowingly by act or omission done anything which would cause the Licences or any of them to be revoked.

6.	As far as the Seller is aware no Licence is in the course of being surrendered in whole or in part.

7.	As far as the Seller is aware none of the current licensees of the Licences or the current parties to any JOA has given any notice of withdrawal from the Licence or JOA.

8.	The Seller is not a party to any material litigation or arbitration or administrative proceedings in respect of which a writ or summons or other formal pleading has been served or judgement issued, nor is there any claim (whether or not formulated within a formal pleading as aforesaid) or dispute in relation to, and which is likely materially to prejudice or detrimentally affect in any material manner, the Interests, and the Seller is not aware that any such litigation, arbitration, administrative proceedings claim or dispute are threatened or pending either by or against the Seller, and, so far as the Seller is aware, there are no facts known to the Seller which are likely to give rise to any claim or dispute which is likely so to prejudice or detrimentally affect in any material manner the Interests, and, so far as the Seller is aware, none of the other licensees of the Licences or the parties to the Interests Documents is a party to any litigation, arbitration or administrative proceedings or any claim or dispute or judgment in relation to, and which is likely to prejudice or detrimentally affect in any material manner, the Interests.

9.	The Interests Documents are the only material agreements to which the Seller is party relating to the Interests.

10.	The Seller is duly incorporated with limited liability and validly existing under the laws of England and Wales.

11.	All necessary corporate action has been taken on the part of the Seller to authorise, execute and deliver this Agreement and perform the transactions contemplated by this Agreement.

12.	The signing and delivery of this Agreement and, subject to fulfilment of the Conditions Precedent, the performance of any of the transactions contemplated by this Agreement will not materially contravene or constitute a material default under any provision contained in any relevant law, judgment, order, licence, permit or consent by which the Seller or any of its Affiliates or their respective assets is bound or affected.

13.	The Seller has not received written notification from a government entity of any Environmental Liability for which the Purchaser would be liable pursuant to Clause 7 of this Agreement.

Schedule 6

Purchaser’s Warranties

1.	The Purchaser is duly incorporated with limited liability and validly existing under the laws of England and Wales.

2.	All necessary corporate action has been taken on the part of the Purchaser to authorise, execute and deliver this Agreement and perform the transactions contemplated by this Agreement.

3.	The documents which contain or establish the Purchaser’s constitution incorporate provisions which authorise, and all necessary corporate action has been taken to authorise, the Purchaser to execute and deliver this Agreement and perform the transactions contemplated hereby.

4.	The signing and delivery of this Agreement and, subject to fulfilment of the Conditions Precedent, the performance of any of the transactions contemplated by this Agreement will not materially contravene or constitute a material default under any provision contained in any relevant law, judgment, order, licence, permit or consent by which the Purchaser or any of its Affiliates or their respective assets is bound or affected.

5.	No litigation, arbitration, administrative proceeding, dispute or judgment against the Purchaser or to which the Purchaser is a party which might by itself or together with any such other proceedings have a material adverse effect on its business, assets or condition and which would materially and adversely affect its ability to observe or perform its obligations under this Agreement and the transactions contemplated hereby, is subsisting or, so far as the Purchaser is aware, threatened or pending against the Purchaser or any of its assets.